UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II
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(Exact name of registrant as specified in charter)

200 Berkeley Street, BOSTON, MA 02116
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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 200 Berkeley Street, BOSTON, MA 02116
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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497
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Date of fiscal year end: 7/31
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Date of reporting period: 7/31/20
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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared five annual reports to shareholders for the year ended July 31, 2020 for series of John Hancock Funds II with July 31 fiscal year end. The first report applies to Short Duration Credit Opportunities Fund, the second report applies to Absolute Return Currency Fund, the third report applies to Fundamental All Cap Core Fund, the fourth report applies to Diversified Strategies Fund and the fifth report applies to Multi-Asset Absolute Return Fund (formerly Global Absolute Return Strategies Fund).

John Hancock

Short Duration Credit Opportunities Fund

Annual report 7/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A and Class C shares) or 888-972-8696 (Class I, Class R6, and Class NAV shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Global financial markets delivered strong returns during first half of the 12-month period ended July 31, 2020; however, heightened fears over the coronavirus (COVID-19) sent markets tumbling during the latter half of February and early March. Investors reacted by exiting higher-risk assets and moving into cash, leading to a liquidity crunch in the fixed-income markets.

In response to the sell-off, the U.S. Federal Reserve acted quickly, lowering interest rates to near zero and reinstating quantitative easing, as well as announcing its plans to shore up short-term debt. These steps, along with the passage of a $2 trillion federal economic stimulus bill, helped lift the markets during the final months of the period, while credit spreads rebounded off their highs as liquidity concerns eased.

The continued spread of COVID-19, trade disputes, rising unemployment, and other geopolitical tensions may continue to create uncertainty among businesses and investors. Your financial professional can help position your portfolio so that it's sufficiently diversified to seek to meet your long-term objectives and to withstand the inevitable bouts of market volatility along the way.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Short Duration Credit Opportunities Fund

2	Your fund at a glance
5	Manager's discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
48	Financial statements
52	Financial highlights
57	Notes to financial statements
73	Report of independent registered public accounting firm
74	Tax information
75	Continuation of investment advisory and subadvisory agreements
82	Statement regarding liquidity risk management
85	Trustees and Officers
89	More information

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to maximize total return, which consists of income on its investments and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/2020 (%)

Class A shares (without sales charge)
Bloomberg Barclays 1–5 Year U.S. Credit Index
Morningstar U.S. multisector bond fund category average
6.11
2.34
2.52
3.93
2.56
3.18
3.66
3.29
2.89
4.27
2.90
3.01
1 year
3 year
5 year
10 year

The Bloomberg Barclays 1 - 5 Year U.S. Credit Index includes investment-grade corporate and international U.S. dollar-denominated bonds with maturities of 1 to 5 years.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The global fixed-income market registered a gain

Following a sharp sell-off in March caused by the spread of COVID-19, the higher-risk segments of the bond market recovered to post a positive return for the full 12-month period.

The fund underperformed its benchmark

Sector allocation—specifically, overweight positions in high-yield bonds, emerging-market debt, and term loans—was the primary detractor from relative performance.

Security selection also detracted modestly

Selection in securitized assets weighed on results, offsetting a strong showing in investment-grade corporates and term loans.

PORTFOLIO COMPOSITION AS OF 7/31/2020 (%)

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       3

QUALITY COMPOSITION AS OF 7/31/2020 (%)

U.S. Government Agency	0.4
Collateralized mortgage obligations - U.S. Government Agency	0.2
AAA	13.2
AA	5.3
A	7.0
BBB	22.0
BB	14.9
B	19.2
CCC and below	3.4
Not rated	6.2
Short-term investments and other	8.2

As a percentage of net assets.

Ratings are from Moody's Investors Service, Inc. If not available, we have used Standard & Poor's Ratings Services. In the absence of ratings from these agencies, we have used Fitch Ratings, Inc. "Not Rated" securities are those with no ratings available from these agencies. All ratings are as of 7-31-20 and do not reflect subsequent downgrades or upgrades, if any.

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       4

Manager's discussion of fund performance

Can you describe investment conditions in the 12 months ended July 31, 2020?

Despite elevated volatility in the first quarter of 2020, the world fixed-income markets delivered a positive return for the full period. Prevailing yields declined due to the economic slowdown associated with COVID-19 and global central banks' efforts to counteract the downturn through highly accommodative monetary policies. Investment-grade corporate bonds outpaced the index by a wide margin, but higher-risk segments of the market—such as high-yield bonds and emerging-market debt—posted smaller gains due to their pronounced weakness in February and March. Senior loans finished with a negative return, as their floating-rate feature experienced reduced investor demand at a time of falling short-term interest rates.

What elements of the fund's positioning helped and hurt results?

The fund's asset allocation strategy was the primary cause of underperformance. Most notably, positions in higher-risk categories (high yield, term loans, and the emerging markets) had an adverse effect on relative performance. We funded these positions with an underweight in investment-grade corporates, which further detracted by preventing us from fully participating in the category's strong gain. On the positive side, an allocation to securitized debt was a modest contributor. In addition, our use of hedging strategies (including the use of derivatives, such as credit default swaps) offset some of the weakness in the credit sectors during the first quarter of 2020.

Security selection also detracted, with the bulk of the adverse effect occurring in the

COUNTRY COMPOSITION AS OF 7/31/2020 (%)

United States	76.7
United Kingdom	1.9
Mexico	1.6
France	1.2
Netherlands	1.0
Canada	1.0
Other countries	16.6
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       5

securitized space. We made up for much of the shortfall through selection in investment-grade corporates and term loans.

The fund's duration and yield curve strategies contributed modestly, largely due to our decision to position the portfolio for a steeper yield curve (i.e., stronger relative performance for short-term debt). The fund's duration stood at 2.80 years as of July 31, 2020, compared with 2.83 years for the benchmark. (Duration is a measure of interest-rate sensitivity.)

How would you characterize your portfolio activity and broad view on the markets?

Throughout the period, we actively shifted the portfolio in an effort to take advantage of opportunities created by market volatility. We sought to accomplish this through changes to the fund's positioning among asset classes, credit quality tiers, and individual securities, as well as through adjustments to the hedging strategy.

Although we expect the markets can continue to recover as economies reopen and a potential announcement regarding a COVID-19 vaccine moves closer, we also believe there will be bumps in the road along the way. Additionally, while we anticipate interest rates will stay low for an extended period, there is a risk that yields could quickly move higher in the short term if a vaccine is indeed found. We are monitoring this risk, and several others, closely. Believing this environment will lead to ongoing disparities in performance across asset classes, we continue to look for opportunities to adjust the fund's allocations as investment conditions warrant.

MANAGED BY

The Short Duration Credit Opportunities Fund is managed by a team that broadly manages across global fixed-income markets at Stone Harbor Investment Partners LP.

The views expressed in this report are exclusively those of the portfolio management team at Stone Harbor Investment Partners LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2020

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	10-year	5-year	10-year	as of 7-31-20	as of 7-31-20
Class A	-0.26	1.70	2.37	12.40	29.84	2.31	2.30
Class C2	0.64	1.86	2.19	11.43	27.55	1.68	1.67
Class I3	2.65	2.88	3.21	17.13	37.32	2.66	2.66
Class R6[2,3]	2.77	2.99	3.33	17.82	36.24	2.78	2.77
Class NAV[3]	2.68	2.97	3.31	17.70	39.39	2.79	2.78
Index†	6.11	3.29	3.01	17.55	34.56	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 2.5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 2.5%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R6	Class NAV
Gross (%)	1.21	1.91	0.91	0.80	0.79
Net (%)	1.20	1.90	0.90	0.79	0.78

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Bloomberg Barclays 1-5 Year U.S. Credit Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Short Duration Credit Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Bloomberg Barclays 1-5 Year U.S. Credit Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	7-31-10	12,755	12,755	13,456
Class I3	7-31-10	13,732	13,732	13,456
Class R6[2,3]	7-31-10	13,624	13,624	13,456
Class NAV[3]	7-31-10	13,939	13,939	13,456

The values shown in the chart for "Class A with maximum sales charge" have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 2.5%, which became effective on 2-3-14.

The Bloomberg Barclays 1-5 Year U.S. Credit Index includes investment-grade corporate and international U.S. dollar-denominated bonds with maturities of 1 to 5 years.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of waivers and reimbursements.
2	Class C shares were first offered on 6-27-14; Class R6 shares were first offered on 3-27-15. Returns prior to these dates are those of Class A shares (first offered on 11-2-09) that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2020, with the same investment held until July 31, 2020.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on February 1, 2020, with the same investment held until July 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2020	Ending value on 7-31-2020	Expenses paid during period ended 7-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,002.00	$6.07	1.22%
	Hypothetical example	1,000.00	1,018.80	6.12	1.22%
Class C	Actual expenses/actual returns	1,000.00	998.60	9.59	1.93%
	Hypothetical example	1,000.00	1,015.30	9.67	1.93%
Class I	Actual expenses/actual returns	1,000.00	1,004.60	4.64	0.93%
	Hypothetical example	1,000.00	1,020.20	4.67	0.93%
Class R6	Actual expenses/actual returns	1,000.00	1,004.10	4.04	0.81%
	Hypothetical example	1,000.00	1,020.80	4.07	0.81%
Class NAV	Actual expenses/actual returns	1,000.00	1,004.20	3.99	0.80%
	Hypothetical example	1,000.00	1,020.90	4.02	0.80%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
10	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT

Fund’s investments
AS OF 7-31-20
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 0.4%					$2,248,299
(Cost $2,222,335)
U.S. Government Agency 0.4%					2,248,299
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru (12 month LIBOR + 1.624%) (A)	2.774	04-01-46		704,468	726,484
30 Yr Pass Thru (12 month LIBOR + 1.617%) (A)	3.620	05-01-43		207,392	216,532
30 Yr Pass Thru (12 month LIBOR + 1.650%) (A)	3.633	12-01-42		287,444	298,425
30 Yr Pass Thru (12 month LIBOR + 1.743%) (A)	3.743	01-01-37		47,005	49,504
Federal National Mortgage Association
30 Yr Pass Thru (12 month LIBOR + 1.600%) (A)	2.304	08-01-45		133,191	136,652
30 Yr Pass Thru (12 month LIBOR + 1.765%) (A)	3.385	10-01-38		113,411	119,440
30 Yr Pass Thru (12 month LIBOR + 1.777%) (A)	3.798	04-01-44		295,641	308,779
30 Yr Pass Thru (1 Year CMT + 2.232%) (A)	3.803	01-01-37		196,754	206,536
Government National Mortgage Association
30 Yr Pass Thru	4.500	01-15-40		85,779	96,986

30 Yr Pass Thru	6.000	08-15-35		76,116	88,961
Foreign government obligations 10.7%					$71,573,710
(Cost $70,889,273)
Angola 0.3%					1,733,400
Republic of Angola
Bond (6 month LIBOR + 4.500%) (A)	4.981	12-07-23		322,000	287,385
Bond (6 month LIBOR + 7.500%) (A)	7.867	07-01-23		981,538	882,785
Bond (B)	9.125	11-26-49		689,000	563,230
Argentina 0.5%					3,183,421
Republic of Argentina
Bond	4.625	01-11-23		1,317,000	581,469
Bond	5.625	01-26-22		457,000	201,766
Bond	6.875	04-22-21		689,000	309,361
Bond	7.500	04-22-26		233,000	100,190
Bond	7.820	12-31-33	EUR	3,589,452	1,990,635
Belarus 0.1%					457,985
Republic of Belarus
Bond	6.200	02-28-30		200,000	192,547
Bond	7.625	06-29-27		255,000	265,438
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	11

	Rate (%)	Maturity date		Par value^	Value
Benin 0.1%					$475,073
Republic of Benin
Bond (B)	5.750	03-26-26	EUR	428,000	475,073
Brazil 0.5%					3,328,041
Brazil Minas SPE
Bond	5.333	02-15-28		835,200	853,992
Bond (B)	5.333	02-15-28		95,200	97,342
Federative Republic of Brazil
Bill (C)	2.689	01-01-22	BRL	340,000	62,731
Bond	4.625	01-13-28		270,000	295,650
Bond	5.000	01-27-45		569,000	603,003
Bond	5.625	02-21-47		263,000	300,478
Note	10.000	01-01-21	BRL	1,350,000	269,248
Note	10.000	01-01-23	BRL	1,299,000	285,966
Note	10.000	01-01-27	BRL	950,000	221,066
Note	10.000	01-01-29	BRL	1,075,000	254,439
Note	10.000	01-01-31	BRL	350,000	84,126
Cameroon 0.0%					99,712
Republic of Cameroon
Bond (B)	9.500	11-19-25		94,000	99,712
Chile 0.0%					293,227
Republic of Chile
Bond	4.500	03-01-26	CLP	75,000,000	116,573
Bond (B)	4.700	09-01-30	CLP	110,000,000	176,654
China 0.0%					380,942
Republic of China
Bond	1.990	04-09-25	CNY	1,570,000	218,351
Bond	3.130	11-21-29	CNY	420,000	60,544
Bond	3.290	05-23-29	CNY	700,000	102,047
Colombia 0.3%					2,236,530
Republic of Colombia
Bond	4.500	01-28-26		82,000	91,225
Bond	4.500	03-15-29		317,000	359,795
Bond	8.125	05-21-24		247,000	300,723
Bond	9.750	07-26-28	COP	427,000,000	130,571
Bond	9.850	06-28-27	COP	2,690,000,000	911,501
Bond	10.375	01-28-33		278,000	442,715
Costa Rica 0.1%					563,495
Republic of Costa Rica
Bond	4.375	04-30-25		200,000	185,000
Bond (B)	5.625	04-30-43		190,000	154,565
Bond	6.125	02-19-31		247,000	223,930
12	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Czech Republic 0.1%					$449,751
Czech Republic
Bond	0.250	02-10-27	CZK	2,220,000	96,064
Bond	0.950	05-15-30	CZK	1,730,000	77,920
Bond	1.000	06-26-26	CZK	2,310,000	105,293
Bond	2.400	09-17-25	CZK	970,000	47,431
Bond	4.200	12-04-36	CZK	1,900,000	123,043
Dominican Republic 0.3%					2,230,525
Government of Dominican Republic
Bond (B)	5.875	04-18-24		93,000	97,557
Bond (B)	5.875	01-30-60		503,000	480,365
Bond	5.950	01-25-27		290,000	307,690
Bond	6.500	02-15-48		294,000	299,439
Bond	6.600	01-28-24		347,000	375,801
Bond (B)	7.450	04-30-44		595,000	669,673
Ecuador 0.2%					1,584,349
Republic of Ecuador
Bond	8.875	10-23-27		396,000	200,970
Bond	10.750	03-28-22		233,000	129,315
Bond (B)	10.750	01-31-29		2,441,000	1,254,064
Egypt 0.5%					3,103,588
Arab Republic of Egypt
Bond (B)	5.625	04-16-30	EUR	783,000	829,746
Bond (B)	6.125	01-31-22		391,000	401,222
Bond (B)	7.053	01-15-32		644,000	609,147
Bond (B)	7.600	03-01-29		40,000	40,771
Bond (B)	8.150	11-20-59		352,000	326,881
Bond (B)	8.875	05-29-50		896,000	895,821
El Salvador 0.3%					1,825,877
Republic of El Salvador
Bond	6.375	01-18-27		50,000	44,450
Bond	7.650	06-15-35		456,000	408,120
Bond	7.750	01-24-23		358,000	350,840
Bond	8.250	04-10-32		980,000	928,559
Bond	8.625	02-28-29		95,000	93,908
Gabon 0.1%					753,584
Republic of Gabon
Bond	6.375	12-12-24		450,000	441,000
Bond (B)	6.950	06-16-25		319,000	312,584
Ghana 0.5%					3,296,621
Republic of Ghana
Bond	7.625	05-16-29		391,000	363,981
Bond (B)	7.625	05-16-29		394,000	366,617
Bond (B)	7.875	03-26-27		167,000	162,616
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	13

	Rate (%)	Maturity date		Par value^	Value
Ghana (continued)
Bond (B)	7.875	02-11-35		298,000	$263,849
Bond (B)	8.125	01-18-26		48,000	48,230
Bond (B)	8.627	06-16-49		177,000	156,645
Bond (B)	8.750	03-11-61		336,000	296,940
Bond (B)	8.950	03-26-51		1,159,000	1,046,577
Bond (B)	10.750	10-14-30		494,000	591,166
Honduras 0.0%					245,233
Republic of Honduras
Bond (B)	5.625	06-24-30		233,000	245,233
Indonesia 0.5%					3,166,047
Republic of Indonesia
Bond	2.850	02-14-30		208,000	219,291
Bond (B)	3.850	07-18-27		656,000	733,621
Bond	5.250	01-17-42		402,000	527,185
Bond (B)	5.250	01-08-47		52,000	69,842
Bond	5.625	05-15-23	IDR	138,000,000	9,538
Bond	7.500	05-15-38	IDR	2,889,000,000	199,037
Bond	8.375	03-15-24	IDR	4,400,000,000	326,931
Bond	8.375	09-15-26	IDR	6,260,000,000	471,424
Bond	8.375	03-15-34	IDR	6,274,000,000	465,866
Bond	8.375	04-15-39	IDR	1,902,000,000	141,920
Bond	9.000	03-15-29	IDR	18,000,000	1,392
Ivory Coast 0.2%					1,067,054
Republic of Ivory Coast
Bond (B)	5.875	10-17-31	EUR	457,000	499,267
Bond	5.875	10-17-31	EUR	344,000	375,816
Bond	6.875	10-17-40	EUR	176,000	191,971
Jordan 0.1%					469,902
The Hashemite Kingdom of Jordan
Bond (B)	5.850	07-07-30		470,000	469,902
Kenya 0.2%					1,291,559
Republic of Kenya
Bond	6.875	06-24-24		339,000	344,014
Bond (B)	7.000	05-22-27		211,000	207,571
Bond	7.250	02-28-28		249,000	246,034
Bond	8.250	02-28-48		505,000	493,940
Lebanon 0.1%					466,352
Republic of Lebanon
Bond (D)	6.000	01-27-23		313,000	50,143
Bond (D)	6.650	04-22-24		475,000	77,853
Bond (D)	6.750	11-29-27		500,000	80,550
Bond (D)	8.200	05-17-33		1,309,000	201,062
14	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Lebanon (continued)
Bond (D)	8.250	04-12-21		315,000	$56,744
Malaysia 0.1%					590,623
Government of Malaysia
Bond	3.502	05-31-27	MYR	416,000	105,779
Bond	3.733	06-15-28	MYR	120,000	30,990
Bond	3.885	08-15-29	MYR	30,000	7,824
Bond	3.906	07-15-26	MYR	1,170,000	302,003
Bond	3.955	09-15-25	MYR	60,000	15,397
Bond	4.498	04-15-30	MYR	470,000	128,630
Mexico 0.5%					3,446,497
Government of Mexico
Bond	4.500	04-22-29		291,000	326,502
Bond	4.500	01-31-50		275,000	305,250
Bond	4.750	04-27-32		934,000	1,070,364
Bond	4.750	03-08-44		128,000	145,408
Bond	5.750	03-05-26	MXN	9,357,000	431,889
Bond	6.050	01-11-40		132,000	170,940
Bond	6.750	03-09-23	MXN	1,010,000	47,711
Bond	7.500	06-03-27	MXN	5,273,000	265,105
Bond	7.750	11-13-42	MXN	3,310,000	165,745
Bond	8.000	12-07-23	MXN	1,210,000	59,875
Bond	8.000	09-05-24	MXN	2,920,000	146,415
Bond	8.500	11-18-38	MXN	5,740,000	311,293
Mozambique 0.1%					978,463
Republic of Mozambique
Bond (B)	5.000	09-15-31		1,152,000	978,463
Nigeria 0.3%					2,342,790
Federal Republic of Nigeria
Bond (B)	6.500	11-28-27		678,000	645,019
Bond (B)	7.143	02-23-30		206,000	197,601
Bond (B)	7.625	11-28-47		268,000	244,861
Bond (B)	7.875	02-16-32		977,000	942,031
Bond (B)	8.747	01-21-31		305,000	313,278
Oman 0.3%					2,053,327
Sultanate of Oman
Bond	3.625	06-15-21		321,000	319,315
Bond (B)	3.875	03-08-22		296,000	292,722
Bond (B)	4.875	02-01-25		5,000	4,818
Bond (B)	5.625	01-17-28		201,000	190,248
Bond (B)	6.000	08-01-29		141,000	133,598
Bond (B)	6.500	03-08-47		214,000	189,381
Bond (B)	6.750	01-17-48		628,000	555,825
Bond	6.750	01-17-48		415,000	367,420
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	15

	Rate (%)	Maturity date		Par value^	Value
Pakistan 0.1%					$1,018,275
Republic of Pakistan
Bond (B)	6.875	12-05-27		321,000	315,204
Bond	6.875	12-05-27		716,000	703,071
Panama 0.1%					664,075
Republic of Panama
Bond	3.160	01-23-30		418,000	468,160
Bond	4.500	04-16-50		148,000	195,915
Papua New Guinea 0.2%					1,103,930
Independent State of Papua New Guinea
Bond (B)	8.375	10-04-28		1,093,000	1,103,930
Peru 0.2%					1,068,500
Republic of Peru
Bond	2.783	01-23-31		225,000	250,538
Bond (B)	5.400	08-12-34	PEN	670,000	206,773
Bond (B)	5.940	02-12-29	PEN	30,000	10,184
Bond (B)	6.150	08-12-32	PEN	1,025,000	344,205
Bond	6.550	03-14-37		160,000	256,800
Poland 0.2%					1,146,169
Republic of Poland
Bond	2.500	04-25-24	PLN	1,180,000	339,754
Bond	2.750	04-25-28	PLN	867,000	259,189
Bond	2.750	10-25-29	PLN	710,000	215,246
Bond	5.750	10-25-21	PLN	230,000	65,698
Bond	5.750	09-23-22	PLN	890,000	266,282
Qatar 0.3%					2,078,127
State of Qatar
Bond (B)	4.000	03-14-29		929,000	1,100,493
Bond	4.000	03-14-29		235,000	278,509
Bond (B)	5.103	04-23-48		276,000	405,375
Bond	5.103	04-23-48		200,000	293,750
Romania 0.3%					1,857,905
Government of Romania
Bond	4.125	03-11-39	EUR	70,000	93,529
Bond (B)	4.625	04-03-49	EUR	136,000	191,697
Bond	5.000	02-12-29	RON	805,000	209,837
Republic of Romania
Bond (B)	3.000	02-14-31		496,000	504,680
Bond (B)	3.375	01-28-50	EUR	85,000	102,246
Bond	3.875	10-29-35	EUR	580,000	755,916
Russia 0.6%					4,209,907
Government of Russia
Bond	5.100	03-28-35		800,000	999,488
16	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Russia (continued)
Bond	5.250	06-23-47		800,000	$1,091,808
Bond	5.625	04-04-42		400,000	546,916
Bond	5.875	09-16-43		200,000	283,800
Bond	7.050	01-19-28	RUB	21,800,000	319,780
Bond	7.400	12-07-22	RUB	36,520,000	523,973
Bond	7.600	07-20-22	RUB	440,000	6,284
Bond	7.700	03-23-33	RUB	23,000,000	354,542
Bond	7.700	03-16-39	RUB	5,300,000	83,316
Saudi Arabia 0.4%					2,421,402
Kingdom of Saudi Arabia
Bond (B)	3.250	10-22-30		342,000	378,156
Bond (B)	4.500	04-17-30		106,000	128,531
Bond (B)	4.500	10-26-46		99,000	125,241
Bond	4.500	10-26-46		561,000	709,699
Bond (B)	4.500	04-22-60		825,000	1,079,775
South Africa 0.3%					1,924,475
Republic of South Africa
Bond	5.000	10-12-46		55,000	45,824
Bond	5.750	09-30-49		400,000	355,288
Bond	5.875	06-22-30		164,000	168,804
Bond	6.250	03-31-36	ZAR	13,215,000	512,408
Bond	6.300	06-22-48		78,000	74,168
Bond	6.500	02-28-41	ZAR	616,000	22,832
Bond	7.000	02-28-31	ZAR	7,050,000	339,184
Bond	8.875	02-28-35	ZAR	2,700,000	135,040
Bond	10.500	12-21-26	ZAR	4,049,000	270,927
Sri Lanka 0.2%					1,449,299
Republic of Sri Lanka
Bond (B)	5.750	04-18-23		139,000	110,509
Bond (B)	6.200	05-11-27		374,000	273,021
Bond	6.200	05-11-27		196,000	143,006
Bond	6.250	07-27-21		477,000	436,461
Bond (B)	6.750	04-18-28		357,000	260,601
Bond	6.850	11-03-25		200,000	152,951
Bond (B)	7.850	03-14-29		97,000	72,750
Thailand 0.0%					382,032
Kingdom of Thailand
Bond	3.775	06-25-32	THB	9,480,000	382,032
Trinidad and Tobago 0.1%					420,250
Republic of Trinidad and Tobago
Bond	4.375	01-16-24		410,000	420,250
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	17

	Rate (%)	Maturity date		Par value^	Value
Tunisia 0.1%					$490,916
Banque Centrale de Tunisie
Bond	6.375	07-15-26	EUR	466,000	490,916
Turkey 0.6%					3,907,861
Hazine Mustesarligi Varlik Kiralama AS
Bond (B)	5.800	02-21-22		119,000	119,000
Republic of Turkey
Bond	5.125	02-17-28		341,000	301,214
Bond	5.250	03-13-30		394,000	338,882
Bond	5.750	03-22-24		641,000	613,540
Bond	5.750	05-11-47		570,000	449,958
Bond	6.125	10-24-28		266,000	247,611
Bond	6.250	09-26-22		364,000	361,278
Bond	6.350	08-10-24		90,000	87,834
Bond	6.875	03-17-36		469,000	433,131
Bond	7.375	02-05-25		521,000	529,243
Bond	7.625	04-26-29		162,000	164,170
Bond	8.000	03-12-25	TRY	2,140,000	262,000
Ukraine 0.3%					2,235,668
Republic of Ukraine
Bond (B)	4.375	01-27-30	EUR	223,000	220,254
Bond (B)	6.750	06-20-26	EUR	138,000	163,169
Bond (B)	7.253	03-15-33		163,000	157,295
Bond (B)	7.375	09-25-32		44,000	43,165
Bond	7.750	09-01-21		203,000	208,925
Bond (B)	7.750	09-01-25		166,000	171,192
Bond (B)	8.994	02-01-24		564,000	606,808
Bond (B)	9.750	11-01-28		495,000	551,727
GDP-Linked Bond (E)	1.365*	05-31-40		129,000	113,133
United Arab Emirates 0.2%					1,091,374
Abu Dhabi Government
Bond (B)	3.875	04-16-50		166,000	210,196
Bond (B)	4.125	10-11-47		248,000	323,808
Finance Department Government of Sharjah
Bond (B)	4.000	07-28-50		529,000	557,370
Uruguay 0.2%					1,663,731
Republic of Uruguay
Bond	4.975	04-20-55		399,000	554,610
Bond	5.100	06-18-50		771,865	1,079,646
Bond (B)	8.500	03-15-28	UYU	1,280,000	29,475
Venezuela 0.0%					94,119
Republic of Venezuela
Bond (D)	7.750	10-13-19		1,374,000	94,119
18	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Zambia 0.0%				$231,727
Republic of Zambia
Bond (B)	8.500	04-14-24	414,000	231,727
Corporate bonds 39.3%				$262,816,786
(Cost $248,130,702)
Communication services 3.8%				25,674,313
Diversified telecommunication services 0.9%
AT&T, Inc.	4.350	03-01-29	1,700,000	2,031,306
Axtel SAB de CV (B)	6.375	11-14-24	214,000	223,630
Intelsat Jackson Holdings SA (D)	5.500	08-01-23	586,000	366,983
Level 3 Financing, Inc. (B)	4.625	09-15-27	514,000	540,343
Midcontinent Communications (B)	5.375	08-15-27	230,000	238,768
Network I2i, Ltd. (5.560% to 1-15-25, then 5 Year CMT + 4.277%) (B)(F)	5.650	01-15-25	93,000	91,721
Telecom Italia Capital SA	6.000	09-30-34	463,000	562,276
Verizon Communications, Inc.	4.500	08-10-33	1,350,000	1,767,545
Ziggo BV (B)	5.500	01-15-27	415,000	438,369
Entertainment 0.3%
Lions Gate Capital Holdings LLC (B)	6.375	02-01-24	509,000	513,790
Live Nation Entertainment, Inc. (B)	4.750	10-15-27	480,000	444,000
Netflix, Inc.	4.875	04-15-28	560,000	650,955
Netflix, Inc. (B)	4.875	06-15-30	359,000	422,040
Media 1.9%
Altice France SA (B)	7.375	05-01-26	675,000	719,989
CCO Holdings LLC (B)	5.125	05-01-27	341,000	361,780
CCO Holdings LLC (B)	5.375	06-01-29	428,000	468,660
Charter Communications Operating LLC	6.484	10-23-45	1,850,000	2,598,478
Comcast Corp.	3.969	11-01-47	1,425,000	1,825,851
CSC Holdings LLC (B)	7.500	04-01-28	928,000	1,067,478
Diamond Sports Group LLC (B)	5.375	08-15-26	562,000	432,779
DISH DBS Corp. (B)	7.375	07-01-28	234,000	247,680
DISH DBS Corp.	7.750	07-01-26	544,000	613,414
Omnicom Group, Inc.	4.200	06-01-30	500,000	594,491
Sirius XM Radio, Inc. (B)	4.125	07-01-30	233,000	245,885
Sirius XM Radio, Inc. (B)	5.000	08-01-27	684,000	729,021
TEGNA, Inc. (B)	4.625	03-15-28	478,000	472,025
Telenet Finance Luxembourg Notes Sarl (B)	5.500	03-01-28	600,000	630,148
Terrier Media Buyer, Inc. (B)	8.875	12-15-27	333,000	341,325
The Interpublic Group of Companies, Inc.	4.650	10-01-28	925,000	1,096,732
Univision Communications, Inc. (B)	6.625	06-01-27	413,000	414,156
Wireless telecommunication services 0.7%
Millicom International Cellular SA (B)	6.250	03-25-29	139,000	153,004
Sprint Capital Corp.	8.750	03-15-32	264,000	407,220
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	19

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Wireless telecommunication services (continued)
Sprint Corp.	7.625	02-15-25	1,003,000	$1,218,214
T-Mobile USA, Inc. (B)	3.875	04-15-30	850,000	972,978
T-Mobile USA, Inc. (B)	4.500	04-15-50	850,000	1,066,385
T-Mobile USA, Inc.	5.375	04-15-27	332,000	362,295
T-Mobile USA, Inc.	6.500	01-15-26	325,000	342,599
Consumer discretionary 4.8%				31,941,085
Auto components 0.4%
Clarios Global LP (B)	6.250	05-15-26	403,000	431,258
Clarios Global LP (B)	8.500	05-15-27	287,000	301,637
Lear Corp.	5.250	05-15-49	1,975,000	2,117,723
Automobiles 1.3%
Ford Motor Company	8.500	04-21-23	398,000	441,848
Ford Motor Credit Company LLC	4.271	01-09-27	2,025,000	2,055,983
Ford Motor Credit Company LLC	5.113	05-03-29	677,000	721,851
Ford Motor Credit Company LLC	5.125	06-16-25	374,000	398,710
Ford Motor Credit Company LLC	5.584	03-18-24	608,000	646,000
General Motors Company	6.800	10-01-27	702,000	854,795
General Motors Financial Company, Inc.	4.350	01-17-27	1,625,000	1,759,256
Hyundai Capital America (B)	3.000	10-30-20	925,000	928,536
Hyundai Capital America (B)	3.250	09-20-22	1,175,000	1,214,964
Diversified consumer services 0.1%
WW International, Inc. (B)	8.625	12-01-25	465,000	490,738
Hotels, restaurants and leisure 1.3%
Boyd Gaming Corp. (B)	8.625	06-01-25	367,000	404,573
Churchill Downs, Inc. (B)	5.500	04-01-27	354,000	370,373
Hilton Domestic Operating Company, Inc.	4.875	01-15-30	411,000	431,550
International Game Technology PLC (B)	6.250	01-15-27	502,000	533,561
Marriott International, Inc.	5.750	05-01-25	900,000	999,010
NCL Corp., Ltd. (B)	3.625	12-15-24	472,000	311,945
Royal Caribbean Cruises, Ltd.	2.650	11-28-20	2,150,000	2,123,125
Royal Caribbean Cruises, Ltd.	3.700	03-15-28	247,000	172,900
Royal Caribbean Cruises, Ltd.	5.250	11-15-22	239,000	203,260
Royal Caribbean Cruises, Ltd. (B)	9.125	06-15-23	269,000	275,053
Sands China, Ltd.	4.600	08-08-23	2,100,000	2,217,222
Station Casinos LLC (B)	5.000	10-01-25	404,000	382,285
Studio City Finance, Ltd. (B)	6.000	07-15-25	46,000	46,736
Studio City Finance, Ltd. (B)	6.500	01-15-28	114,000	118,024
Household durables 0.2%
KB Home	4.800	11-15-29	275,000	286,000
PulteGroup, Inc.	5.000	01-15-27	399,000	457,493
TopBuild Corp. (B)	5.625	05-01-26	400,000	414,000
20	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Household durables (continued)
TRI Pointe Group, Inc.	5.700	06-15-28	269,000	$295,900
Internet and direct marketing retail 0.8%
Amazon.com, Inc.	2.700	06-03-60	1,350,000	1,488,842
Expedia Group, Inc.	3.250	02-15-30	3,300,000	3,118,609
Expedia Group, Inc. (B)	6.250	05-01-25	372,000	406,500
Multiline retail 0.3%
Dollar Tree, Inc.	4.000	05-15-25	1,600,000	1,822,730
Specialty retail 0.3%
L Brands, Inc. (B)	6.875	07-01-25	80,000	86,158
The TJX Companies, Inc.	4.500	04-15-50	1,275,000	1,748,990
Textiles, apparel and luxury goods 0.1%
Levi Strauss & Company	5.000	05-01-25	420,000	429,492
The William Carter Company (B)	5.625	03-15-27	407,000	433,455
Consumer staples 0.8%				5,162,351
Beverages 0.1%
Cott Holdings, Inc. (B)	5.500	04-01-25	504,000	523,530
Food and staples retailing 0.3%
Albertsons Companies, Inc. (B)	4.875	02-15-30	348,000	376,884
Albertsons Companies, Inc. (B)	5.875	02-15-28	225,000	246,359
Walgreens Boots Alliance, Inc.	3.200	04-15-30	1,325,000	1,408,915
Food products 0.4%
Adecoagro SA (B)	6.000	09-21-27	257,000	248,648
Chobani LLC (B)	7.500	04-15-25	345,000	359,663
JBS USA LUX SA (B)	6.500	04-15-29	666,000	754,245
Pilgrim's Pride Corp. (B)	5.750	03-15-25	375,000	384,375
Pilgrim's Pride Corp. (B)	5.875	09-30-27	372,000	393,390
Post Holdings, Inc. (B)	5.000	08-15-26	445,000	466,342
Energy 8.5%				57,069,997
Energy equipment and services 0.2%
Archrock Partners LP (B)	6.250	04-01-28	380,000	383,800
ChampionX Corp.	6.375	05-01-26	405,000	379,688
Inkia Energy, Ltd. (B)	5.875	11-09-27	223,000	227,081
SESI LLC	7.750	09-15-24	425,000	155,125
Transocean, Inc. (B)	8.000	02-01-27	677,000	330,241
Oil, gas and consumable fuels 8.3%
Abu Dhabi Crude Oil Pipeline LLC (B)	3.650	11-02-29	518,000	598,667
Abu Dhabi Crude Oil Pipeline LLC (B)	4.600	11-02-47	665,000	831,849
AI Candelaria Spain SLU (B)	7.500	12-15-28	283,000	301,395
Alta Mesa Holdings LP (D)	7.875	12-15-24	460,000	575
Antero Midstream Partners LP (B)	5.750	03-01-27	202,000	176,443
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	21

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Antero Midstream Partners LP (B)	5.750	01-15-28	344,000	$293,294
Antero Resources Corp.	5.000	03-01-25	492,000	311,805
Apache Corp.	5.100	09-01-40	2,150,000	2,090,875
Boardwalk Pipelines LP	5.950	06-01-26	1,825,000	2,146,535
BP Capital Markets PLC (4.375% to 6-22-25, then 5 Year CMT + 4.036%) (F)	4.375	06-22-25	2,675,000	2,798,050
Cenovus Energy, Inc.	5.375	07-15-25	430,000	430,552
Cheniere Corpus Christi Holdings LLC	5.125	06-30-27	1,825,000	2,063,073
Chevron Corp.	3.078	05-11-50	1,400,000	1,621,307
Concho Resources, Inc.	3.750	10-01-27	825,000	903,759
DCP Midstream Operating LP	5.125	05-15-29	434,000	436,873
Diamondback Energy, Inc.	2.875	12-01-24	1,925,000	1,956,416
Ecopetrol SA	5.875	05-28-45	230,000	263,097
Ecopetrol SA	6.875	04-29-30	571,000	688,055
Empresa Nacional del Petroleo	3.750	08-05-26	210,000	222,075
Enterprise Products Operating LLC (4.875% to 8-16-22, then 3 month LIBOR + 2.986%)	4.875	08-16-77	2,125,000	1,885,938
EQM Midstream Partners LP (B)	6.500	07-01-27	418,000	460,887
Genesis Energy LP	6.000	05-15-23	385,000	361,900
Genesis Energy LP	7.750	02-01-28	391,000	377,084
Geopark, Ltd. (B)	6.500	09-21-24	245,000	230,300
Hilcorp Energy I LP (B)	5.750	10-01-25	639,000	605,852
Holly Energy Partners LP (B)	5.000	02-01-28	439,000	433,780
KazMunayGas National Company JSC (B)	4.750	04-24-25	102,000	112,231
KazMunayGas National Company JSC	5.375	04-24-30	514,000	607,625
KazMunayGas National Company JSC (B)	5.750	04-19-47	893,000	1,111,785
KazMunayGas National Company JSC (B)	6.375	10-24-48	330,000	440,550
KazTransGas JSC (B)	4.375	09-26-27	547,000	594,409
Kinder Morgan Energy Partners LP	5.500	03-01-44	975,000	1,199,943
Kosmos Energy, Ltd. (B)	7.125	04-04-26	58,000	51,639
Marathon Petroleum Corp.	3.800	04-01-28	1,025,000	1,128,120
Marathon Petroleum Corp.	5.125	12-15-26	1,000,000	1,181,737
Murphy Oil Corp.	5.750	08-15-25	238,000	224,010
Murphy Oil Corp.	5.875	12-01-27	322,000	296,240
Murphy Oil USA, Inc.	4.750	09-15-29	351,000	371,067
NAK Naftogaz Ukraine (B)	7.625	11-08-26	299,000	287,766
Oasis Petroleum, Inc. (B)	6.250	05-01-26	150,000	26,625
Oasis Petroleum, Inc.	6.875	03-15-22	475,000	88,041
Occidental Petroleum Corp.	2.600	08-13-21	342,000	339,367
Occidental Petroleum Corp.	3.125	02-15-22	1,064,000	1,047,721
22	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Occidental Petroleum Corp.	5.550	03-15-26		286,000	$287,001
Occidental Petroleum Corp.	6.600	03-15-46		269,000	262,563
Occidental Petroleum Corp.	7.500	05-01-31		261,000	276,008
Occidental Petroleum Corp.	7.875	09-15-31		216,000	229,770
Occidental Petroleum Corp.	8.875	07-15-30		526,000	591,750
Parsley Energy LLC (B)	4.125	02-15-28		158,000	155,630
Parsley Energy LLC (B)	5.375	01-15-25		419,000	431,444
Pertamina Persero PT (B)	3.650	07-30-29		320,000	342,431
Pertamina Persero PT (B)	5.625	05-20-43		513,000	642,844
Pertamina Persero PT	6.450	05-30-44		228,000	312,438
Petroamazonas EP (B)	4.625	12-06-21		116,667	90,417
Petrobras Global Finance BV	5.999	01-27-28		84,000	92,513
Petrobras Global Finance BV	6.900	03-19-49		456,000	507,528
Petroleos de Venezuela SA (D)	5.375	04-12-27		64,000	1,600
Petroleos de Venezuela SA (D)	6.000	05-16-24		3,771,996	94,300
Petroleos de Venezuela SA (D)	6.000	11-15-26		1,826,000	45,650
Petroleos de Venezuela SA (D)	9.750	05-17-35		3,459,000	86,475
Petroleos del Peru SA	4.750	06-19-32		306,000	354,960
Petroleos del Peru SA (B)	4.750	06-19-32		177,000	205,320
Petroleos del Peru SA	5.625	06-19-47		628,000	792,850
Petroleos Mexicanos (B)	5.950	01-28-31		192,000	165,120
Petroleos Mexicanos (B)	6.490	01-23-27		333,000	318,015
Petroleos Mexicanos	6.500	01-23-29		825,000	762,218
Petroleos Mexicanos	6.500	06-02-41		356,000	286,046
Petroleos Mexicanos	6.875	08-04-26		428,000	425,993
Petroleos Mexicanos (B)	6.950	01-28-60		284,000	234,655
Petroleos Mexicanos	7.190	09-12-24	MXN	1,618,000	63,082
Petroleos Mexicanos	7.470	11-12-26	MXN	1,320,000	47,005
Petroleos Mexicanos	7.470	11-12-26	MXN	11,000	392
Petroleos Mexicanos (B)	7.690	01-23-50		4,108,000	3,612,164
Petroleos Mexicanos	7.690	01-23-50		127,000	111,671
Petroleos Mexicanos	9.500	09-15-27		97,000	101,923
Petronas Capital, Ltd. (B)	4.500	03-18-45		452,000	606,328
Phillips 66	2.150	12-15-30		1,825,000	1,808,450
Phillips 66	3.700	04-06-23		575,000	618,200
QEP Resources, Inc.	5.250	05-01-23		426,000	297,135
Sabine Pass Liquefaction LLC	5.000	03-15-27		1,975,000	2,259,359
SM Energy Company	6.125	11-15-22		275,000	203,500
Tallgrass Energy Partners LP (B)	6.000	03-01-27		557,000	506,035
Targa Resources Partners LP	6.500	07-15-27		958,000	1,025,060
The Oil and Gas Holding Company BSCC (B)	7.625	11-07-24		324,000	353,565
Total Capital International SA	3.127	05-29-50		1,750,000	1,969,475
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	23

	Rate (%)	Maturity date		Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Tullow Oil PLC (B)	7.000	03-01-25		245,000	$145,775
Western Midstream Operating LP	5.300	03-01-48		975,000	870,977
Western Midstream Operating LP	5.450	04-01-44		975,000	889,688
WPX Energy, Inc.	4.500	01-15-30		430,000	400,287
WPX Energy, Inc.	5.750	06-01-26		107,000	109,140
Financials 8.4%					56,337,423
Banks 5.3%
Banco Mercantil del Norte SA (6.750% to 9-27-24, then 5 Year CMT + 4.967%) (B)(F)	6.750	09-27-24		187,000	178,118
Banco Mercantil del Norte SA (7.500% to 6-27-29, then 10 Year CMT + 5.470%) (B)(F)	7.500	06-27-29		124,000	118,187
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%) (B)	3.800	08-11-26		233,000	228,631
Banco Nacional de Comercio Exterior SNC (3.800% to 8-11-21, then 5 Year CMT + 3.000%)	3.800	08-11-26		115,000	112,844
Bank of America Corp. (2.496% to 2-13-30, then 3 month LIBOR + 0.990%)	2.496	02-13-31		575,000	610,918
Bank of America Corp.	3.950	04-21-25		2,550,000	2,855,668
Barclays PLC	4.836	05-09-28		1,525,000	1,718,669
Brazil Loan Trust 1 (B)	5.477	07-24-23		123,553	124,171
CIT Group, Inc.	6.125	03-09-28		180,000	203,400
Citigroup, Inc. (2.876% to 7-24-22, then 3 month LIBOR + 0.950%)	2.876	07-24-23		75,000	78,240
Citigroup, Inc.	4.400	06-10-25		3,725,000	4,227,696
Deutsche Bank AG	3.700	05-30-24		1,625,000	1,716,529
Fifth Third Bancorp	3.650	01-25-24		1,725,000	1,892,929
HSBC Holdings PLC (3.950% to 5-18-23, then 3 month LIBOR + 0.987%)	3.950	05-18-24		1,700,000	1,832,841
Intesa Sanpaolo SpA (B)	4.000	09-23-29		2,575,000	2,799,872
JPMorgan Chase & Co.	3.625	12-01-27		1,900,000	2,143,223
JPMorgan Chase Bank NA (B)	3.130	11-23-29	CNY	3,370,000	485,552
KeyBank NA	3.900	04-13-29		1,700,000	1,957,368
Natwest Group PLC	6.100	06-10-23		1,675,000	1,853,115
Santander Holdings USA, Inc.	3.244	10-05-26		1,900,000	2,014,615
Societe Generale SA (B)	2.625	10-16-24		2,675,000	2,784,384
Standard Chartered PLC (2.819% to 1-30-25, then 3 month LIBOR + 1.209%) (B)	2.819	01-30-26		1,500,000	1,546,684
Standard Chartered PLC (B)	5.700	03-26-44		775,000	989,809
Sumitomo Mitsui Financial Group, Inc.	3.202	09-17-29		540,000	595,840
24	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Truist Bank	2.250	03-11-30	825,000	$870,245
Ukreximbank	9.625	04-27-22	121,000	124,146
Wells Fargo & Company (2.572% to 2-11-30, then 3 month LIBOR + 1.000%)	2.572	02-11-31	1,600,000	1,698,119
Capital markets 1.7%
1MDB Global Investments, Ltd.	4.400	03-09-23	1,000,000	981,756
Credit Suisse Group AG (4.207% to 6-12-23, then 3 month LIBOR + 1.240%) (B)	4.207	06-12-24	1,650,000	1,790,562
MDGH - GMTN BV (B)	4.500	11-07-28	207,000	250,470
Morgan Stanley (2.699% to 1-22-30, then SOFR + 1.143%)	2.699	01-22-31	975,000	1,062,348
MV24 Capital BV (B)	6.748	06-01-34	265,238	264,575
The Goldman Sachs Group, Inc. (2.905% to 7-24-22, then 3 month LIBOR + 0.990%)	2.905	07-24-23	1,800,000	1,876,222
The Goldman Sachs Group, Inc.	3.500	04-01-25	1,350,000	1,495,611
UBS Group AG (1.008% to 7-30-23, then 1 Year CMT + 0.830%) (B)	1.008	07-30-24	1,600,000	1,607,617
UBS Group AG (B)	3.491	05-23-23	1,750,000	1,833,096
Consumer finance 1.0%
Ally Financial, Inc.	8.000	11-01-31	371,000	513,034
Capital One Financial Corp.	3.750	03-09-27	2,675,000	3,006,465
OneMain Finance Corp.	7.125	03-15-26	475,000	556,857
OneMain Finance Corp.	8.875	06-01-25	137,000	154,468
Synchrony Financial	3.700	08-04-26	2,125,000	2,219,647
Insurance 0.4%
Acrisure LLC (B)	7.000	11-15-25	304,000	307,566
Acrisure LLC (B)	8.125	02-15-24	342,000	363,375
Alliant Holdings Intermediate LLC (B)	6.750	10-15-27	411,000	436,688
Five Corners Funding Trust II (B)	2.850	05-15-30	1,600,000	1,731,648
HUB International, Ltd. (B)	7.000	05-01-26	118,000	123,605
Health care 2.3%				15,657,565
Biotechnology 0.3%
AbbVie, Inc. (B)	2.950	11-21-26	1,575,000	1,738,210
Health care equipment and supplies 0.0%
Hologic, Inc. (B)	4.375	10-15-25	370,000	379,250
Health care providers and services 1.1%
Centene Corp.	3.375	02-15-30	346,000	367,518
Centene Corp.	4.250	12-15-27	232,000	246,500
CVS Health Corp.	4.300	03-25-28	725,000	861,290
CVS Health Corp.	4.780	03-25-38	125,000	160,674
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	25

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
Encompass Health Corp.	4.500	02-01-28	347,000	$362,615
HCA, Inc.	5.250	06-15-49	1,350,000	1,790,942
HCA, Inc.	5.375	09-01-26	452,000	517,540
Jaguar Holding Company II (B)	5.000	06-15-28	138,000	146,970
LifePoint Health, Inc. (B)	4.375	02-15-27	201,000	205,404
Tenet Healthcare Corp.	4.625	07-15-24	532,000	543,970
Tenet Healthcare Corp. (B)	4.625	06-15-28	118,000	124,101
Tenet Healthcare Corp. (B)	6.250	02-01-27	375,000	398,329
Tenet Healthcare Corp. (B)	7.500	04-01-25	137,000	151,556
UnitedHealth Group, Inc.	3.125	05-15-60	1,450,000	1,700,508
Life sciences tools and services 0.5%
Agilent Technologies, Inc.	2.100	06-04-30	2,475,000	2,582,580
Charles River Laboratories International, Inc. (B)	5.500	04-01-26	470,000	496,438
Pharmaceuticals 0.4%
Bausch Health Companies, Inc. (B)	6.125	04-15-25	780,000	805,350
Bausch Health Companies, Inc. (B)	7.000	01-15-28	490,000	532,875
Catalent Pharma Solutions, Inc. (B)	5.000	07-15-27	362,000	385,211
Endo DAC (B)	6.000	06-30-28	265,000	202,063
Endo DAC (B)	9.500	07-31-27	453,000	488,108
IQVIA, Inc. (B)	5.000	05-15-27	440,000	469,563
Industrials 2.1%				14,155,114
Aerospace and defense 0.4%
Bombardier, Inc. (B)	6.000	10-15-22	1,126,000	1,044,365
Moog, Inc. (B)	4.250	12-15-27	248,000	253,528
Signature Aviation US Holdings, Inc. (B)	4.000	03-01-28	377,000	356,265
TransDigm, Inc. (B)	6.250	03-15-26	757,000	798,635
TransDigm, Inc. (B)	8.000	12-15-25	55,000	59,813
Air freight and logistics 0.2%
FedEx Corp.	4.400	01-15-47	750,000	890,937
Gol Finance SA (B)	7.000	01-31-25	310,000	167,400
Park-Ohio Industries, Inc.	6.625	04-15-27	405,000	355,388
Airlines 0.1%
Delta Air Lines, Inc. (B)	7.000	05-01-25	344,000	367,650
Delta Air Lines, Inc.	7.375	01-15-26	161,000	159,574
United Airlines Holdings, Inc.	4.875	01-15-25	208,000	170,040
Building products 0.1%
American Woodmark Corp. (B)	4.875	03-15-26	412,000	414,060
Griffon Corp.	5.750	03-01-28	438,000	457,710
Griffon Corp. (B)	5.750	03-01-28	111,000	115,995
26	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Commercial services and supplies 0.3%
Covanta Holding Corp.	5.875	07-01-25	509,000	$526,815
GFL Environmental, Inc. (B)	8.500	05-01-27	324,000	362,977
Illuminate Buyer LLC (B)	9.000	07-01-28	219,000	234,878
Prime Security Services Borrower LLC (B)	5.750	04-15-26	279,000	309,690
Prime Security Services Borrower LLC (B)	6.250	01-15-28	313,000	326,303
Construction and engineering 0.0%
IHS Netherlands Holdco BV (B)	8.000	09-18-27	92,000	93,610
Electrical equipment 0.1%
WESCO Distribution, Inc. (B)	7.250	06-15-28	408,000	445,740
Machinery 0.1%
Hillenbrand, Inc.	5.750	06-15-25	114,000	122,550
Mueller Water Products, Inc. (B)	5.500	06-15-26	475,000	499,073
Trading companies and distributors 0.6%
Air Lease Corp.	3.625	12-01-27	2,150,000	2,131,845
GATX Corp.	4.550	11-07-28	1,525,000	1,741,948
Transportation infrastructure 0.2%
Aeropuerto Internacional de Tocumen SA	5.625	05-18-36	411,000	450,045
Aeropuerto Internacional de Tocumen SA (B)	6.000	11-18-48	604,317	668,320
DP World PLC (B)	5.625	09-25-48	379,000	462,380
DP World PLC (B)	6.850	07-02-37	126,000	167,580
Information technology 1.3%				8,329,608
Communications equipment 0.2%
Hughes Satellite Systems Corp.	6.625	08-01-26	492,000	547,350
ViaSat, Inc. (B)	5.625	04-15-27	399,000	422,820
Electronic equipment, instruments and components 0.3%
Flex, Ltd.	3.750	02-01-26	1,750,000	1,910,423
Semiconductors and semiconductor equipment 0.3%
Broadcom, Inc. (B)	4.750	04-15-29	1,500,000	1,748,491
Qorvo, Inc.	5.500	07-15-26	435,000	466,881
Software 0.4%
Fair Isaac Corp. (B)	4.000	06-15-28	463,000	484,298
SS&C Technologies, Inc. (B)	5.500	09-30-27	352,000	378,400
VMware, Inc.	4.700	05-15-30	1,225,000	1,437,371
Technology hardware, storage and peripherals 0.1%
Seagate HDD Cayman (B)	4.091	06-01-29	444,000	474,464
Seagate HDD Cayman	4.875	06-01-27	411,000	459,110
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	27

	Rate (%)	Maturity date	Par value^	Value
Materials 2.6%				$17,133,395
Chemicals 1.0%
CF Industries, Inc.	5.150	03-15-34	529,000	608,350
Element Solutions, Inc. (B)	5.875	12-01-25	570,000	588,525
ENN Clean Energy International Investment, Ltd.	7.500	02-27-21	200,000	202,501
GCP Applied Technologies, Inc. (B)	5.500	04-15-26	378,000	385,560
Huntsman International LLC	4.500	05-01-29	1,600,000	1,748,439
Nutrien, Ltd.	3.950	05-13-50	1,500,000	1,791,144
OCI NV (B)	6.625	04-15-23	601,000	623,435
The Chemours Company	7.000	05-15-25	508,000	516,890
Construction materials 0.2%
Cemex SAB de CV (B)	5.450	11-19-29	385,000	373,146
Cemex SAB de CV (B)	7.375	06-05-27	404,000	430,708
GPC Merger Sub, Inc. (B)	7.125	08-15-28	167,000	173,680
U.S. Concrete, Inc.	6.375	06-01-24	415,000	423,300
Containers and packaging 0.3%
WRKCo, Inc.	3.900	06-01-28	1,950,000	2,254,098
Metals and mining 1.0%
Anglo American Capital PLC (B)	4.000	09-11-27	1,550,000	1,724,307
Corp. Nacional del Cobre de Chile (B)	3.000	09-30-29	166,000	176,819
Corp. Nacional del Cobre de Chile (B)	3.625	08-01-27	114,000	125,072
Corp. Nacional del Cobre de Chile (B)	4.375	02-05-49	719,000	885,503
Corp. Nacional del Cobre de Chile (B)	4.500	09-16-25	551,000	626,351
Corp. Nacional del Cobre de Chile	5.625	10-18-43	136,000	187,816
First Quantum Minerals, Ltd. (B)	6.875	03-01-26	120,000	120,300
First Quantum Minerals, Ltd. (B)	7.500	04-01-25	120,000	121,200
Freeport-McMoRan, Inc.	5.000	09-01-27	521,000	554,756
Indonesia Asahan Aluminium Persero PT (B)	5.450	05-15-30	445,000	525,748
Indonesia Asahan Aluminium Persero PT (B)	5.710	11-15-23	195,000	215,483
Indonesia Asahan Aluminium Persero PT (B)	5.800	05-15-50	508,000	625,127
Kaiser Aluminum Corp. (B)	4.625	03-01-28	364,000	362,362
Metinvest BV (B)	7.750	10-17-29	37,000	34,114
Paper and forest products 0.1%
Flex Acquisition Company, Inc. (B)	6.875	01-15-25	277,000	281,155
Louisiana-Pacific Corp.	4.875	09-15-24	435,000	447,506
Real estate 1.8%				11,876,727
Equity real estate investment trusts 1.7%
American Homes 4 Rent LP	4.250	02-15-28	2,000,000	2,227,511
American Tower Corp.	1.300	09-15-25	1,675,000	1,700,242
Equinix, Inc.	1.800	07-15-27	1,075,000	1,098,833
28	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Real estate (continued)
Equity real estate investment trusts (continued)
MGM Growth Properties Operating Partnership LP	5.750	02-01-27	349,000	$377,793
Office Properties Income Trust	4.250	05-15-24	2,050,000	2,052,922
SITE Centers Corp.	4.250	02-01-26	1,650,000	1,698,717
WEA Finance LLC (B)	2.875	01-15-27	2,125,000	2,113,559
Real estate management and development 0.1%
Mattamy Group Corp. (B)	4.625	03-01-30	360,000	365,400
Wanda Properties International Company, Ltd.	7.250	01-29-24	247,000	241,750
Utilities 2.9%				19,479,208
Electric utilities 2.0%
Appalachian Power Company	3.700	05-01-50	1,475,000	1,735,132
Electricite de France SA (B)	4.500	09-21-28	1,400,000	1,680,235
Enel Finance International NV (B)	4.625	09-14-25	1,750,000	2,023,623
Entergy Texas, Inc.	3.550	09-30-49	1,375,000	1,655,831
Eskom Holdings SOC, Ltd. (B)	5.750	01-26-21	692,000	679,627
Eskom Holdings SOC, Ltd. (B)	6.750	08-06-23	470,000	450,401
Eskom Holdings SOC, Ltd. (B)	7.125	02-11-25	178,000	169,616
Eskom Holdings SOC, Ltd. (B)	8.450	08-10-28	270,000	262,305
FirstEnergy Corp.	4.850	07-15-47	1,300,000	1,606,591
NextEra Energy Capital Holdings, Inc.	2.250	06-01-30	1,350,000	1,453,898
NextEra Energy Capital Holdings, Inc.	2.750	05-01-25	1,200,000	1,314,521
Vistra Operations Company LLC (B)	5.000	07-31-27	220,000	234,850
Independent power and renewable electricity producers 0.5%
Calpine Corp. (B)	4.500	02-15-28	415,000	428,488
Exelon Generation Company LLC	5.600	06-15-42	2,050,000	2,485,293
Minejesa Capital BV (B)	5.625	08-10-37	33,000	35,145
Mong Duong Finance Holdings BV (B)	5.125	05-07-29	214,000	214,651
NRG Energy, Inc.	5.750	01-15-28	292,000	320,943
Multi-utilities 0.4%
ACWA Power Management and Investments One, Ltd. (B)	5.950	12-15-39	498,000	555,290
CenterPoint Energy, Inc.	4.250	11-01-28	1,650,000	1,966,402

Cometa Energia SA de CV (B)	6.375	04-24-35	195,700	206,366
Term loans (G) 18.1%				$120,926,452
(Cost $129,759,305)
Communication services 2.7%				17,885,599
Diversified telecommunication services 1.0%
Cincinnati Bell, Inc., 2017 Term Loan (1 month LIBOR + 3.250%)	4.250	10-02-24	582,024	578,869
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	29

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Diversified telecommunication services (continued)
Consolidated Communications, Inc., 2016 Term Loan B (1 month LIBOR + 3.000%)	4.000	10-04-23	1,751,601	$1,694,184
Frontier Communications Corp., 2017 Term Loan B1 (D)	0.000	06-15-24	1,245,870	1,224,067
Intelsat Jackson Holdings SA, 2017 Term Loan B3 (D)	0.000	11-27-23	835,000	839,826
Iridium Satellite LLC, Term Loan (1 month LIBOR + 3.750%)	4.750	11-04-26	661,638	660,672
Level 3 Financing, Inc., 2019 Term Loan B (1 month LIBOR + 1.750%)	1.911	03-01-27	650,368	629,368
Radiate Holdco LLC, Closing Date Term Loan (H)	TBD	02-01-24	475,000	465,367
Zayo Group Holdings, Inc., USD Term Loan (1 month LIBOR + 3.000%)	3.161	03-09-27	453,863	440,247
Entertainment 0.2%
UFC Holdings LLC, 2019 Term Loan (6 month LIBOR + 3.250%)	4.250	04-29-26	1,106,453	1,073,492
Interactive media and services 0.3%
MH Sub I LLC, 2017 1st Lien Term Loan (3 month LIBOR + 3.500%)	4.572	09-13-24	801,957	778,773
MH Sub I LLC, 2020 Incremental Term Loan (3 month LIBOR + 3.750%)	4.058	09-13-24	545,000	540,002
Rackspace Hosting, Inc., 2017 Incremental 1st Lien Term Loan (3 month LIBOR + 3.000%)	4.000	11-03-23	853,509	834,416
Media 0.9%
Altice France SA, USD Term Loan B11 (1 month LIBOR + 2.750%)	2.911	07-31-25	1,095,403	1,046,932
Charter Communications Operating LLC, 2019 Term Loan B1 (1 month LIBOR + 1.750%)	1.920	04-30-25	602,487	588,931
Cogeco Communications USA II LP, Term Loan B (1 month LIBOR + 2.000%)	2.161	01-03-25	618,282	594,601
CSC Holdings LLC, 2017 1st Lien Term Loan (1 month LIBOR + 2.250%)	2.425	07-17-25	1,250,520	1,205,977
Diamond Sports Group LLC, Term Loan (1 month LIBOR + 3.250%)	3.420	08-24-26	946,845	753,925
Hubbard Radio LLC, 2015 Term Loan B (3 month LIBOR + 4.250%)	5.250	03-28-25	714,095	666,486
Terrier Media Buyer, Inc., Term Loan B (1 month LIBOR + 4.250%)	4.411	12-17-26	1,114,400	1,084,746
Wireless telecommunication services 0.3%
SBA Senior Finance II LLC, 2018 Term Loan B (1 month LIBOR + 1.750%)	1.920	04-11-25	672,317	651,462
30	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Communication services (continued)
Wireless telecommunication services (continued)
Syniverse Holdings, Inc., 2018 1st Lien Term Loan (3 month LIBOR + 5.000%)	6.000	03-09-23	842,378	$665,479
T-Mobile USA, Inc., 2020 Term Loan (1 month LIBOR + 3.000%)	3.161	04-01-27	865,000	867,777
Consumer discretionary 2.1%				13,765,125
Auto components 0.1%
Clarios Global LP, USD Term Loan B (1 month LIBOR + 3.500%)	3.667	04-30-26	794,000	773,983
Diversified consumer services 0.3%
Whatabrands LLC, 2020 Term Loan B (1 month LIBOR + 2.750%)	2.916	07-31-26	734,459	706,609
WW International, Inc., 2017 Term Loan B (1 month LIBOR + 4.750%)	5.500	11-29-24	1,024,803	1,013,017
Hotels, restaurants and leisure 0.9%
Alterra Mountain Company, 2020 Term Loan B (1 month LIBOR + 4.500%)	5.500	08-01-26	164,588	163,353
Alterra Mountain Company, Term Loan B1 (1 month LIBOR + 2.750%)	2.911	07-31-24	1,195,393	1,144,959
Boyd Gaming Corp., Term Loan B3 (1 week LIBOR + 2.250%)	2.361	09-15-23	696,330	672,056
Caesars Resort Collection LLC, 2017 1st Lien Term Loan B (1 month LIBOR + 2.750%)	2.911	12-23-24	1,051,506	965,808
Golden Nugget LLC, 2017 Incremental Term Loan B (1 month LIBOR + 2.500%)	3.250	10-04-23	1,514,786	1,263,680
IRB Holding Corp., 2020 Term Loan B (1 month LIBOR + 2.750%)	3.750	02-05-25	748,087	700,957
Motion Finco LLC, Delayed Draw Term Loan B2 (3 month LIBOR + 3.250%)	4.322	11-12-26	136,271	121,690
Motion Finco LLC, USD Term Loan B1 (3 month LIBOR + 3.250%)	4.322	11-12-26	1,036,842	925,900
Leisure products 0.2%
Hayward Industries, Inc., 1st Lien Term Loan (1 month LIBOR + 3.500%)	3.661	08-05-24	1,082,865	1,051,061
Specialty retail 0.6%
Bass Pro Group LLC, Term Loan B (3 month LIBOR + 5.000%)	6.072	09-25-24	1,476,263	1,466,342
Nascar Holdings LLC, Term Loan B (1 month LIBOR + 2.750%)	2.922	10-19-26	936,411	913,909
Party City Holdings, Inc., 2018 Term Loan B (1 and 6 month LIBOR + 2.500%)	4.072	08-19-22	680,914	358,862
Petco Animal Supplies, Inc., 2017 Term Loan B (3 month LIBOR + 3.250%)	4.250	01-26-23	1,109,921	925,397
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	31

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Specialty retail (continued)
PetSmart, Inc., Consenting Term Loan (3 month LIBOR + 4.000%)	5.000	03-11-22	600,919	$597,542
Consumer staples 1.8%				11,900,639
Beverages 0.2%
Refresco Holding BV, USD Term Loan B3 (3 month LIBOR + 3.250%)	3.674	03-28-25	1,190,641	1,155,910
Food products 1.0%
Chobani LLC, 2017 Term Loan B (1 month LIBOR + 3.500%)	4.500	10-10-23	1,344,426	1,330,229
Dole Food Company, Inc., 2017 Term Loan B (1 month LIBOR + 2.750%)	3.750	04-06-24	1,132,416	1,102,078
Froneri US, Inc., 2020 USD Term Loan (1 month LIBOR + 2.250%)	2.411	01-29-27	1,100,000	1,053,448
Hostess Brands LLC, 2019 Term Loan (1, 2, and 3 month LIBOR + 2.500%)	3.000	08-03-25	1,327,917	1,295,821
Nomad Foods Lux Sarl, 2017 USD Term Loan B4 (1 month LIBOR + 2.250%)	2.425	05-15-24	1,068,347	1,034,961
Upfield USA Corp., 2018 USD Term Loan B2 (6 month LIBOR + 3.000%)	3.369	07-02-25	647,780	631,909
Household products 0.2%
Diamond BC BV, 2020 USD Incremental Term Loan (3 month LIBOR + 5.000%)	6.000	09-06-24	135,000	132,300
Diamond BC BV, USD Term Loan (1 and 3 month LIBOR + 3.000%)	3.261	09-06-24	645,038	607,303
KIK Custom Products, Inc., 2015 Term Loan B (H)	TBD	05-15-23	570,000	561,570
Personal products 0.4%
Prestige Brands, Inc., Term Loan B4 (1 month LIBOR + 2.000%)	2.161	01-26-24	863,100	850,308
Revlon Consumer Products Corp., 2016 Term Loan B (3 month LIBOR + 3.500%)	3.863	09-07-23	3,383,749	838,425
Sunshine Luxembourg VII Sarl, USD Term Loan B1 (6 month LIBOR + 4.250%)	5.322	10-01-26	1,313,760	1,306,377
Energy 0.7%				4,483,111
Energy equipment and services 0.3%
ChampionX Corp., 2018 1st Lien Term Loan (1 month LIBOR + 2.500%)	2.688	05-09-25	807,053	771,745
Covia Holdings Corp., Term Loan (D)	0.000	06-01-25	1,419,061	881,293
Oil, gas and consumable fuels 0.4%
Buckeye Partners LP, 2019 Term Loan B (1 month LIBOR + 2.750%)	2.921	11-01-26	776,800	758,110
32	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Granite Acquisition, Inc., Term Loan B (3 month LIBOR + 3.500%)	4.500	12-19-21	1,429,497	$1,406,697
Prairie ECI Acquiror LP, Term Loan B (1 month LIBOR + 4.750%)	4.911	03-11-26	739,767	665,266
Financials 1.2%				7,824,744
Capital markets 0.1%
Sequa Mezzanine Holdings LLC, 1st Lien Term Loan (3 month LIBOR + 5.000%)	6.000	11-28-21	966,661	907,047
Diversified financial services 0.6%
AlixPartners LLP, 2017 Term Loan B (1 month LIBOR + 2.500%)	2.661	04-04-24	1,025,085	1,002,020
Allied Universal Holdco LLC, 2019 Term Loan B (H)	TBD	07-10-26	545,000	537,506
Crown Finance US, Inc., 2018 USD Term Loan (3 month LIBOR + 2.250%)	3.322	02-28-25	948,237	596,697
Deerfield Dakota Holding LLC, 2020 USD Term Loan B (1 month LIBOR + 3.750%)	4.750	04-09-27	775,000	763,096
Refinitiv US Holdings, Inc., 2018 USD Term Loan (1 month LIBOR + 3.250%)	3.411	10-01-25	728,900	722,916
Insurance 0.5%
Alliant Holdings Intermediate LLC, Term Loan B (1 month LIBOR + 3.250%)	3.426	05-09-25	1,170,990	1,143,179
Asurion LLC, 2017 Term Loan B4 (1 month LIBOR + 3.000%)	3.161	08-04-22	911,883	899,116
HUB International, Ltd., 2019 Incremental Term Loan B (3 month LIBOR + 4.000%)	5.000	04-25-25	781,448	781,729
Ryan Specialty Group LLC, Term Loan (H)	TBD	06-29-27	475,000	471,438
Health care 2.2%				14,553,285
Health care equipment and supplies 0.1%
Global Medical Response, Inc., 2018 Term Loan B1 (3 month LIBOR + 3.250%)	4.250	04-28-22	909,366	897,244
Health care providers and services 1.3%
Air Methods Corp., 2017 Term Loan B (3 month LIBOR + 3.500%)	4.500	04-22-24	1,459,527	1,160,660
Envision Healthcare Corp., 2018 1st Lien Term Loan (1 month LIBOR + 3.750%)	3.911	10-10-25	2,284,635	1,497,967
Jaguar Holding Company II, 2018 Term Loan (1 month LIBOR + 2.500%)	3.500	08-18-22	1,245,982	1,240,175
LifePoint Health, Inc., 2018 Term Loan B (1 month LIBOR + 3.750%)	3.911	11-17-25	2,294,592	2,239,270
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	33

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
Surgery Center Holdings, Inc., 2017 Term Loan B (1 month LIBOR + 3.250%)	4.250	09-03-24	1,199,093	$1,129,773
Team Health Holdings, Inc., 1st Lien Term Loan (1 month LIBOR + 2.750%)	3.750	02-06-24	1,868,135	1,475,827
Health care technology 0.2%
Change Healthcare Holdings LLC, 2017 Term Loan B (1 and 3 month LIBOR + 2.500%)	3.500	03-01-24	1,367,628	1,336,090
Pharmaceuticals 0.6%
Bausch Health Americas, Inc., 2018 Term Loan B (1 month LIBOR + 3.000%)	3.176	06-02-25	1,082,813	1,064,037
Catalent Pharma Solutions, Inc., Term Loan B2 (1 month LIBOR + 2.250%)	3.250	05-18-26	661,625	656,114
Endo International PLC, 2017 Term Loan B (1 month LIBOR + 4.250%)	5.000	04-29-24	1,235,125	1,179,124
IQVIA, Inc., 2017 USD Term Loan B2 (1 month LIBOR + 1.750%)	1.911	01-17-25	691,173	677,004
Industrials 3.2%				21,774,252
Air freight and logistics 0.1%
XPO Logistics, Inc., 2018 Term Loan B (1 month LIBOR + 2.000%)	2.161	02-24-25	720,000	709,294
Building products 0.3%
APi Group DE, Inc., Term Loan B (1 month LIBOR + 2.500%)	2.661	10-01-26	620,125	607,915
Cornerstone Building Brands, Inc., 2018 Term Loan (1 month LIBOR + 3.750%)	3.928	04-12-25	872,541	853,458
HNC Holdings, Inc., Term Loan B (1 month LIBOR + 4.000%)	5.000	10-05-23	832,102	823,090
Commercial services and supplies 0.8%
Clean Harbors, Inc., 2017 Term Loan B (1 month LIBOR + 1.750%)	1.911	06-28-24	934,513	919,038
GFL Environmental, Inc., 2018 USD Term Loan B (1 and 3 month LIBOR + 3.000%)	4.000	05-30-25	922,384	916,878
Illuminate Buyer LLC, Term Loan (3 month LIBOR + 4.000%)	4.308	06-16-27	765,000	755,820
Intrado Corp., 2017 Term Loan (3 month LIBOR + 4.000%)	5.000	10-10-24	1,162,158	1,019,480
MHI Holdings LLC, Term Loan B (1 month LIBOR + 5.000%)	5.161	09-21-26	497,500	482,575
Prime Security Services Borrower LLC, 2019 Term Loan B1 (1, 6 and 12 month LIBOR + 3.250%)	4.250	09-23-26	1,085,343	1,065,383
34	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Commercial services and supplies (continued)
TMS International Corp., 2018 Term Loan B2 (1 and 3 month LIBOR + 2.750%)	3.750	08-14-24	369,053	$346,910
Electrical equipment 0.1%
Vertiv Group Corp., Term Loan B (1 month LIBOR + 3.000%)	3.162	03-02-27	847,875	827,738
Machinery 1.3%
Blount International, Inc., 2018 Term Loan B (1 month LIBOR + 3.750%)	4.750	04-12-23	833,019	818,858
Douglas Dynamics LLC, 2020 Additional Term Loan B (1 month LIBOR + 3.750%)	4.750	06-05-26	1,079,516	1,074,799
Filtration Group Corp., 2018 1st Lien Term Loan (1 month LIBOR + 3.000%)	3.162	03-29-25	1,614,245	1,575,907
Gates Global LLC, 2017 USD Repriced Term Loan B (1 month LIBOR + 2.750%)	3.750	04-01-24	1,892,345	1,845,831
Navistar, Inc., 2017 1st Lien Term Loan B (1 month LIBOR + 3.500%)	3.690	11-06-24	1,735,765	1,676,454
Titan Acquisition, Ltd., 2018 Term Loan B (3 month LIBOR + 3.000%)	3.361	03-28-25	726,691	668,708
Welbilt, Inc., 2018 Term Loan B (1 month LIBOR + 2.500%)	2.661	10-23-25	786,162	687,891
Professional services 0.3%
Creative Artists Agency LLC, 2019 Term Loan B (1 month LIBOR + 3.750%)	3.911	11-27-26	954,078	903,750
The Dun & Bradstreet Corp., Term Loan (1 month LIBOR + 3.750%)	3.922	02-06-26	570,000	566,557
Trans Union LLC, 2019 Term Loan B5 (1 month LIBOR + 1.750%)	1.911	11-16-26	770,188	749,008
Road and rail 0.2%
Genesee & Wyoming, Inc., Term Loan (3 month LIBOR + 2.000%)	2.308	12-30-26	1,122,188	1,100,451
Trading companies and distributors 0.1%
Beacon Roofing Supply, Inc., 2017 Term Loan B (1 month LIBOR + 2.250%)	2.411	01-02-25	803,272	778,459
Information technology 2.4%				16,416,874
Communications equipment 0.4%
Ciena Corp., 2020 Term Loan B (1 month LIBOR + 1.750%)	1.937	09-26-25	615,791	609,633
CommScope, Inc., 2019 Term Loan B (1 month LIBOR + 3.250%)	3.411	04-06-26	855,689	836,436
Plantronics, Inc., 2018 Term Loan B (1 and 6 month LIBOR + 2.500%)	2.687	07-02-25	1,359,575	1,247,219
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	35

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Electronic equipment, instruments and components 0.3%
CPI International, Inc., 2017 1st Lien Term Loan (1 month LIBOR + 3.500%)	4.500	07-26-24	945,476	$896,623
Robertshaw US Holding Corp., 2018 1st Lien Term Loan (1 and 6 month LIBOR + 3.250%)	4.250	02-28-25	1,153,450	963,131
Robertshaw US Holding Corp., 2018 2nd Lien Term Loan (6 month LIBOR + 8.000%)	9.000	02-28-26	700,000	378,000
Software 1.1%
Avaya, Inc., 2018 Term Loan B (1 month LIBOR + 4.250%)	4.425	12-15-24	2,058,635	1,942,323
BY Crown Parent LLC, Term Loan B1 (H)	TBD	01-31-26	505,000	502,475
Cornerstone OnDemand, Inc., Term Loan B (1 month LIBOR + 4.250%)	4.426	04-22-27	700,000	693,525
Finastra USA, Inc., USD 1st Lien Term Loan (3 and 6 month LIBOR + 3.500%)	4.500	06-13-24	775,000	715,798
SS&C Technologies, Inc., 2018 Term Loan B3 (1 month LIBOR + 1.750%)	1.911	04-16-25	592,334	573,083
SS&C Technologies, Inc., 2018 Term Loan B4 (1 month LIBOR + 1.750%)	1.911	04-16-25	416,156	402,631
Surf Holdings LLC, USD Term Loan (3 month LIBOR + 3.500%)	3.827	03-05-27	785,000	761,450
The Ultimate Software Group, Inc., 2020 Incremental Term Loan B (3 month LIBOR + 4.000%)	4.750	05-04-26	430,000	429,841
The Ultimate Software Group, Inc., Term Loan B (1 month LIBOR + 3.750%)	3.911	05-04-26	675,025	667,923
Xperi Holding Corp., 2020 Term Loan B (1 month LIBOR + 4.000%)	4.161	06-01-25	540,000	528,752
Technology hardware, storage and peripherals 0.6%
Dell International LLC, 2019 Term Loan B (1 month LIBOR + 2.000%)	2.750	09-19-25	1,420,884	1,400,012
HCP Acquisition LLC, 2017 Term Loan B (1 month LIBOR + 3.000%)	4.000	05-16-24	916,349	895,273
TierPoint LLC, 2017 1st Lien Term Loan (1 month LIBOR + 3.750%)	4.750	05-06-24	926,645	889,579
Western Digital Corp., 2018 Term Loan B4 (1 month LIBOR + 1.750%)	1.911	04-29-23	1,104,427	1,083,167
Materials 1.2%				8,340,181
Chemicals 0.7%
Alpha 3 BV, 2017 Term Loan B1 (3 month LIBOR + 3.000%)	4.000	01-31-24	1,244,221	1,222,970
Encapsys LLC, 2020 Term Loan B2 (1 month LIBOR + 3.250%)	4.250	11-07-24	1,271,976	1,245,481
Ferro Corp., 2018 USD Term Loan B1 (3 month LIBOR + 2.250%)	2.558	02-14-24	1,607,235	1,569,320
36	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Chemicals (continued)
PQ Corp., 2020 USD Incremental Term Loan B (H)	TBD	02-07-27	780,000	$774,641
Construction materials 0.1%
Summit Materials LLC, 2017 Term Loan B (1 month LIBOR + 2.000%)	2.161	11-21-24	692,682	677,962
Containers and packaging 0.2%
Berry Global, Inc., Term Loan W (1 month LIBOR + 2.000%)	2.188	10-01-22	985,000	965,546
Graham Packaging Company, Inc., Term Loan (H)	TBD	08-06-27	315,000	314,042
Paper and forest products 0.2%
Flex Acquisition Company, Inc., 1st Lien Term Loan (3 month LIBOR + 3.000%)	4.000	12-29-23	1,622,663	1,570,219
Real estate 0.3%				2,000,383
Equity real estate investment trusts 0.2%
VICI Properties 1 LLC, Replacement Term Loan B (1 month LIBOR + 1.750%)	1.926	12-20-24	1,070,000	1,026,954
Real estate management and development 0.1%
Realogy Group LLC, 2018 Term Loan B (3 month LIBOR + 2.250%)	3.000	02-08-25	1,030,084	973,429
Utilities 0.3%				1,982,259
Electric utilities 0.2%
Vistra Operations Company LLC, 1st Lien Term Loan B3 (1 month LIBOR + 1.750%)	1.915	12-31-25	1,170,538	1,150,545
Independent power and renewable electricity producers 0.1%

Calpine Corp., Term Loan B5 (1 month LIBOR + 2.250%)	2.420	01-15-24	850,675	831,714
Collateralized mortgage obligations 15.5%				$103,671,754
(Cost $105,832,158)
Commercial and residential 15.3%				102,223,778
280 Park Avenue Mortgage Trust Series 2017-280P, Class A (1 month LIBOR + 0.880%) (A)(B)	1.055	09-15-34	2,500,000	2,486,741
Arroyo Mortgage Trust Series 2018-1, Class A1 (B)(I)	3.763	04-25-48	675,265	693,621
BBCMS Mortgage Trust
Series 2018-TALL, Class A (1 month LIBOR + 0.722%) (A)(B)	0.897	03-15-37	3,700,000	3,587,834
Series 2018-TALL, Class B (1 month LIBOR + 0.971%) (A)(B)	1.146	03-15-37	2,225,000	2,113,751
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	37

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
BBCMS Trust Series 2018-BXH, Class A (1 month LIBOR + 1.000%) (A)(B)	1.175	10-15-37	2,003,002	$1,882,926
BX Commercial Mortgage Trust
Series 2019-IMC, Class B (1 month LIBOR + 1.300%) (A)(B)	1.475	04-15-34	3,000,000	2,820,048
Series 2019-XL, Class B (1 month LIBOR + 1.080%) (A)(B)	1.255	10-15-36	1,423,947	1,415,088
Series 2020-BXLP, Class B (1 month LIBOR + 1.000%) (A)(B)	1.175	12-15-36	1,498,628	1,487,349
BX Trust Series 2019-ATL, Class A (1 month LIBOR + 1.087%) (A)(B)	1.261	10-15-36	4,000,000	3,820,012
CG-CCRE Commercial Mortgage Trust Series 2014-FL2, Class A (1 month LIBOR + 1.854%) (A)(B)	2.029	11-15-31	1,216,964	1,139,645
CGDB Commercial Mortgage Trust Series 2019-MOB, Class A (1 month LIBOR + 0.950%) (A)(B)	1.125	11-15-36	2,000,000	1,979,988
CGMS Commercial Mortgage Trust Series 2017-MDRB, Class A (1 month LIBOR + 1.100%) (A)(B)	1.275	07-15-30	2,170,815	2,065,128
CHT Mortgage Trust Series 2017-CSMO, Class A (1 month LIBOR + 0.930%) (A)(B)	1.105	11-15-36	3,900,000	3,780,899
Citigroup Commercial Mortgage Trust (Citigroup/Drexel Hamilton)
Series 2018-TBR, Class A (1 month LIBOR + 0.830%) (A)(B)	1.005	12-15-36	3,575,000	3,271,846
Series 2019-SST2, Class A (1 month LIBOR + 0.920%) (A)(B)	1.095	12-15-36	3,040,000	2,978,552
Citigroup Mortgage Loan Trust Series 2013-2, Class 5A1 (1 month LIBOR + 0.140%) (A)(B)	0.308	07-25-36	388,837	387,415
CLNY Trust Series 2019-IKPR, Class A (1 month LIBOR + 1.129%) (A)(B)	1.304	11-15-38	3,500,000	3,202,350
Countrywide Home Loan Mortgage Pass Through Trust Series 2004-25, Class 2A1 (1 month LIBOR + 0.680%) (A)	0.852	02-25-35	1,797,906	1,627,088
CSMC Trust Series 2019-ICE4, Class B (1 month LIBOR + 1.230%) (A)(B)	1.405	05-15-36	3,000,000	2,981,328
DBGS Mortgage Trust Series 2018-5BP, Class A (1 month LIBOR + 0.645%) (A)(B)	0.820	06-15-33	4,000,000	3,909,937
Deephaven Residential Mortgage Trust
Series 2018-1A, Class A1 (B)(I)	2.976	12-25-57	631,445	637,812
Series 2019-2A, Class A1 (B)(I)	3.558	04-25-59	1,278,412	1,283,686
38	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Financial Asset Securities Corp. AAA Trust Series 2005-2, Class A3 (1 month LIBOR + 0.300%) (A)(B)	0.473	11-26-35	1,318,891	$1,279,985
HarborView Mortgage Loan Trust Series 2007-3, Class 2A1A (1 month LIBOR + 0.200%) (A)	0.387	05-19-47	1,579,505	1,479,412
Hilton Orlando Trust Series 2018-ORL, Class A (1 month LIBOR + 0.770%) (A)(B)	0.945	12-15-34	2,675,000	2,547,450
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class AFL (1 month LIBOR + 1.830%) (A)(B)	2.004	08-05-34	6,250,000	5,709,765
IndyMac INDA Mortgage Loan Trust Series 2005-AR2, Class 1A1 (I)	3.243	01-25-36	469,768	403,619
JPMBB Commercial Mortgage Securities Trust Series 2015-C29, Class A2	2.921	05-15-48	156,879	156,783
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-LDP9, Class AMS	5.337	05-15-47	4,189,905	3,577,279
Series 2019-MARG, Class A (1 month LIBOR + 1.100%) (A)(B)	1.275	05-15-34	2,250,000	2,151,119
Key Commercial Mortgage Securities Trust Series 2019-S2, Class A1 (B)	2.656	06-15-52	2,885,362	3,003,864
LSTAR Securities Investment Trust
Series 2019-3, Class A1 (1 month LIBOR + 1.500%) (A)(B)	1.671	04-01-24	2,666,324	2,626,218
Series 2019-4, Class A1 (1 month LIBOR + 1.500%) (A)(B)	1.671	05-01-24	3,467,999	3,415,711
MBRT Series 2019-MBR, Class A (1 month LIBOR + 0.850%) (A)(B)	1.025	11-15-36	4,300,000	4,132,695
Morgan Stanley Capital I Trust
Series 2017-ASHF, Class A (1 month LIBOR + 0.850%) (A)(B)	1.025	11-15-34	2,673,393	2,499,522
Series 2019-NUGS, Class A (1 month LIBOR + 0.950%) (A)(B)	2.450	12-15-36	2,200,000	2,158,213
Motel 6 Trust Series 2017-MTL6, Class B (1 month LIBOR + 1.190%) (A)(B)	1.365	08-15-34	1,604,896	1,542,471
MSCG Trust Series 2018-SELF, Class A (1 month LIBOR + 0.900%) (A)(B)	1.075	10-15-37	1,775,000	1,759,699
MTRO Commercial Mortgage Trust Series 2019-TECH, Class A (1 month LIBOR + 0.900%) (A)(B)	1.075	12-15-33	2,650,000	2,624,651
RBS Commercial Funding, Inc. Trust Series 2013-GSP, Class A (B)(I)	3.834	01-15-32	4,250,000	4,322,119
RBSSP Resecuritization Trust
Series 2012-6, Class 4A1 (1 month LIBOR + 0.330%) (A)(B)	0.515	01-26-36	85,279	85,214
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	39

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2012-6, Class 6A1 (1 month LIBOR + 0.340%) (A)(B)	0.865	11-26-35	973,967	$973,313
Series 2012-6, Class 8A1 (1 month LIBOR + 0.500%) (A)(B)	0.685	04-26-35	131,713	132,044
Verus Securitization Trust
Series 2019-2, Class A1 (B)(I)	3.211	05-25-59	507,535	517,660
Series 2019-3, Class A1 (B)	2.784	07-25-59	1,363,866	1,391,214
WaMu Mortgage Pass-Through Certificates
Series 2005-AR1, Class A1A (1 month LIBOR + 0.640%) (A)	0.812	01-25-45	545,103	541,688
Series 2005-AR11, Class A1A (1 month LIBOR + 0.320%) (A)	0.492	08-25-45	1,313,228	1,327,511
Series 2005-AR6, Class 2A1A (1 month LIBOR + 0.460%) (A)	0.632	04-25-45	1,257,366	1,231,516
Series 2005-AR8, Class 1A1A (1 month LIBOR + 0.540%) (A)	0.712	07-25-45	1,190,809	1,079,999
U.S. Government Agency 0.2%				1,447,976
Federal Home Loan Mortgage Corp.
Series 2015-SC02, Class 1A	3.000	09-25-45	188,132	192,995
Series 4013, Class DK	3.000	02-15-31	620,922	643,132

Government National Mortgage Association Series 2014-80, Class XA	3.000	06-20-40	590,160	611,849
Asset backed securities 7.8%				$52,395,229
(Cost $52,310,299)
Asset backed securities 7.8%				52,395,229
Aqua Finance Trust Series 2019-A, Class A (B)	3.140	07-16-40	1,483,696	1,491,732
Drive Auto Receivables Trust Series 2019-1, Class C	3.780	04-15-25	515,000	528,844
Ford Credit Auto Owner Trust Series 2018-1, Class A (B)	3.190	07-15-31	2,575,000	2,756,596
Invitation Homes Trust
Series 2017-SFR2, Class A (1 month LIBOR + 0.850%) (A)(B)	1.025	12-17-36	1,908,035	1,891,515
Series 2018-SFR1, Class A (1 month LIBOR + 0.700%) (A)(B)	0.881	03-17-37	2,676,470	2,629,987
Series 2018-SFR2, Class A (1 month LIBOR + 0.900%) (A)(B)	1.075	06-17-37	3,139,547	3,104,141
Series 2018-SFR3, Class A (1 month LIBOR + 1.000%) (A)(B)	1.181	07-17-37	3,007,414	2,986,766
New Residential Advance Receivables Trust Series 2019-T2, Class AT2 (B)	2.520	08-15-53	3,000,000	2,967,941
Ocwen Master Advance Receivables Trust Series 2019-T2, Class BT2 (B)	2.646	08-15-51	1,600,000	1,596,572
Pretium Mortgage Credit Partners I LLC
Series 2019-NPL2, Class A1 (B)	3.844	12-27-58	1,788,936	1,780,161
40	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date	Par value^	Value
Asset backed securities (continued)
Series 2019-NPL3, Class A1 (B)	3.105	07-27-59	241,880	$240,638
Santander Drive Auto Receivables Trust Series 2018-1, Class E (B)	4.370	05-15-25	1,775,000	1,769,034
SMB Private Education Loan Trust
Series 2015-B, Class A3 (1 month LIBOR + 1.750%) (A)(B)	1.925	05-17-32	900,000	906,383
Series 2017-B, Class A2B (1 month LIBOR + 0.750%) (A)(B)	0.925	10-15-35	2,058,135	2,039,370
SoFi Professional Loan Program LLC
Series 2015-C, Class A1 (1 month LIBOR + 1.050%) (A)(B)	1.222	08-27-35	445,603	445,687
Series 2016-C, Class A1 (1 month LIBOR + 1.100%) (A)(B)	1.272	10-27-36	470,033	469,664
Series 2016-D, Class A1 (1 month LIBOR + 0.950%) (A)(B)	1.122	01-25-39	280,664	280,525
TAL Advantage V LLC Series 2013-2A, Class A (B)	3.550	11-20-38	1,250,000	1,259,827
Towd Point Mortgage Trust Series 2018-4, Class A1 (B)(I)	3.000	06-25-58	947,298	1,003,996
Trafigura Securitisation Finance PLC Series 2018-1A, Class A1 (1 month LIBOR + 0.730%) (A)(B)	0.905	03-15-22	3,780,000	3,705,564
Vericrest Opportunity Loan Trust
Series 2019-NPL2, Class A1 (B)	3.967	02-25-49	995,381	994,936
Series 2019-NPL4, Class A1A (B)	3.352	08-25-49	1,222,149	1,223,423
Series 2020-NPL5, Class A1A (B)	2.982	03-25-50	1,585,240	1,572,431
VOLT LXXX LLC Series 2019-NPL6, Class A1A (B)	3.228	10-25-49	1,738,136	1,721,874
VOLT LXXXIII LLC Series 2019-NPL9, Class A1A (B)	3.327	11-26-49	950,838	945,658
VOLT LXXXIV LLC Series 2019-NP10, Class A1A (B)	3.426	12-27-49	2,192,932	2,189,125
VOLT LXXXVII LLC Series 2020-NPL4, Class A1 (B)	2.981	03-25-50	2,396,428	2,358,686
World Financial Network Credit Card Master Trust
Series 2017-C, Class M	2.660	08-15-24	3,375,000	3,384,215
Series 2018-B, Class M	3.810	07-15-25	4,100,000	4,149,938

	Shares	Value
Common stocks 0.0%		$6,467
(Cost $98,232)
Energy 0.0%		6,467
Energy equipment and services 0.0%
Paragon Offshore PLC, Litigation Trust A (E)	2,695	270
Paragon Offshore PLC, Litigation Trust B (E)	1,348	6,066
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	41

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels 0.0%
Euronav NV	7	$69
Southcross Holdings LP (E)	246	62

	Rate (%)	Maturity date	Par value^	Value
Escrow certificates 0.0%				$16,231
(Cost $4,430)
Texas Competitive Electric Holdings Company LLC (E)(J)	11.500	10-01-20	10,820,544	16,231

	Shares/Notional amount	Value
Purchased options 0.0%		$949
(Cost $78,096)
Calls 0.0%		949
Over the Counter Option on the USD vs. HKD (Expiration Date: 9-1-20; Strike Price: $7.86; Counterparty: Goldman Sachs International) (E)(K)	2,373,690	271
Over the Counter Option on the USD vs. HKD (Expiration Date: 9-1-20; Strike Price: $7.86; Counterparty: Goldman Sachs International) (E)(K)	5,696,857	678

	Yield (%)	Shares	Value
Short-term investments 6.2%			$41,744,051
(Cost $41,744,051)
Short-term funds 6.2%			41,744,051
State Street Institutional Treasury Plus Money Market Fund, Premier Class	0.1126(L)	41,744,051	41,744,051

Total investments (Cost $651,068,881) 98.0%	$655,399,928
Other assets and liabilities, net 2.0%	13,433,929
Total net assets 100.0%	$668,833,857

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
42	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Bhat
TRY	Turkish Lira
UYU	Uruguayan Peso
ZAR	South African Rand
Security Abbreviations and Legend
CMT	Constant Maturity Treasury
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate
(A)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $252,970,447 or 37.8% of the fund's net assets as of 7-31-20.
(C)	Zero coupon bonds are issued at a discount from their principal amount in lieu of paying interest periodically. Rate shown is the effective yield at period end.
(D)	Non-income producing - Issuer is in default.
(E)	Non-income producing security.
(F)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(G)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(H)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(I)	Variable or floating rate security, the interest rate of which adjusts periodically based on a weighted average of interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of period end.
(J)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(K)	For this type of option, notional amounts are equivalent to number of contracts.
(L)	The rate shown is the annualized seven-day yield as of 7-31-20.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	43

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
2-Year U.S. Treasury Note Futures	170	Long	Sep 2020	$37,525,488	$37,567,344	$41,856
5-Year U.S. Treasury Note Futures	1,026	Long	Sep 2020	128,606,576	129,404,250	797,674
10-Year U.S. Treasury Note Futures	50	Short	Sep 2020	(6,887,701)	(7,003,906)	(116,205)
Ultra U.S. Treasury Bond Futures	312	Short	Sep 2020	(68,560,818)	(71,038,501)	(2,477,683)
						$(1,754,358)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
BRL	247,000	USD	45,222	GSI	8/4/2020	$2,127	—
BRL	112,000	USD	20,472	JPM	8/4/2020	998	—
BRL	247,000	USD	47,946	GSI	9/2/2020	—	$(657)
BRL	112,000	USD	21,742	JPM	9/2/2020	—	(299)
CLP	60,168,592	USD	78,722	CITI	9/30/2020	793	—
COP	420,937,417	USD	113,207	CITI	8/21/2020	—	(589)
CZK	3,261,452	USD	133,227	CITI	8/6/2020	13,155	—
CZK	5,133,750	USD	206,844	GSI	8/6/2020	23,570	—
CZK	9,199,792	USD	370,840	JPM	8/6/2020	42,068	—
EUR	2,930,000	GBP	2,630,742	GSI	8/7/2020	7,912	—
EUR	5,850,000	USD	6,621,757	CITI	8/17/2020	271,126	—
EUR	5,850,000	USD	6,622,908	GSI	8/17/2020	269,975	—
EUR	1,362,999	USD	1,552,762	JPM	8/28/2020	53,596	—
GBP	2,640,443	EUR	2,930,000	GSI	8/7/2020	4,787	—
HUF	14,092,000	USD	45,377	CITI	9/28/2020	2,806	—
HUF	34,357,150	USD	110,690	GSI	9/28/2020	6,781	—
HUF	25,555,850	USD	82,332	JPM	9/28/2020	5,047	—
IDR	2,405,014,969	USD	165,603	CITI	8/11/2020	—	(2,097)
IDR	758,300,500	USD	52,045	GSI	8/11/2020	—	(492)
IDR	199,751,000	USD	13,696	JPM	8/11/2020	—	(115)
JPY	712,169,285	AUD	9,550,000	CITI	8/7/2020	—	(95,061)
MXN	74,410,000	USD	3,393,149	CITI	8/12/2020	—	(53,211)
MXN	77,570,000	USD	3,537,562	CITI	8/13/2020	—	(56,231)
MXN	77,570,000	USD	3,536,921	GSI	8/13/2020	—	(55,590)
PEN	85,000	USD	24,359	CITI	9/17/2020	—	(322)
PEN	241,000	USD	68,375	GSI	9/17/2020	—	(221)
PEN	226,000	USD	64,133	JPM	9/17/2020	—	(222)
PLN	315,000	USD	79,822	CITI	8/6/2020	4,283	—
PLN	585,266	USD	148,524	GSI	8/6/2020	7,743	—
44	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
PLN	615,000	USD	157,419	JPM	8/6/2020	$6,786	—
RON	580,000	USD	138,544	CITI	9/24/2020	2,393	—
RUB	9,700,725	USD	131,005	GSI	8/26/2020	—	$(688)
THB	5,386,000	USD	170,605	CITI	9/18/2020	2,097	—
THB	11,256,664	USD	356,596	GSI	9/18/2020	4,349	—
THB	821,000	USD	26,008	JPM	9/18/2020	317	—
USD	47,995	BRL	247,000	GSI	8/4/2020	645	—
USD	21,764	BRL	112,000	JPM	8/4/2020	294	—
USD	184,794	CNY	1,298,000	CITI	9/15/2020	—	(524)
USD	215,051	CNY	1,514,000	HUS	9/15/2020	—	(1,106)
USD	295,795	COP	1,175,356,417	CITI	8/21/2020	—	(18,657)
USD	13,404	CZK	320,000	GSI	8/6/2020	—	(958)
USD	312,708	CZK	7,800,000	JPM	8/6/2020	—	(37,374)
USD	13,474,860	EUR	11,700,000	GSI	8/17/2020	—	(310,906)
USD	9,989,008	EUR	8,580,000	GSI	8/24/2020	—	(122,056)
USD	7,871,912	EUR	6,982,000	JPM	8/28/2020	—	(356,693)
USD	12,154	GBP	9,701	CITI	8/7/2020	—	(545)
USD	263,167	IDR	3,764,771,000	CITI	8/11/2020	7,217	—
USD	115,869	IDR	1,658,206,000	GSI	8/11/2020	3,135	—
USD	13,939	IDR	199,751,000	JPM	8/11/2020	359	—
USD	3,273,435	MXN	74,410,000	CITI	8/12/2020	—	(66,504)
USD	6,816,152	MXN	155,140,000	GSI	8/13/2020	—	(146,510)
USD	65,219	PEN	228,000	CITI	9/17/2020	742	—
USD	101,817	PEN	355,821	GSI	9/17/2020	1,193	—
USD	76,934	PEN	269,000	JPM	9/17/2020	862	—
USD	21,337	PLN	85,000	JPM	8/6/2020	—	(1,358)
USD	218,704	RUB	15,265,000	GSI	8/26/2020	13,640	—
USD	170,286	THB	5,386,000	CITI	9/18/2020	—	(2,415)
USD	83,096	THB	2,630,000	GSI	9/18/2020	—	(1,235)
USD	25,993	THB	821,000	JPM	9/18/2020	—	(332)
USD	325,086	ZAR	6,001,551	GSI	8/13/2020	—	(25,663)
ZAR	5,408,000	USD	303,574	GSI	8/13/2020	12,485	—
						$773,281	$(1,358,631)
SWAPS
Credit default swaps - Buyer
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	CDX.EM.33	58,496,250	USD	$ 58,496,250	1.000%	Quarterly	Jun 2025	$ 4,998,655	$ (2,653,570)	$ 2,345,085
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	45

Credit default swaps - Buyer (continued)
Counterparty (OTC)/ Centrally cleared	Reference obligation	Notional amount	Currency	USD notional amount	Pay fixed rate	Fixed payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	CDX.NA.HY.34	3,360,500	USD	$ 3,360,500	5.000%	Quarterly	Jun 2025	$ (24,611)	$ (88,151)	$ (112,762)
Centrally cleared	CDX.NA.IG.34	80,975,000	USD	80,975,000	1.000%	Quarterly	Jun 2025	461,133	(1,734,029)	(1,272,896)
				$142,831,750				$5,435,177	$(4,475,750)	$ 959,427

Total return swaps
Pay/ receive total return*	Reference entity	Floating/ fixed rate	Payment frequency	Currency	Notional amount	Maturity date	Counterparty (OTC)	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Pay	iBoxx USD Liquid Leveraged Loan Index	3-Month USD LIBOR	At Maturity	USD	10,200,000	Dec 2020	JPM	—	$(93,305)	$(93,305)
								—	$(93,305)	$(93,305)
* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.
Derivatives Currency Abbreviations
AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi
COP	Colombian Peso
CZK	Czech Republic Koruna
EUR	Euro
GBP	Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
PLN	Polish Zloty
RON	Romanian New Leu
RUB	Russian Ruble
THB	Thai Bhat
USD	U.S. Dollar
ZAR	South African Rand

Derivatives Abbreviations
CITI	Citibank, N.A.
46	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

GSI	Goldman Sachs International
HUS	HSBC Bank USA, N.A.
JPM	JPMorgan Chase Bank, N.A.
LIBOR	London Interbank Offered Rate
OTC	Over-the-counter
At 7-31-20, the aggregate cost of investments for federal income tax purposes was $651,544,860. Net unrealized appreciation aggregated to $2,381,482, of which $27,081,611 related to gross unrealized appreciation and $24,700,129 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	47

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-20

Assets
Unaffiliated investments, at value (Cost $651,068,881)	$655,399,928
Receivable for centrally cleared swaps	3,983,139
Unrealized appreciation on forward foreign currency contracts	773,281
Receivable for futures variation margin	274,016
Cash	169,441
Foreign currency, at value (Cost $169,473)	169,913
Collateral held at broker for futures contracts	2,761,092
Collateral segregated at custodian for OTC derivative contracts	670,000
Interest receivable	5,330,215
Receivable for fund shares sold	1,753,071
Receivable for investments sold	5,812,388
Other assets	52,055
Total assets	677,148,539
Liabilities
Unrealized depreciation on forward foreign currency contracts	1,358,631
Swap contracts, at value	93,305
Distributions payable	180
Payable for collateral on OTC derivatives	200,000
Payable for investments purchased	6,152,202
Payable for fund shares repurchased	280,092
Payable to affiliates
Accounting and legal services fees	31,917
Transfer agent fees	12,282
Other liabilities and accrued expenses	186,073
Total liabilities	8,314,682
Net assets	$668,833,857
Net assets consist of
Paid-in capital	$756,992,748
Total distributable earnings (loss)	(88,158,891)
Net assets	$668,833,857

48	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES  (continued)

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($73,941,617 ÷ 7,784,626 shares)[1]	$9.50
Class C ($3,396,730 ÷ 357,635 shares)[1]	$9.50
Class I ($42,106,623 ÷ 4,439,018 shares)	$9.49
Class R6 ($7,324,565 ÷ 771,214 shares)	$9.50
Class NAV ($542,064,322 ÷ 57,039,464 shares)	$9.50
Maximum offering price per share
Class A (net asset value per share ÷ 97.5%)[2]	$9.74

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	49

STATEMENT OF OPERATIONS For the year ended  7-31-20

Investment income
Interest	$33,744,172
Dividends	74,769
Securities lending	9,092
Less foreign taxes withheld	(52,293)
Total investment income	33,775,740
Expenses
Investment management fees	5,492,815
Distribution and service fees	279,966
Accounting and legal services fees	133,110
Transfer agent fees	158,746
Trustees' fees	12,406
Custodian fees	146,134
State registration fees	116,410
Printing and postage	63,815
Professional fees	143,243
Other	44,254
Total expenses	6,590,899
Less expense reductions	(55,013)
Net expenses	6,535,886
Net investment income	27,239,854
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	7,059,303
Affiliated investments	224
Futures contracts	(12,648,034)
Forward foreign currency contracts	(1,366,274)
Swap contracts	3,398,033
(3,556,748)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(8,220,750)
Affiliated investments	(667)
Futures contracts	1,353,690
Forward foreign currency contracts	(106,801)
Swap contracts	(2,427,102)
(9,401,630)
Net realized and unrealized loss	(12,958,378)
Increase in net assets from operations	$14,281,476
50	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-20	Year ended 7-31-19
Increase (decrease) in net assets
From operations
Net investment income	$27,239,854	$37,640,939
Net realized loss	(3,556,748)	(18,372,740)
Change in net unrealized appreciation (depreciation)	(9,401,630)	22,021,633
Increase in net assets resulting from operations	14,281,476	41,289,832
Distributions to shareholders
From earnings
Class A	(1,660,755)	(2,767,811)
Class C	(57,517)	(99,418)
Class I	(920,529)	(1,336,913)
Class R2[1]	(416)	(1,890)
Class R4[1]	(428)	(1,938)
Class R6	(171,361)	(294,792)
Class NAV	(15,041,141)	(32,429,565)
From tax return of capital
Class A	(809,804)	—
Class C	(28,046)	—
Class I	(448,861)	—
Class R6	(83,557)	—
Class NAV	(7,334,239)	—
Total distributions	(26,556,654)	(36,932,327)
From fund share transactions	(196,250,160)	(85,179,778)
Total decrease	(208,525,338)	(80,822,273)
Net assets
Beginning of year	877,359,195	958,181,468
End of year	$668,833,857	$877,359,195

[1]	Class R2 and Class R4 shares were fully redeemed on 10-29-19.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	51

Financial highlights
CLASS A SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$9.57	$9.51	$9.74	$9.57	$9.73
Net investment income[1]	0.29	0.35	0.32	0.29	0.29
Net realized and unrealized gain (loss) on investments	(0.07)	0.06	(0.23)	0.17	(0.11)
Total from investment operations	0.22	0.41	0.09	0.46	0.18
Less distributions
From net investment income	(0.19)	(0.35)	(0.32)	(0.29)	(0.34)
From tax return of capital	(0.10)	—	—	—	—
Total distributions	(0.29)	(0.35)	(0.32)	(0.29)	(0.34)
Net asset value, end of period	$9.50	$9.57	$9.51	$9.74	$9.57
Total return (%)[2,3]	2.34	4.45	0.91	4.85	1.93
Ratios and supplemental data
Net assets, end of period (in millions)	$74	$92	$60	$37	$27
Ratios (as a percentage of average net assets):
Expenses before reductions	1.22	1.20	1.18	1.17	1.17
Expenses including reductions	1.21	1.19	1.17	1.16	1.17
Net investment income	3.13	3.69	3.30	2.99	3.10
Portfolio turnover (%)	62	59	68	77	52

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
52	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS C SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$9.57	$9.51	$9.74	$9.57	$9.73
Net investment income[1]	0.23	0.29	0.26	0.24	0.23
Net realized and unrealized gain (loss) on investments	(0.08)	0.06	(0.24)	0.15	(0.12)
Total from investment operations	0.15	0.35	0.02	0.39	0.11
Less distributions
From net investment income	(0.15)	(0.29)	(0.25)	(0.22)	(0.27)
From tax return of capital	(0.07)	—	—	—	—
Total distributions	(0.22)	(0.29)	(0.25)	(0.22)	(0.27)
Net asset value, end of period	$9.50	$9.57	$9.51	$9.74	$9.57
Total return (%)[2,3]	1.64	3.74	0.24	4.15	1.23
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$3	$3	$3	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.92	1.90	1.88	1.87	1.88
Expenses including reductions	1.91	1.89	1.87	1.86	1.87
Net investment income	2.45	3.12	2.72	2.44	2.47
Portfolio turnover (%)	62	59	68	77	52

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	53

CLASS I SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$9.56	$9.49	$9.73	$9.56	$9.72
Net investment income[1]	0.32	0.38	0.36	0.33	0.33
Net realized and unrealized gain (loss) on investments	(0.08)	0.07	(0.25)	0.16	(0.12)
Total from investment operations	0.24	0.45	0.11	0.49	0.21
Less distributions
From net investment income	(0.20)	(0.38)	(0.35)	(0.32)	(0.37)
From tax return of capital	(0.11)	—	—	—	—
Total distributions	(0.31)	(0.38)	(0.35)	(0.32)	(0.37)
Net asset value, end of period	$9.49	$9.56	$9.49	$9.73	$9.56
Total return (%)[2]	2.65	4.87	1.13	5.21	2.25
Ratios and supplemental data
Net assets, end of period (in millions)	$42	$37	$37	$33	$23
Ratios (as a percentage of average net assets):
Expenses before reductions	0.92	0.91	0.88	0.86	0.86
Expenses including reductions	0.91	0.90	0.87	0.85	0.85
Net investment income	3.44	4.09	3.70	3.44	3.49
Portfolio turnover (%)	62	59	68	77	52

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
54	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$9.57	$9.50	$9.74	$9.57	$9.73
Net investment income[1]	0.33	0.40	0.37	0.34	0.34
Net realized and unrealized gain (loss) on investments	(0.08)	0.06	(0.25)	0.16	(0.12)
Total from investment operations	0.25	0.46	0.12	0.50	0.22
Less distributions
From net investment income	(0.21)	(0.39)	(0.36)	(0.33)	(0.38)
From tax return of capital	(0.11)	—	—	—	—
Total distributions	(0.32)	(0.39)	(0.36)	(0.33)	(0.38)
Net asset value, end of period	$9.50	$9.57	$9.50	$9.74	$9.57
Total return (%)[2]	2.77	4.99	1.24	5.33	2.40
Ratios and supplemental data
Net assets, end of period (in millions)	$7	$7	$6	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.81	0.79	0.78	0.77	0.77
Expenses including reductions	0.80	0.79	0.77	0.74	0.74
Net investment income	3.56	4.22	3.85	3.56	3.61
Portfolio turnover (%)	62	59	68	77	52

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	55

CLASS NAV SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$9.57	$9.51	$9.75	$9.57	$9.74
Net investment income[1]	0.34	0.40	0.37	0.34	0.34
Net realized and unrealized gain (loss) on investments	(0.08)	0.05	(0.25)	0.17	(0.13)
Total from investment operations	0.26	0.45	0.12	0.51	0.21
Less distributions
From net investment income	(0.22)	(0.39)	(0.36)	(0.33)	(0.38)
From tax return of capital	(0.11)	—	—	—	—
Total distributions	(0.33)	(0.39)	(0.36)	(0.33)	(0.38)
Net asset value, end of period	$9.50	$9.57	$9.51	$9.75	$9.57
Total return (%)[2]	2.68	5.00	1.25	5.43	2.27
Ratios and supplemental data
Net assets, end of period (in millions)	$542	$738	$853	$1,156	$1,326
Ratios (as a percentage of average net assets):
Expenses before reductions	0.80	0.78	0.77	0.75	0.75
Expenses including reductions	0.79	0.77	0.76	0.74	0.74
Net investment income	3.58	4.24	3.81	3.55	3.61
Portfolio turnover (%)	62	59	68	77	52

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
56	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Short Duration Credit Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to maximize total return, which consists of income on its investments and capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
All Class R2 and Class R4 shares were redeemed on October 29, 2019.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices from the exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are typically valued at the last traded price on the exchange on which they trade. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
ANNUAL REPORT | JOHN HANCOCK Short Duration Credit Opportunities Fund	57

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of July 31, 2020, by major security category or type:
	Total value at 7-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$2,248,299	—	$2,248,299	—
Foreign government obligations	71,573,710	—	71,573,710	—
Corporate bonds	262,816,786	—	262,816,786	—
Term loans	120,926,452	—	120,926,452	—
Collateralized mortgage obligations	103,671,754	—	103,671,754	—
Asset backed securities	52,395,229	—	52,395,229	—
Common stocks	6,467	$69	6,398	—
Escrow certificates	16,231	—	—	$16,231
Purchased options	949	—	949	—
Short-term investments	41,744,051	41,744,051	—	—
Total investments in securities	$655,399,928	$41,744,120	$613,639,577	$16,231
Derivatives:
Assets
Futures	$839,530	$839,530	—	—
Forward foreign currency contracts	773,281	—	$773,281	—
Swap contracts	2,345,085	—	2,345,085	—
58	JOHN HANCOCK Short Duration Credit Opportunities Fund | ANNUAL REPORT

	Total value at 7-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Liabilities
Futures	(2,593,888)	(2,593,888)	—	—
Forward foreign currency contracts	(1,358,631)	—	(1,358,631)	—
Swap contracts	(1,478,963)	—	(1,478,963)	—
Term loans (Floating rate loans). The fund may invest in term loans, which are debt securities and are often rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, and risk associated with extended settlement. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.
The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, it could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor’s credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.
At July 31, 2020, the fund had $808,044 in unfunded loan commitments outstanding.
Mortgage and asset backed securities. The fund may invest in mortgage-related securities, such as mortgage-backed securities, and other asset-backed securities, which are debt obligations that represent interests in pools of mortgages or other income-bearing assets, such as consumer loans or receivables. Such securities often involve risks that are different from the risks associated with investing in other types of debt securities. Mortgage-backed and other asset-backed securities are subject to changes in the payment patterns of borrowers of the underlying debt. When interest rates fall, borrowers are more likely to refinance or prepay their debt before its stated maturity. This may result in the fund having to reinvest the proceeds in lower yielding securities, effectively reducing the fund's income. Conversely, if interest rates rise and borrowers repay their debt more slowly than expected, the time in which the mortgage-backed and other asset-backed securities are paid off could be extended, reducing the fund's cash available for reinvestment in higher yielding securities. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations (e.g. FNMA), may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The fund is also subject to risks associated with securities with contractual cash flows including asset-backed and mortgage related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, pre-payments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.
ANNUAL REPORT | JOHN HANCOCK Short Duration Credit Opportunities Fund	59

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Securities lending. The fund may lend its securities to earn additional income. The fund receives collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its cash collateral in John Hancock Collateral Trust (JHCT), an affiliate of the fund, which has a floating NAV and is registered with the Securities and Exchange Commission (SEC) as an investment company. JHCT invests in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.
The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.
Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations. As of July 31, 2020, there were no securities on loan.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
60	JOHN HANCOCK Short Duration Credit Opportunities Fund | ANNUAL REPORT

Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended July 31, 2020, the fund had no borrowings under the line of credit. Commitment fees for the year ended July 31, 2020 were $4,533.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Change in accounting principle. Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, shortens the premium amortization period for purchased non contingently callable debt securities and is effective for public companies with fiscal years beginning after December 15, 2018. Adoption of the ASU did not have a material impact to the fund.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of July 31, 2020, the fund has a short-term capital loss carryforward of $20,300,940 and a long-term capital loss carryforward of $66,261,051 available to offset future net realized capital gains. These carryforwards do not expire.
Qualified late year ordinary losses of $4,000,000 are treated as occurring on August 1, 2020, the first day of the fund’s next taxable year.
As of July 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually.
ANNUAL REPORT | JOHN HANCOCK Short Duration Credit Opportunities Fund	61

The tax character of distributions for the years ended July 31, 2020 and 2019 was as follows:
	July 31, 2020	July 31, 2019
Ordinary income	$17,852,147	$36,932,327
Return of capital	8,704,507	—
Total	$26,556,654	$36,932,327
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2020, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, wash sale loss deferrals and amortization and accretion on debt securities.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
62	JOHN HANCOCK Short Duration Credit Opportunities Fund | ANNUAL REPORT

Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statement of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund's investments.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund's investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended July 31, 2020, the fund used futures contracts to manage duration of the fund. The fund held futures contracts with USD notional values ranging from $217.1 million to $257.9 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
ANNUAL REPORT | JOHN HANCOCK Short Duration Credit Opportunities Fund	63

During the year ended July 31, 2020, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging from $14.1 million to $104.5 million, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
When the fund purchases an option, the premium paid is included in the Fund's investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost.
During the year ended July 31, 2020, the fund used purchased options contracts to manage against changes in foreign currency exchange rates. The fund held purchased options contracts with market values ranging up to $31,000, as measured at each quarter end.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
64	JOHN HANCOCK Short Duration Credit Opportunities Fund | ANNUAL REPORT

During the year ended July 31, 2020, the fund used interest rate swap contracts to gain exposure to South Africa local interest rates. The fund held interest rate swaps with total USD notional amounts ranging up to $283,000, as measured at each quarter end. There were no open interest rate swap contracts as of July 31, 2020.
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
Credit default swaps — Buyer
During the year ended July 31, 2020, the fund used credit default swap contracts as a buyer to manage against potential credit events. The fund held credit default swaps with total USD notional amounts ranging from $119.8 million to $207.7 million, as measured at each quarter end.
Credit default swaps — Seller
Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.
For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. A deterioration of the referenced entity’s creditworthiness would indicate a greater likelihood of a credit event occurring and result in increasing market values, in absolute terms when compared to the notional amount of the swap. The maximum potential amount of future payments (undiscounted) that the fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.
During the year ended July 31, 2020, the fund used credit default swap contracts as a seller to gain credit exposure to an issuer or index. The fund held credit default swaps with total USD notional amounts ranging up to $15.3 million, as measured at each quarter end. There were no open CDS contracts where the fund acted as seller as of July 31, 2020.
Total Return Swaps. The fund may enter into total return swap contracts to obtain synthetic exposure to a specific reference asset or index without owning, taking physical custody of, or short selling the underlying assets. Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer. To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. A fund may enter into total return swaps in which it may act as either the Buyer or the Seller. Total return swap contracts are subject to the risk associated with the investment in the underlying reference asset or index. The risk in the case of short total return swap contracts is unlimited based on the potential for unlimited increases in the market value of the underlying reference asset or index.
During the year ended July 31, 2020, the fund used total return swaps to exchange the risk/return of one market with another. The fund held total return swaps with total USD notional amounts ranging up to $12.6 million, as measured at each quarter end.
ANNUAL REPORT | JOHN HANCOCK Short Duration Credit Opportunities Fund	65

Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at July 31, 2020 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin	Futures [1]	$839,530	$(2,593,888)
Currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	773,281	(1,358,631)
Currency	Unaffiliated investments, at value[2]	Purchased options	949	—
Credit	Swap contracts, at value	Credit default swaps[3]	2,345,085	(1,385,658)
Interest rate	Swap contracts, at value	Total return swaps[3]	—	(93,305)
			$3,958,845	$(5,431,482)

[1]	Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
[2]	Purchased options are included in Fund's investments.
[3]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, and swap contracts at value, which represents OTC swaps, are shown separately on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2020:
	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	$(12,648,034)	—	$1,681,959	$(10,966,075)
Currency	—	$(1,366,274)	—	(1,366,274)
Credit	—	—	1,716,074	1,716,074
Total	$(12,648,034)	$(1,366,274)	$3,398,033	$(10,616,275)
66	JOHN HANCOCK Short Duration Credit Opportunities Fund | ANNUAL REPORT

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2020:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Swap contracts	Total
Interest rate	—	$1,353,690	—	$(96,489)	$1,257,201
Currency	$(77,147)	—	$(106,801)	—	(183,948)
Credit	—	—	—	(2,330,613)	(2,330,613)
Total	$(77,147)	$1,353,690	$(106,801)	$(2,427,102)	$(1,257,360)

[1]	Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.
Note 4—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.740% of the first $250 million of the fund’s aggregate daily net assets, b) 0.700% of the next $500 million of the fund’s aggregate daily net assets and c) 0.675% of the fund’s aggregate daily net assets in excess of $750 million. Aggregate net assets include the net assets of the fund and Manulife Global Multi-Strategy Credit Fund, a sub-fund of Manulife Investment Management I PLC. Prior to August 30, 2019, Manulife Global Multi-Strategy Credit Fund was named John Hancock Short Duration Credit Opportunities Fund and Manulife Investment Management I PLC was named John Hancock Worldwide Investors, PLC. The fund has a subadvisory agreement with Stone Harbor Investment Partners LP. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
ANNUAL REPORT | JOHN HANCOCK Short Duration Credit Opportunities Fund	67

For the year ended July 31, 2020, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$5,742
Class C	258
Class I	2,901
Class R2	1
Class	Expense reduction
Class R4	$1
Class R6	522
Class NAV	45,576
Total	$55,001

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2020, were equivalent to a net annual effective rate of 0.70% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended July 31, 2020, amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement would have expired on November 30, 2020, however, Class R4 shares were fully redeemed on October 29, 2019. This contractual waiver amounted to $12 for Class R4 shares for the year ended July 31, 2020.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $104,968 for the year ended July 31, 2020. Of this amount, $21,124 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $83,844 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $250,000 or more and are redeemed within 18 months of purchase are subject to a 0.50% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2020, CDSCs received by the Distributor amounted to $30,073 and $651 for Class A and Class C shares, respectively.
68	JOHN HANCOCK Short Duration Credit Opportunities Fund | ANNUAL REPORT

Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended July 31, 2020 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$243,653	$101,772
Class C	36,252	4,550
Class I	—	51,446
Class R2	31	2
Class R4	30	2
Class R6	—	974
Total	$279,966	$158,746
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$8,875,159	7	1.020%	$1,761
Note 6—Fund share transactions
Transactions in fund shares for the years ended July 31, 2020 and 2019 were as follows:
	Year Ended 7-31-20		Year Ended 7-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	8,452,305	$79,646,832	29,124,465	$274,068,707
Distributions reinvested	263,965	2,467,286	293,922	2,764,553
Repurchased	(10,500,993)	(98,213,130)	(26,151,005)	(246,142,687)
Net increase (decrease)	(1,784,723)	$(16,099,012)	3,267,382	$30,690,573
ANNUAL REPORT | JOHN HANCOCK Short Duration Credit Opportunities Fund	69

	Year Ended 7-31-20		Year Ended 7-31-19
	Shares	Amount	Shares	Amount
Class C shares
Sold	149,830	$1,419,408	282,031	$2,625,288
Distributions reinvested	9,154	85,423	10,495	98,720
Repurchased	(165,701)	(1,485,702)	(230,749)	(2,167,776)
Net increase (decrease)	(6,717)	$19,129	61,777	$556,232
Class I shares
Sold	2,734,927	$25,661,567	2,432,520	$22,874,522
Distributions reinvested	146,868	1,369,080	142,342	1,336,777
Repurchased	(2,268,718)	(21,025,267)	(2,597,210)	(24,310,601)
Net increase (decrease)	613,077	$6,005,380	(22,348)	$(99,302)
Class R2 shares[1]
Repurchased	(5,155)	$(49,106)	—	—
Net decrease	(5,155)	$(49,106)	—	—
Class R4 shares[1]
Repurchased	(5,155)	$(49,105)	—	—
Net decrease	(5,155)	$(49,105)	—	—
Class R6 shares
Sold	243,307	$2,280,858	334,168	$3,131,878
Distributions reinvested	27,302	254,918	31,347	294,714
Repurchased	(267,178)	(2,475,435)	(253,398)	(2,385,308)
Net increase	3,431	$60,341	112,117	$1,041,284
Class NAV shares
Sold	1,853,533	$17,353,149	4,655,528	$43,672,987
Distributions reinvested	2,392,622	22,375,380	3,448,225	32,429,565
Repurchased	(24,311,975)	(225,866,316)	(20,640,275)	(193,471,117)
Net decrease	(20,065,820)	$(186,137,787)	(12,536,522)	$(117,368,565)
Total net decrease	(21,251,062)	$(196,250,160)	(9,117,594)	$(85,179,778)

[1]	Class R2 and Class R4 shares were fully redeemed on 10-29-19.
Affiliates of the fund owned 100% of shares of Class NAV on July 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $450,240,471 and $639,993,418, respectively, for the year ended July 31, 2020.
70	JOHN HANCOCK Short Duration Credit Opportunities Fund | ANNUAL REPORT

Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2020, funds within the John Hancock group of funds complex held 81.0% of the fund's net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund's net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	32.9%
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	12.9%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	10.7%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	10.6%
John Hancock Funds II Alternative Asset Allocation Fund	5.2%
Note 9—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
John Hancock Collateral Trust*	—	$1,851,041	$7,633,944	$(9,484,542)	$224	$(667)	$9,092	—	—

*	Refer to the Securities lending note within Note 2 for details regarding this investment.
Note 10—Interfund trading
The fund is permitted to purchase or sell securities from or to certain other affiliated funds, as set forth in Rule 17a-7 of the 1940 Act, under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the fund from or to another fund that is or could be considered an affiliate complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, for the year ended July 31, 2020, the fund engaged in securities sales amounting to $70,395.
Note 11—LIBOR discontinuation risk
LIBOR (London Interbank Offered Rate) is a measure of the average interest rate at which major global banks can borrow from one another. Following allegations of rate manipulation and concerns regarding its thin liquidity, in July 2017, the U.K. Financial Conduct Authority, which regulates LIBOR, announced that it will stop encouraging banks to provide the quotations needed to sustain LIBOR after 2021. This event will likely cause LIBOR to cease to be published. Before then, it is expected that market participants will transition to the use of different reference or benchmark rates. However, although regulators have suggested alternative rates, there is currently no definitive information regarding the future utilization of LIBOR or of any replacement rate.
It is uncertain what impact the discontinuation of LIBOR will have on the use of LIBOR as a reference rate for securities in which the fund invests. It is expected that market participants will amend financial instruments referencing LIBOR to include fallback provisions and other measures that contemplate the discontinuation of LIBOR or other similar market disruption events, but neither the effect of the transition process nor the viability of such measures is known. In addition, there are obstacles to converting certain longer term securities and
ANNUAL REPORT | JOHN HANCOCK Short Duration Credit Opportunities Fund	71

transactions to a new benchmark or benchmarks and the effectiveness of one alternative reference rate versus multiple alternative reference rates in new or existing financial instruments and products has not been determined. As market participants transition away from LIBOR, LIBOR's usefulness may deteriorate, which could occur prior to the end of 2021. The transition process may lead to increased volatility and illiquidity in markets that currently rely on LIBOR to determine interest rates. LIBOR's deterioration may adversely affect the liquidity and/or market value of securities that use LIBOR as a benchmark interest rate.
Note 12—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions,and affect fund performance.
72	JOHN HANCOCK Short Duration Credit Opportunities Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Short Duration Credit Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Short Duration Credit Opportunities Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND	73

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2020.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
74	JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND | ANNUAL REPORT

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Stone Harbor Investment Partners LP (the Subadvisor) for John Hancock Short Duration Credit Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At telephonic meetings held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the

____________________
1 On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the "Order") pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board's May and June meetings were held telephonically in reliance on the Order.

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fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

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In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-, three-, five- and ten-year periods ended December 31, 2019. The Board also noted that the fund underperformed its peer group median for the one-, three-,five- and ten-year periods ended December 31, 2019. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the one-, three-, five- and ten-year periods. The Board also took into account management's discussion of the factors that contributed to the fund's underperformance relative to its peer group.The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of the fund's benchmark index.

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Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

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(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated as arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

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Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement. The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the fund's

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subadvisory fees are lower than the peer group median. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including Short Duration Credit Opportunities Fund subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund's subadvisor Stone Harbor Investment Partners LP (the Subadvisor) execute the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at a meeting held on March 15-17, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•	Operation of the Fund's Redemption-In-Kind Procedures;
•	Highly Liquid Investment Minimum (HLIM) determination;
•	Compliance with the 15% limit on illiquid investments;
•	Reasonably Anticipated Trade Size (RATS) determination;
•	Security-level liquidity classifications; and
•	Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

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As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

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As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       84

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	195
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	195
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	195
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	195
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	195
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	195
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       85

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	195
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2005	195
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	195
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2012	195
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

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Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	195
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	195
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

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Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018-2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019-2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016-2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016-2019); Vice President, State Street Global Advisors (2015-2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       88

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Trevor Swanberg[1]
Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Stone Harbor Investment Partners LP

Portfolio Managers

James E. Craige
Roger M. Lavan
Catherine M. Nolan
Peter J. Wilby
David A. Oliver
Matthew Kearns
Hunter C. Schwarz
David A. Torchia
William W. Perry
Stuart W. Sclater-Booth
Kumaran K. Damodaran

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
1 Effective July 31, 2020

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. PO Box 219909 Kansas City, MO 64121-9909	Express mail: John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       89

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Short Duration Credit Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1291603	350A 7/20 9/2020

John Hancock

Absolute Return Currency Fund

Annual report 7/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A and Class C shares) or 888-972-8696 (Class I, Class R2, Class R6, and Class NAV shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Global financial markets delivered strong returns during first half of the 12-month period ended July 31, 2020; however, heightened fears over the coronavirus (COVID-19) sent markets tumbling during the latter half of February and early March. Investors reacted by exiting higher-risk assets and moving into cash, leading to a liquidity crunch in the fixed-income markets.

In response to the sell-off, the U.S. Federal Reserve acted quickly, lowering interest rates to near zero and reinstating quantitative easing, as well as announcing its plans to shore up short-term debt. Other nations followed suit and many economies started to rebound. Of course, it would be a mistake to consider any market turnarounds a trustworthy signal of assured or swift economic recovery. In many areas, spending remains far below pre-pandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

.

John Hancock
Absolute Return Currency Fund

2	Your fund at a glance
5	Manager's discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
14	Financial statements
17	Financial highlights
23	Notes to financial statements
32	Report of independent registered public accounting firm
33	Tax information
34	Continuation of investment advisory and subadvisory agreements
41	Statement regarding liquidity risk management
44	Trustees and Officers
48	More information

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to achieve absolute return from investments in currency markets.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/2020 (%)

* Formerly known as Citigroup 1-Month U.S. Treasury Bill Index

The FTSE 1-Month U.S. Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last one-month Treasury Bill issue.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund outpaced the FTSE 1-Month U.S. Treasury Bill Index

The fund's outperformance was driven by success across its models, with all three major categories—macroeconomic, investment flows, and behavioral biases—adding value.

The fund delivered its best results during the financial market downturn in early 2020

Our multifaceted strategy produced a robust gain amid a challenging environment in the first quarter of 2020, illustrating the fund's ability to act as a potential source of diversification.

Gains were broad based across the fund

The fund generated positive returns in the majority of the currencies in its investment universe, with the strongest performance coming from its positioning in the Norwegian krone.

CURRENCY ALLOCATION AS OF 7/31/2020 (%)

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       3

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       4

Manager's discussion of fund performance

How would you describe the market backdrop during the 12 months ended July 31, 2020?

The annual period featured dramatic shifts in both the world economy and the financial markets. Risk assets exhibited momentum for most of 2019, with global equities delivering strong returns. The bullish bent continued into 2020, but the markets soon experienced a dramatic collapse as the COVID-19 pandemic broadened and investors began to price in the likelihood of a global recession. Risk appetites improved from mid-March onwards, however, due primarily to the substantial fiscal and monetary stimulus provided by world governments and central banks.

What elements of the fund's positioning helped and hurt results?

The majority of the fund's outperformance occurred in the first quarter of 2020, when the spread of the coronavirus caused significant volatility in higher-risk assets and led to a renewed focus on fundamentals in the currency markets. These circumstances worked to the strategy's advantage, helping it to provide effective diversification through the downturn in global equities and the credit-sensitive segments of the bond market. Notably, the fund continued to deliver positive returns over the final three months of the period amid the robust, broad-based gains for risk assets—indicating that our strategy added value across a wide range of market conditions.

Among individual currencies, a short position in the Norwegian krone made the largest contribution to performance. Even before crude oil prices collapsed in March 2020, weakness in oil had been weighing on Norway's exports and the relative performance of the country's equity market. Our process picked up on these trends, with our trade and prospective equity flows models anticipating that the relative weakness in both areas would limit demand for the krone. The currency indeed lost ground, particularly during the market disruptions in February and March, which boosted the fund's return.

A long position in the yen—which typically rallies when investors grow more risk-averse—added further value during the first quarter sell-off in financial assets.

A long position in the Swedish krona, which was held for nearly the entire year, also aided results due to its positive performance in the latter half of the period. The

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       5

position performed well both in the market downturn in the first quarter of 2020 as well as in the subsequent recovery.

A short in the U.S. dollar was a further plus. Our models had shown the currency to be overvalued for quite some time, but the relative strength of the U.S. economy supported the currency by attracting foreign investment and affording the U.S. Federal Reserve (Fed) room to reduce monetary accommodation. More recently, the Fed shifted to a highly accommodative approach and stated its intention to pursue these policies as long as is necessary to support the economy. The U.S. dollar sharply fell closer to our estimate of its fair value as a result, benefiting the fund's short position. We maintained the short at the close of the period based on our view that the currency remained overvalued even after its recent decline.

A long in the euro was an additional contributor, with the majority of the benefit occurring in March 2020. On the negative side, our positioning in the New Zealand and Australian dollars detracted modestly. Nearly all of the weakness in the former currency occurred in August 2019 following dovish surprises from the country's central bank. Our positioning in New Zealand was largely positive thereafter, with a long through the end of January and a short position in the second half of the period.

MANAGED BY

Dori S. Levanoni, First Quadrant, L.P.
Jeppe F. Ladekarl, First Quadrant, L.P.

The views expressed in this report are exclusively those of Dori S. Levanoni and Jeppe F. Ladekarl, First Quadrant, L.P., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2020

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	16.45	4.46	1.42	24.40	15.11
Class C2	18.24	4.38	1.29	23.92	13.72
Class I3	20.56	5.45	2.10	30.39	23.13
Class R2[2,3]	20.23	5.24	1.80	29.11	19.49
Class R6[2,3]	20.58	5.56	2.15	31.06	23.64
Class NAV[3]	20.52	5.54	2.25	30.95	24.88
Index†	1.20	1.09	0.57	5.57	5.81

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 3.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.37	2.07	1.07	1.46	0.96	0.95
Net (%)	1.36	2.06	1.06	1.45	0.95	0.94

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the FTSE 1-Month U.S. Treasury Bill Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Absolute Return Currency Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the FTSE 1-Month U.S. Treasury Bill Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	8-2-10	11,372	11,372	10,581
Class I3	8-2-10	12,313	12,313	10,581
Class R2[2,3]	8-2-10	11,949	11,949	10,581
Class R6[2,3]	8-2-10	12,364	12,364	10,581
Class NAV[3]	8-2-10	12,488	12,488	10,581

The FTSE 1-Month U.S. Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last one-month Treasury Bill issue.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 8-2-10.
2	Class C shares were first offered on 8-28-14; Class R2 shares were first offered on 3-27-15; Class R6 shares were first offered on 11-1-11. Returns prior to these dates are those of Class A shares (first offered on 8-2-10) that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2020, with the same investment held until July 31, 2020.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on February 1, 2020, with the same investment held until July 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2020	Ending value on 7-31-2020	Expenses paid during period ended 7-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,203.30	$ 8.05	1.47%
	Hypothetical example	1,000.00	1,017.60	7.37	1.47%
Class C	Actual expenses/actual returns	1,000.00	1,200.00	11.92	2.18%
	Hypothetical example	1,000.00	1,014.00	10.92	2.18%
Class I	Actual expenses/actual returns	1,000.00	1,206.20	6.42	1.17%
	Hypothetical example	1,000.00	1,019.00	5.87	1.17%
Class R2	Actual expenses/actual returns	1,000.00	1,204.80	7.02	1.28%
	Hypothetical example	1,000.00	1,018.50	6.42	1.28%
Class R6	Actual expenses/actual returns	1,000.00	1,206.30	5.76	1.05%
	Hypothetical example	1,000.00	1,019.60	5.27	1.05%
Class NAV	Actual expenses/actual returns	1,000.00	1,205.60	5.76	1.05%
	Hypothetical example	1,000.00	1,019.60	5.27	1.05%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
10	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT

Fund’s investments
AS OF 7-31-20
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 95.8%				$330,515,744
(Cost $330,502,972)
U.S. Government 85.5%				294,969,820
U.S. Treasury Bill (A)	0.098	08-13-20	180,000,000	179,995,874
U.S. Treasury Bill	0.131	10-29-20	115,000,000	114,973,946

	Yield (%)	Shares	Value
Short-term funds 10.3%			35,545,924

State Street Institutional Treasury Plus Money Market Fund, Premier Class	0.1126(B)	35,545,923	35,545,924

Total investments (Cost $330,502,972) 95.8%	$330,515,744
Other assets and liabilities, net 4.2%	14,484,955
Total net assets 100.0%	$345,000,699

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Security Abbreviations and Legend
(A)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(B)	The rate shown is the annualized seven-day yield as of 7-31-20.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	11

DERIVATIVES
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	96,914,022	USD	66,685,082	CITI	9/16/2020	$2,565,807	—
AUD	96,914,022	USD	66,666,420	DB	9/16/2020	2,584,466	—
AUD	96,914,022	USD	67,064,710	MSCS	9/16/2020	2,186,177	—
CAD	50,770,292	USD	37,615,504	CITI	9/16/2020	292,081	—
CAD	50,770,292	USD	37,615,504	DB	9/16/2020	292,088	—
CAD	50,770,292	USD	37,615,368	MSCS	9/16/2020	292,220	—
EUR	77,599,928	USD	88,000,600	CITI	9/16/2020	3,491,758	—
EUR	77,599,928	USD	88,000,453	DB	9/16/2020	3,491,908	—
EUR	77,599,928	USD	88,000,150	MSCS	9/16/2020	3,492,208	—
GBP	41,593,401	USD	52,291,851	CITI	9/16/2020	2,166,597	—
GBP	41,593,401	USD	52,291,812	DB	9/16/2020	2,166,641	—
GBP	41,593,401	USD	52,291,604	MSCS	9/16/2020	2,166,842	—
JPY	7,769,095,025	USD	71,932,984	CITI	9/16/2020	1,497,873	—
JPY	7,769,095,025	USD	71,933,007	DB	9/16/2020	1,497,851	—
JPY	7,769,095,025	USD	71,932,723	MSCS	9/16/2020	1,498,136	—
NOK	252,650,889	USD	26,336,505	CITI	9/16/2020	1,426,757	—
NOK	252,650,889	USD	26,336,481	DB	9/16/2020	1,426,779	—
NOK	252,650,889	USD	26,336,392	MSCS	9/16/2020	1,426,867	—
NZD	97,882,965	USD	63,478,693	CITI	9/16/2020	1,440,215	—
NZD	97,882,965	USD	63,478,632	DB	9/16/2020	1,440,274	—
NZD	97,882,965	USD	63,478,441	MSCS	9/16/2020	1,440,471	—
SEK	962,336,621	USD	103,831,127	CITI	9/16/2020	5,820,149	—
SEK	962,336,621	USD	103,831,115	DB	9/16/2020	5,820,157	—
SEK	962,336,621	USD	103,830,679	MSCS	9/16/2020	5,820,595	—
SGD	27,534,414	USD	19,718,394	CITI	9/16/2020	322,679	—
SGD	27,534,414	USD	19,718,382	DB	9/16/2020	322,692	—
SGD	27,534,414	USD	19,718,300	MSCS	9/16/2020	322,778	—
USD	32,754,927	AUD	47,389,927	CITI	9/16/2020	—	$(1,108,018)
USD	32,754,942	AUD	47,389,927	DB	9/16/2020	—	(1,108,004)
USD	32,755,078	AUD	47,389,927	MSCS	9/16/2020	—	(1,107,872)
USD	96,613,074	CAD	130,763,520	CITI	9/16/2020	—	(1,021,377)
USD	95,986,965	CAD	130,763,520	DB	9/16/2020	—	(1,647,486)
USD	96,569,040	CAD	130,763,520	MSCS	9/16/2020	—	(1,065,412)
USD	21,636,913	EUR	19,149,114	CITI	9/16/2020	—	(940,396)
USD	21,636,949	EUR	19,149,114	DB	9/16/2020	—	(940,363)
USD	21,637,020	EUR	19,149,114	MSCS	9/16/2020	—	(940,287)
USD	70,903,004	GBP	56,069,503	CITI	9/16/2020	—	(2,509,081)
USD	70,903,047	GBP	56,069,503	DB	9/16/2020	—	(2,509,035)
USD	70,903,325	GBP	56,069,503	MSCS	9/16/2020	—	(2,508,759)
USD	44,000,618	JPY	4,704,592,074	CITI	9/16/2020	—	(465,598)
12	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	44,000,600	JPY	4,704,592,074	DB	9/16/2020	—	$(465,611)
USD	44,000,778	JPY	4,704,592,074	MSCS	9/16/2020	—	(465,435)
USD	48,422,464	NOK	451,867,340	CITI	9/16/2020	—	(1,232,263)
USD	48,422,471	NOK	451,867,340	DB	9/16/2020	—	(1,232,258)
USD	48,422,657	NOK	451,867,340	MSCS	9/16/2020	—	(1,232,072)
USD	64,775,579	NZD	101,627,705	CITI	9/16/2020	—	(2,626,954)
USD	64,775,642	NZD	101,627,705	DB	9/16/2020	—	(2,626,889)
USD	64,775,855	NZD	101,627,705	MSCS	9/16/2020	—	(2,626,680)
USD	96,242,331	SEK	876,227,864	CITI	9/16/2020	—	(3,597,476)
USD	96,242,273	SEK	876,227,864	DB	9/16/2020	—	(3,597,535)
USD	96,242,683	SEK	876,227,864	MSCS	9/16/2020	—	(3,597,122)
USD	30,286,457	SGD	42,267,874	CITI	9/16/2020	—	(478,450)
USD	30,286,482	SGD	42,267,874	DB	9/16/2020	—	(478,423)
USD	30,286,606	SGD	42,267,874	MSCS	9/16/2020	—	(478,300)
						$56,713,066	$(42,607,156)

Derivatives Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar

Derivatives Abbreviations
CITI	Citibank, N.A.
DB	Deutsche Bank AG
MSCS	Morgan Stanley Capital Services LLC
OTC	Over-the-counter
At 7-31-20, the aggregate cost of investments for federal income tax purposes was $315,930,039. Net unrealized appreciation aggregated to $28,691,615, of which $28,691,615 related to gross unrealized appreciation and $0 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-20

Assets
Unaffiliated investments, at value (Cost $330,502,972)	$330,515,744
Unrealized appreciation on forward foreign currency contracts	56,713,066
Interest receivable	2,882
Receivable for fund shares sold	758,522
Other assets	62,618
Total assets	388,052,832
Liabilities
Unrealized depreciation on forward foreign currency contracts	42,607,156
Payable for fund shares repurchased	288,115
Payable to affiliates
Accounting and legal services fees	16,705
Transfer agent fees	13,852
Other liabilities and accrued expenses	126,305
Total liabilities	43,052,133
Net assets	$345,000,699
Net assets consist of
Paid-in capital	$441,189,102
Total distributable earnings (loss)	(96,188,403)
Net assets	$345,000,699

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($12,285,052 ÷ 1,198,850 shares)[1]	$10.25
Class C ($611,317 ÷ 59,919 shares)[1]	$10.20
Class I ($125,371,833 ÷ 11,839,642 shares)	$10.59
Class R2 ($53,876 ÷ 5,087 shares)	$10.59
Class R6 ($148,705 ÷ 13,889 shares)	$10.71
Class NAV ($206,529,916 ÷ 19,236,432 shares)	$10.74
Maximum offering price per share
Class A (net asset value per share ÷ 97%)[2]	$10.57

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.
14	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  7-31-20

Investment income
Interest	$9,365,931
Expenses
Investment management fees	5,443,987
Distribution and service fees	38,403
Accounting and legal services fees	98,416
Transfer agent fees	333,913
Trustees' fees	9,476
Custodian fees	177,934
State registration fees	91,331
Printing and postage	44,575
Professional fees	129,439
Other	50,347
Total expenses	6,417,821
Less expense reductions	(43,097)
Net expenses	6,374,724
Net investment income	2,991,207
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments	54,176
Forward foreign currency contracts	67,435,585
67,489,761
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments	(130,870)
Forward foreign currency contracts	12,667,852
12,536,982
Net realized and unrealized gain	80,026,743
Increase in net assets from operations	$83,017,950
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-20	Year ended 7-31-19
Increase (decrease) in net assets
From operations
Net investment income	$2,991,207	$16,014,294
Net realized gain	67,489,761	6,357,567
Change in net unrealized appreciation (depreciation)	12,536,982	18,440,680
Increase in net assets resulting from operations	83,017,950	40,812,541
Distributions to shareholders
From earnings
Class A	(333,453)	(51,210)
Class C	(6,228)	—
Class I	(5,217,249)	(4,347,079)
Class R2	(1,228)	(333)
Class R4[1]	—	(275)
Class R6	(23,976)	(36,867)
Class NAV	(10,496,686)	(4,065,435)
Total distributions	(16,078,820)	(8,501,199)
From fund share transactions	(761,936,359)	(468,800,538)
Total decrease	(694,997,229)	(436,489,196)
Net assets
Beginning of year	1,039,997,928	1,476,487,124
End of year	$345,000,699	$1,039,997,928

[1]	Class R4 shares were fully redeemed on 10-29-19.
16	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$8.77	$8.59	$9.54	$9.11	$8.23
Net investment income (loss)[1]	— [2]	0.08	0.01	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	1.72	0.13	(0.96)	0.51	0.98
Total from investment operations	1.72	0.21	(0.95)	0.43	0.88
Less distributions
From net investment income	(0.24)	(0.03)	—	—	—
Net asset value, end of period	$10.25	$8.77	$8.59	$9.54	$9.11
Total return (%)[3,4]	20.03	2.43	(10.05)	4.83	10.56
Ratios and supplemental data
Net assets, end of period (in millions)	$12	$13	$17	$22	$21
Ratios (as a percentage of average net assets):
Expenses before reductions	1.43	1.35	1.33	1.35	1.37
Expenses including reductions	1.43	1.35	1.32	1.34	1.36
Net investment income (loss)	(0.04)	0.92	0.06	(0.83)	(1.13)
Portfolio turnover (%)[5]	0	0	0	0	0

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	17

CLASS C SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$8.73	$8.58	$9.60	$9.23	$8.40
Net investment income (loss)[1]	(0.08)	0.02	(0.06)	(0.15)	(0.16)
Net realized and unrealized gain (loss) on investments	1.73	0.13	(0.96)	0.52	0.99
Total from investment operations	1.65	0.15	(1.02)	0.37	0.83
Less distributions
From net investment income	(0.18)	—	—	—	—
Net asset value, end of period	$10.20	$8.73	$8.58	$9.60	$9.23
Total return (%)[2,3]	19.24	1.75	(10.62)	4.01	9.88
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$— [4]	$1	$1	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	2.13	2.05	2.03	2.05	2.07
Expenses including reductions	2.13	2.05	2.02	2.04	2.06
Net investment income (loss)	(0.89)	0.21	(0.67)	(1.52)	(1.81)
Portfolio turnover (%)[5]	0	0	0	0	0

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Less than $500,000.
[5]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
18	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$9.05	$8.87	$9.82	$9.35	$8.42
Net investment income (loss)[1]	0.05	0.11	0.04	(0.05)	(0.07)
Net realized and unrealized gain (loss) on investments	1.76	0.13	(0.99)	0.52	1.00
Total from investment operations	1.81	0.24	(0.95)	0.47	0.93
Less distributions
From net investment income	(0.27)	(0.06)	—	—	—
Net asset value, end of period	$10.59	$9.05	$8.87	$9.82	$9.35
Total return (%)[2]	20.56	2.67	(9.77)	5.13	11.05
Ratios and supplemental data
Net assets, end of period (in millions)	$125	$624	$720	$397	$210
Ratios (as a percentage of average net assets):
Expenses before reductions	1.13	1.07	1.04	1.04	1.05
Expenses including reductions	1.12	1.06	1.03	1.03	1.04
Net investment income (loss)	0.56	1.21	0.42	(0.49)	(0.82)
Portfolio turnover (%)[3]	0	0	0	0	0

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	19

CLASS R2 SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$9.05	$8.86	$9.83	$9.38	$8.46
Net investment income (loss)[1]	0.01	0.09	0.01	(0.07)	(0.09)
Net realized and unrealized gain (loss) on investments	1.77	0.14	(0.98)	0.52	1.01
Total from investment operations	1.78	0.23	(0.97)	0.45	0.92
Less distributions
From net investment income	(0.24)	(0.04)	—	—	—
Net asset value, end of period	$10.59	$9.05	$8.86	$9.83	$9.38
Total return (%)[2]	20.23	2.53	(9.96)	4.90	10.87
Ratios and supplemental data
Net assets, end of period (in millions)	$— [3]	$— [3]	$— [3]	$— [3]	$— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.30	1.32	1.27	1.20	1.23
Expenses including reductions	1.30	1.31	1.26	1.20	1.22
Net investment income (loss)	0.11	0.98	0.07	(0.68)	(0.98)
Portfolio turnover (%)[4]	0	0	0	0	0

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
[4]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
20	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$9.15	$8.96	$9.91	$9.42	$8.48
Net investment income (loss)[1]	0.07	0.10	0.05	(0.03)	(0.06)
Net realized and unrealized gain (loss) on investments	1.77	0.16	(1.00)	0.52	1.00
Total from investment operations	1.84	0.26	(0.95)	0.49	0.94
Less distributions
From net investment income	(0.28)	(0.07)	—	—	—
Net asset value, end of period	$10.71	$9.15	$8.96	$9.91	$9.42
Total return (%)[2]	20.58	2.87	(9.59)	5.20	11.08
Ratios and supplemental data
Net assets, end of period (in millions)	$— [3]	$1	$119	$137	$38
Ratios (as a percentage of average net assets):
Expenses before reductions	1.02	0.95	0.94	0.95	0.96
Expenses including reductions	1.01	0.95	0.92	0.92	0.93
Net investment income (loss)	0.71	1.06	0.48	(0.32)	(0.71)
Portfolio turnover (%)[4]	0	0	0	0	0

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
[4]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	21

CLASS NAV SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$9.18	$8.99	$9.94	$9.45	$8.50
Net investment income (loss)[1]	0.04	0.12	0.04	(0.04)	(0.06)
Net realized and unrealized gain (loss) on investments	1.80	0.14	(0.99)	0.53	1.01
Total from investment operations	1.84	0.26	(0.95)	0.49	0.95
Less distributions
From net investment income	(0.28)	(0.07)	—	—	—
Net asset value, end of period	$10.74	$9.18	$8.99	$9.94	$9.45
Total return (%)[2]	20.52	2.85	(9.56)	5.19	11.05
Ratios and supplemental data
Net assets, end of period (in millions)	$207	$401	$620	$860	$779
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	0.94	0.92	0.93	0.94
Expenses including reductions	1.00	0.93	0.92	0.92	0.93
Net investment income (loss)	0.47	1.33	0.47	(0.41)	(0.71)
Portfolio turnover (%)[3]	0	0	0	0	0

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.
22	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Absolute Return Currency Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to achieve absolute return from investments in currency markets.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
All Class R4 shares were redeemed on October 29, 2019.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent
ANNUAL REPORT | JOHN HANCOCK Absolute Return Currency Fund	23

pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of July 31, 2020, by major security category or type:
	Total value at 7-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Short-term investments	$330,515,744	$35,545,924	$294,969,820	—
Total investments in securities	$330,515,744	$35,545,924	$294,969,820	—
Derivatives:
Assets
Forward foreign currency contracts	$56,713,066	—	$56,713,066	—
Liabilities
Forward foreign currency contracts	(42,607,156)	—	(42,607,156)	—
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the
24	JOHN HANCOCK Absolute Return Currency Fund | ANNUAL REPORT

line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended July 31, 2020, the fund had no borrowings under the line of credit. Commitment fees for the year ended July 31, 2020 were $3,850.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of July 31, 2020, the fund has a short-term capital loss carryforward of $37,799,806 and a long-term capital loss carryforward of $52,878,162 available to offset future net realized capital gains. These carryforwards do not expire.
Qualified late year ordinary losses of $5,056,184 are treated as occurring on August 1, 2020, the first day of the fund’s next taxable year.
As of July 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended July 31, 2020 and 2019 was as follows:
	July 31, 2020	July 31, 2019
Ordinary income	$16,078,820	$8,501,199
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2020, there were no distributable earnings on a tax basis.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and derivative transactions.
ANNUAL REPORT | JOHN HANCOCK Absolute Return Currency Fund	25

Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended July 31, 2020, the fund used forward foreign currency contracts to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging $3.1 billion to $12.5 billion as measured at each quarter end.
26	JOHN HANCOCK Absolute Return Currency Fund | ANNUAL REPORT

Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at July 31, 2020 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	$56,713,066	$(42,607,156)
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The tables below reflect the fund's exposure to OTC derivative transactions and exposure to counterparties subject to an ISDA:
OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$56,713,066	$(42,607,156)
Totals	$56,713,066	$(42,607,156)

Counterparty	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty	Collateral Posted by Fund	Net Exposure
Citibank, N.A.	$5,044,303	$5,044,303	—	—
Deutsche Bank AG	4,437,252	4,437,252	—	—
Morgan Stanley Capital Services LLC	4,624,355	4,624,355	—	—
Totals	$14,105,910	$14,105,910	—	—
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2020:
Statement of operations location - Net realized gain (loss) on:
Risk	Forward foreign currency contracts
Currency	$67,435,585
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2020:
Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Forward foreign currency contracts
Currency	$12,667,852
ANNUAL REPORT | JOHN HANCOCK Absolute Return Currency Fund	27

Note 4—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of: a) 0.95% of the first $250 million of the fund’s average daily net assets; b) 0.90% of the next $250 million of the fund’s average daily net assets; c) 0.85% of the next $2 billion of the fund's average daily net assets; d) 0.83% of the next $1.5 billion of the fund's average daily net assets; and e) 0.81% of the fund’s average daily net assets in excess of $4 billion. The Advisor has a subadvisory agreement with First Quadrant, L.P. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended July 31, 2020, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$809
Class C	29
Class I	18,774
Class R2	4
Class	Expense reduction
Class R4	$1
Class R6	44
Class NAV	23,425
Total	$43,086

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2020, were equivalent to a net annual effective rate of 0.90% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended July 31, 2020, amounted to an annual rate of 0.02% of the fund's average daily net assets.
28	JOHN HANCOCK Absolute Return Currency Fund | ANNUAL REPORT

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement would have expired on November 30, 2020, however, Class R4 shares were fully redeemed on October 29, 2019. This contractual waiver amounted to $11 for Class R4 shares for the year ended July 31, 2020.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $13,047 for the year ended July 31, 2020. Of this amount, $2,324 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $10,723 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2020, CDSCs received by the Distributor amounted to $400 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended July 31, 2020 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$34,022	$14,194
Class C	4,197	527
Class I	—	319,105
Class R2	156	7
Class R4	28	2
ANNUAL REPORT | JOHN HANCOCK Absolute Return Currency Fund	29

Class	Distribution and service fees	Transfer agent fees
Class R6	—	$78
Total	$38,403	$333,913
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Lender	$ 12,953,378	8	1.015%	$2,922
Note 6—Fund share transactions
Transactions in fund shares for the years ended July 31, 2020 and 2019 were as follows:
	Year Ended 7-31-20		Year Ended 7-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	548,237	$5,276,020	287,180	$2,526,884
Distributions reinvested	39,054	332,737	5,725	51,184
Repurchased	(864,254)	(7,620,599)	(814,913)	(7,157,233)
Net decrease	(276,963)	$(2,011,842)	(522,008)	$(4,579,165)
Class C shares
Sold	49,134	$473,703	17,082	$148,445
Distributions reinvested	731	6,228	—	—
Repurchased	(39,255)	(362,330)	(49,551)	(434,067)
Net increase (decrease)	10,610	$117,601	(32,469)	$(285,622)
Class I shares
Sold	8,461,840	$80,899,132	14,812,383	$134,090,580
Distributions reinvested	223,777	1,966,999	156,112	1,437,790
Repurchased	(65,801,040)	(598,768,643)	(27,134,695)	(246,234,464)
Net decrease	(57,115,423)	$(515,902,512)	(12,166,200)	$(110,706,094)
Class R2 shares
Sold	66	$600	1,080	$9,798
Distributions reinvested	—	—	17	154
Repurchased	(5,072)	(45,088)	—	—
Net increase (decrease)	(5,006)	$(44,488)	1,097	$9,952
30	JOHN HANCOCK Absolute Return Currency Fund | ANNUAL REPORT

	Year Ended 7-31-20		Year Ended 7-31-19
	Shares	Amount	Shares	Amount
Class R4 shares[1]
Repurchased	(5,071)	$(45,808)	—	—
Net decrease	(5,071)	$(45,808)	—	—
Class R6 shares
Sold	1,743	$15,582	382,242	$3,471,676
Distributions reinvested	2,703	23,976	3,907	36,296
Repurchased	(109,751)	(993,367)	(13,576,726)	(124,240,236)
Net decrease	(105,305)	$(953,809)	(13,190,577)	$(120,732,264)
Class NAV shares
Sold	1,712,200	$16,951,428	383,886	$3,534,200
Distributions reinvested	1,179,403	10,496,686	435,738	4,065,435
Repurchased	(27,365,290)	(270,543,615)	(26,057,932)	(240,106,980)
Net decrease	(24,473,687)	$(243,095,501)	(25,238,308)	$(232,507,345)
Total net decrease	(81,970,845)	$(761,936,359)	(51,148,465)	$(468,800,538)

[1]	Class R4 shares were fully redeemed on 10-29-19.
Affiliates of the fund owned 100% of shares of Class R2 and Class NAV on July 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
For the year ended July 31, 2020, all purchases and sales of investments were short-term.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2020, funds within the John Hancock group of funds complex held 59.8% of the fund's net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund's net assets:
Fund	Affiliated Concentration
John Hancock Funds II Multimanager Lifestyle Growth Portfolio	15.0%
John Hancock Funds II Multimanager Lifestyle Balanced Portfolio	14.4%
John Hancock Funds II Multimanager Lifestyle Conservative Portfolio	7.1%
John Hancock Funds II Multimanager Lifestyle Moderate Portfolio	6.8%
John Hancock Funds II Alternative Asset Allocation Fund	6.0%
Note 9—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions,and affect fund performance.
ANNUAL REPORT | JOHN HANCOCK Absolute Return Currency Fund	31

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Absolute Return Currency Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Absolute Return Currency Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
32	JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND | ANNUAL REPORT

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2020.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
ANNUAL REPORT | JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND	33

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with First Quadrant, L.P. (the Subadvisor) for John Hancock Absolute Return Currency Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At telephonic meetings held on June 23-25, 2020 the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the

____________________
1 On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the "Order") pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board's May and June meetings were held telephonically in reliance on the Order.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       34

fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       35

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and peer group median, for the one-, three-, and five-year periods ended December 31, 2019. The Board took into account management's discussion of the factors that contributed to the Trust's performance for the benchmark index and peer group median for the one-, three- and five-year periods, including the impact of past and current market conditions on the Fund's strategy and management's outlook for the Fund. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       36

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are equal to the peer group median and that net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex,, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       37

(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated as arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

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Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement. The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       39

limited size of the Lipper peer group was not sufficient for comparative purposes. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       40

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including Absolute Return Currency Fund subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund's subadvisor First Quadrant, L.P. (the Subadvisor) execute the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at a meeting held on March 15-17, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•	Operation of the Fund's Redemption-In-Kind Procedures;
•	Highly Liquid Investment Minimum (HLIM) determination;
•	Compliance with the 15% limit on illiquid investments;
•	Reasonably Anticipated Trade Size (RATS) determination;
•	Security-level liquidity classifications; and
•	Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       41

As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       42

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       43

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	195
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	195
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	195
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	195
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	195
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	195
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       44

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	195
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2005	195
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	195
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2012	195
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       45

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	195
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	195
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       46

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018-2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019-2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016-2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016-2019); Vice President, State Street Global Advisors (2015-2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       47

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Trevor Swanberg[1]
Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

First Quadrant, L.P.

Portfolio Managers

Dori S. Levanoni
Jeppe F. Ladekarl

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
1 Effective July 31, 2020

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. PO Box 219909 Kansas City, MO 64121-9909	Express mail: John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       48

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Absolute Return Currency Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1291576	364A 7/20 9/2020

John Hancock

Fundamental All Cap Core Fund

Annual report 7/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A and Class C shares) or 888-972-8696 (Class I, Class R2, Class R4, and Class R6 shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

The financial markets delivered strong returns during first half of the 12-month period ended July 31, 2020; however, heightened fears over the coronavirus (COVID-19) sent markets tumbling during the latter half of February and early March. Yet by the end of the first quarter, equity markets began to rise—and this comeback gathered momentum during the final four months of the period.

Of course, it would be a mistake to consider this market turnaround a trustworthy signal of assured or swift economic recovery. While there has been economic growth in most of the United States, the pace has slowed in many areas as spending remains far below pre-pandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental All Cap Core Fund

2	Your fund at a glance
5	Manager's discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
14	Financial statements
17	Financial highlights
23	Notes to financial statements
31	Report of independent registered public accounting firm
32	Tax information
33	Continuation of investment advisory and subadvisory agreements
40	Statement regarding liquidity risk management
43	Trustees and Officers
47	More information

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/2020 (%)

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks were volatile but ended the period with a solid gain

The coronavirus pandemic upended the U.S. equity market's rally in the first quarter of 2020, but massive government stimulus, gradual state reopenings, and encouraging news about COVID-19 treatments and potential vaccines later sparked a rebound.

The fund outperformed its benchmark

Security selection, most notably in the consumer discretionary and healthcare sectors, helped drive the fund well ahead of the Russell 3000 Index's return for the period.

Sector allocations nicked relative performance

The fund's overweight in financials and energy sectors hindered relative performance, as did stock picks in consumer staples.

SECTOR COMPOSITION AS OF 7/31/2020 (%)

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       3

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       4

Manager's discussion of fund performance

How would you describe the market environment over the past 12 months?

Favorable economic growth, better-than-expected corporate earnings, lower interest rates, and improving trade prospects boosted U.S. stocks during the back half of 2019. The market plunged, however, in the first quarter of 2020, as economies worldwide shut down to stop the coronavirus (COVID-19) outbreak. Massive U.S. federal government stimulus, gradual state reopenings, slowing infection rates, and signs of progress developing a vaccine and new treatments triggered a sharp rebound beginning in April. Better-than-expected second-quarter earnings propelled the market to a strong finish, despite disappointing second-quarter GDP data and rising coronavirus infections. The fund's benchmark, the Russell 3000 Index, ended the period with a gain, aided by strong advances in the information technology, consumer discretionary, and healthcare sectors; energy and financials were notable laggards.

What helped the fund beat its benchmark?

Security selection accounted for the outperformance, with the biggest boosts coming from the consumer discretionary and healthcare sectors. Individual contributors included Amazon.com, Inc., a top holding that soared, thanks to the company's highly profitable cloud computing business, leadership position in e-commerce, and growing online grocery business. Elsewhere, a nonindex stake in

TOP 10 HOLDINGS AS OF 7/31/2020 (%)

Amazon.com, Inc.	8.5
Facebook, Inc., Class A	6.8
Alphabet, Inc., Class A	4.9
Apple, Inc.	4.4
Lennar Corp., A Shares	4.3
Morgan Stanley	3.2
Citigroup, Inc.	3.0
Bank of America Corp.	2.9
American Tower Corp.	2.9
Liberty Media Corp.-Liberty Formula One, Series C	2.8
TOTAL	43.7
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       5

Korea-based electronics company Samsung Electronics Company, Ltd. rallied nicely, as higher prices for its memory chips and strong sales of its smartphones fueled better-than-expected earnings. Another standout was biotechnology company Moderna, Inc., which surged amid promising results from phase 1 and 2 trials for a potential COVID-19 vaccine. Amazon and Moderna were sizable overweights.

Conversely, security selection in consumer staples and communication services, overweights in the financials and energy sectors, and an underweight in the information technology sector hindered relative performance. Individual detractors included a nonindex position in Belgium-based global brewer Anheuser-Busch InBev, ADR, which sank due to worries over its debt and the lack of on-premises sales during the lockdowns. Elsewhere, shares of global banking giant Citigroup, Inc. slid, pressured by low interest rates and fears of increased loan losses industrywide. Shares of First Hawaiian, Inc., Hawaii's largest and oldest bank, were hurt by low interest rates and the impact of travel restrictions on tourism and the local economy. Citigroup and First Hawaiian were overweights.

How was the fund positioned at period end?

In March, we took advantage of the market downturn, most notably adding to the underweighted information technology sector. As of period end, the fund remains sizably overweight in the consumer discretionary, communication services, and financials sectors.

MANAGED BY

Emory W. Sanders, Jr., CFA, Manulife IM (US)
Jonathan T. White, CFA, Manulife IM (US)

The views expressed in this report are exclusively those of Emory W. Sanders, Jr., CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2020

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	10.27	9.20	11.87	55.25	179.56
Class C3	14.26	9.55	11.98	57.80	182.22
Class I2	16.34	10.66	12.89	65.91	203.94
Class R2[2,3]	15.93	10.34	12.52	63.54	194.86
Class R4[2,3]	16.32	10.56	12.65	65.19	198.01
Class R6[2,3]	16.49	10.76	12.77	66.67	200.88
Index†	10.93	10.89	12.05	67.65	183.66

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, and Class R6 shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectus for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R4	Class R6
Gross (%)	1.37	2.07	1.07	1.46	1.31	0.96
Net (%)	1.26	1.96	0.96	1.35	1.10	0.85

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 3000 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental All Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 3000 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C4	6-1-11	28,222	28,222	28,366
Class I2	6-1-11	30,394	30,394	28,366
Class R2[2,3]	6-1-11	29,486	29,486	28,366
Class R4[2,3]	6-1-11	29,801	29,801	28,366
Class R6[2,3]	6-1-11	30,088	30,088	28,366

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-1-11.
2	For certain types of investors as described in the fund's prospectus.
3	Class C shares were first offered on 6-27-14; Class R2, Class R4 and Class R6 shares were first offered on 3-27-15. Returns prior to these dates are those of Class A shares (first offered on 6-1-11) that have not been adjusted for class-specific expenses; otherwise, returns would vary.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2020, with the same investment held until July 31, 2020.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on February 1, 2020, with the same investment held until July 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2020	Ending value on 7-31-2020	Expenses paid during period ended 7-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$1,069.70	$ 6.54	1.27%
	Hypothetical example	1,000.00	1,018.50	6.37	1.27%
Class C	Actual expenses/actual returns	1,000.00	1,066.20	10.12	1.97%
	Hypothetical example	1,000.00	1,015.10	9.87	1.97%
Class I	Actual expenses/actual returns	1,000.00	1,071.60	5.00	0.97%
	Hypothetical example	1,000.00	1,020.00	4.87	0.97%
Class R2	Actual expenses/actual returns	1,000.00	1,069.80	6.90	1.34%
	Hypothetical example	1,000.00	1,018.20	6.72	1.34%
Class R4	Actual expenses/actual returns	1,000.00	1,071.30	5.15	1.00%
	Hypothetical example	1,000.00	1,019.90	5.02	1.00%
Class R6	Actual expenses/actual returns	1,000.00	1,071.90	4.43	0.86%
	Hypothetical example	1,000.00	1,020.60	4.32	0.86%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
10	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

Fund’s investments
AS OF 7-31-20
	Shares	Value
Common stocks 97.8%		$90,686,619
(Cost $63,103,410)
Communication services 18.8%		17,461,848
Entertainment 3.3%
Liberty Media Corp.-Liberty Formula One, Series C (A)	74,277	2,632,377
Madison Square Garden Entertainment Corp. (A)	5,648	400,217
Interactive media and services 15.5%
Alphabet, Inc., Class A (A)	3,058	4,550,151
CarGurus, Inc. (A)	82,322	2,378,283
Facebook, Inc., Class A (A)	24,691	6,263,366
Twitter, Inc. (A)	33,996	1,237,454
Consumer discretionary 21.4%		19,827,899
Household durables 7.6%
Lennar Corp., A Shares	54,989	3,978,454
NVR, Inc. (A)	239	939,306
Tempur Sealy International, Inc. (A)	26,687	2,160,313
Internet and direct marketing retail 8.5%
Amazon.com, Inc. (A)	2,481	7,851,571
Leisure products 2.1%
Polaris, Inc.	18,809	1,949,177
Multiline retail 1.0%
Dollar Tree, Inc. (A)	9,643	900,174
Specialty retail 1.3%
Group 1 Automotive, Inc.	14,757	1,239,883
Textiles, apparel and luxury goods 0.9%
Salvatore Ferragamo SpA (A)	60,089	809,021
Consumer staples 6.3%		5,850,362
Beverages 3.5%
Anheuser-Busch InBev SA/NV, ADR	28,292	1,539,934
Diageo PLC, ADR	5,382	792,446
Heineken NV	8,940	865,894
Food and staples retailing 0.4%
US Foods Holding Corp. (A)	18,776	381,153
Food products 2.4%
Post Holdings, Inc. (A)	10,033	890,328
The Hain Celestial Group, Inc. (A)	40,630	1,380,607
Energy 3.4%		3,154,642
Energy equipment and services 0.8%
Baker Hughes Company	49,934	773,478
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	11

	Shares	Value
Energy (continued)
Oil, gas and consumable fuels 2.6%
Cheniere Energy, Inc. (A)	40,411	$1,999,536
Suncor Energy, Inc.	24,215	381,628
Financials 16.2%		15,033,642
Banks 8.1%
Bank of America Corp.	106,893	2,659,498
Citigroup, Inc.	55,903	2,795,709
First Hawaiian, Inc.	119,199	2,071,679
Capital markets 6.3%
KKR & Company, Inc.	38,927	1,376,848
Morgan Stanley	60,089	2,937,150
The Goldman Sachs Group, Inc.	7,790	1,542,108
Consumer finance 1.8%
American Express Company	12,636	1,179,192
Synchrony Financial	21,304	471,458
Health care 5.3%		4,950,307
Biotechnology 2.4%
Alnylam Pharmaceuticals, Inc. (A)	5,728	834,913
Moderna, Inc. (A)	19,179	1,421,164
Health care equipment and supplies 1.7%
Hologic, Inc. (A)	22,608	1,577,586
Health care providers and services 0.8%
Anthem, Inc.	2,550	698,190
Health care technology 0.4%
Change Healthcare, Inc. (A)	35,888	418,454
Industrials 7.7%		7,096,563
Electrical equipment 1.5%
Regal Beloit Corp.	8,637	794,345
Sensata Technologies Holding PLC (A)	16,734	635,556
Industrial conglomerates 1.6%
Roper Technologies, Inc.	3,420	1,478,979
Machinery 1.2%
Parker-Hannifin Corp.	6,033	1,079,424
Professional services 2.3%
IHS Markit, Ltd.	25,973	2,096,800
Trading companies and distributors 1.1%
United Rentals, Inc. (A)	6,510	1,011,459
12	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Information technology 14.2%		$13,132,299
Semiconductors and semiconductor equipment 2.5%
Analog Devices, Inc.	4,555	523,142
NVIDIA Corp.	4,195	1,781,155
Software 6.2%
Microsoft Corp.	8,413	1,724,749
salesforce.com, Inc. (A)	10,715	2,087,818
Workday, Inc., Class A (A)	10,889	1,970,038
Technology hardware, storage and peripherals 5.5%
Apple, Inc.	9,511	4,042,555
Samsung Electronics Company, Ltd.	20,519	1,002,842
Real estate 4.5%		4,179,057
Equity real estate investment trusts 4.0%
American Tower Corp.	10,168	2,657,814
Crown Castle International Corp.	6,430	1,071,881
Real estate management and development 0.5%
Five Point Holdings LLC, Class A (A)	93,617	449,362

	Yield (%)	Shares	Value
Short-term investments 2.1%			$1,997,767
(Cost $1,997,767)
Short-term funds 2.1%			1,997,767
State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0970(B)	1,997,767	1,997,767

Total investments (Cost $65,101,177) 99.9%	$92,684,386
Other assets and liabilities, net 0.1%	47,363
Total net assets 100.0%	$92,731,749

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Security Abbreviations and Legend
ADR	American Depositary Receipt
(A)	Non-income producing security.
(B)	The rate shown is the annualized seven-day yield as of 7-31-20.
At 7-31-20, the aggregate cost of investments for federal income tax purposes was $65,227,836. Net unrealized appreciation aggregated to $27,456,550, of which $30,929,758 related to gross unrealized appreciation and $3,473,208 related to gross unrealized depreciation.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	13

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-20

Assets
Unaffiliated investments, at value (Cost $65,101,177)	$92,684,386
Foreign currency, at value (Cost $1,623)	1,656
Dividends and interest receivable	71,365
Receivable for fund shares sold	30,575
Receivable from affiliates	1,858
Other assets	50,082
Total assets	92,839,922
Liabilities
Payable for fund shares repurchased	7,601
Payable to affiliates
Accounting and legal services fees	4,066
Transfer agent fees	7,905
Distribution and service fees	18
Other liabilities and accrued expenses	88,583
Total liabilities	108,173
Net assets	$92,731,749
Net assets consist of
Paid-in capital	$63,626,121
Total distributable earnings (loss)	29,105,628
Net assets	$92,731,749

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($52,701,855 ÷ 2,453,122 shares)[1]	$21.48
Class C ($5,709,492 ÷ 276,874 shares)[1]	$20.62
Class I ($18,007,284 ÷ 823,604 shares)	$21.86
Class R2 ($86,478 ÷ 4,002 shares)	$21.61
Class R4 ($56,409 ÷ 2,589 shares)	$21.79
Class R6 ($16,170,231 ÷ 737,606 shares)	$21.92
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$22.61

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
14	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended 7-31-20

Investment income
Dividends	$970,617
Interest	23,034
Less foreign taxes withheld	(15,035)
Total investment income	978,616
Expenses
Investment management fees	572,040
Distribution and service fees	200,093
Accounting and legal services fees	14,518
Transfer agent fees	90,896
Trustees' fees	1,521
Custodian fees	23,212
State registration fees	90,507
Printing and postage	50,143
Professional fees	62,007
Other	15,897
Total expenses	1,120,834
Less expense reductions	(117,781)
Net expenses	1,003,053
Net investment loss	(24,437)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	2,738,913
2,738,913
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	10,009,651
10,009,651
Net realized and unrealized gain	12,748,564
Increase in net assets from operations	$12,724,127
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	15

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-20	Year ended 7-31-19
Increase (decrease) in net assets
From operations
Net investment income (loss)	$(24,437)	$83,584
Net realized gain	2,738,913	2,022,390
Change in net unrealized appreciation (depreciation)	10,009,651	(800,956)
Increase in net assets resulting from operations	12,724,127	1,305,018
Distributions to shareholders
From earnings
Class A	(362)	(3,534,019)
Class C	—	(472,321)
Class I	(31,930)	(1,809,069)
Class R2	—	(3,456)
Class R4	(57)	(386)
Class R6	(33,272)	(959,836)
Total distributions	(65,621)	(6,779,087)
From fund share transactions	(8,842,966)	(3,766,980)
Total increase (decrease)	3,815,540	(9,241,049)
Net assets
Beginning of year	88,916,209	98,157,258
End of year	$92,731,749	$88,916,209
16	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$18.51	$19.84	$17.95	$14.97	$16.16
Net investment income (loss)[1]	(0.02)	— [2]	(0.05)	0.03	— [2]
Net realized and unrealized gain (loss) on investments	2.99	0.12	3.08	2.97	(0.40)
Total from investment operations	2.97	0.12	3.03	3.00	(0.40)
Less distributions
From net investment income	— [2]	—	—	(0.02)	—
From net realized gain	—	(1.45)	(1.14)	—	(0.79)
Total distributions	— [2]	(1.45)	(1.14)	(0.02)	(0.79)
Net asset value, end of period	$21.48	$18.51	$19.84	$17.95	$14.97
Total return (%)[3,4]	16.05	2.60	17.14	20.07	(2.43)
Ratios and supplemental data
Net assets, end of period (in millions)	$53	$49	$49	$38	$30
Ratios (as a percentage of average net assets):
Expenses before reductions	1.40	1.36	1.33	1.35	1.28
Expenses including reductions	1.27	1.28	1.28	1.26	1.27
Net investment income (loss)	(0.11)	0.01	(0.25)	0.18	(0.03)
Portfolio turnover (%)	22	21	23	52	40

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	17

CLASS C SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$17.89	$19.36	$17.67	$14.81	$16.11
Net investment loss[1]	(0.15)	(0.12)	(0.18)	(0.09)	(0.11)
Net realized and unrealized gain (loss) on investments	2.88	0.10	3.01	2.95	(0.40)
Total from investment operations	2.73	(0.02)	2.83	2.86	(0.51)
Less distributions
From net realized gain	—	(1.45)	(1.14)	—	(0.79)
Net asset value, end of period	$20.62	$17.89	$19.36	$17.67	$14.81
Total return (%)[2,3]	15.26	1.90	16.25	19.31	(3.14)
Ratios and supplemental data
Net assets, end of period (in millions)	$6	$6	$6	$5	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	2.10	2.06	2.03	2.05	1.98
Expenses including reductions	1.97	1.98	1.98	1.96	1.97
Net investment loss	(0.81)	(0.69)	(0.95)	(0.54)	(0.74)
Portfolio turnover (%)	22	21	23	52	40

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
18	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$18.82	$20.08	$18.13	$15.12	$16.27
Net investment income[1]	0.04	0.06	0.01	0.07	0.04
Net realized and unrealized gain (loss) on investments	3.03	0.13	3.11	3.01	(0.39)
Total from investment operations	3.07	0.19	3.12	3.08	(0.35)
Less distributions
From net investment income	(0.03)	—	(0.03)	(0.07)	(0.01)
From net realized gain	—	(1.45)	(1.14)	—	(0.79)
Total distributions	(0.03)	(1.45)	(1.17)	(0.07)	(0.80)
Net asset value, end of period	$21.86	$18.82	$20.08	$18.13	$15.12
Total return (%)[2]	16.34	2.94	17.50	20.40	(2.08)
Ratios and supplemental data
Net assets, end of period (in millions)	$18	$20	$29	$21	$8
Ratios (as a percentage of average net assets):
Expenses before reductions	1.10	1.08	1.03	1.04	0.97
Expenses including reductions	0.97	0.99	0.98	0.95	0.95
Net investment income	0.19	0.31	0.03	0.42	0.27
Portfolio turnover (%)	22	21	23	52	40

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	19

CLASS R2 SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$18.64	$19.98	$18.09	$15.09	$16.26
Net investment income (loss)[1]	(0.04)	—	(0.05)	0.06	0.02
Net realized and unrealized gain (loss) on investments	3.01	0.11	3.09	2.99	(0.40)
Total from investment operations	2.97	0.11	3.04	3.05	(0.38)
Less distributions
From net investment income	—	—	(0.01)	(0.05)	—
From net realized gain	—	(1.45)	(1.14)	—	(0.79)
Total distributions	—	(1.45)	(1.15)	(0.05)	(0.79)
Net asset value, end of period	$21.61	$18.64	$19.98	$18.09	$15.09
Total return (%)[2]	15.93	2.53	17.09	20.25	(2.28)
Ratios and supplemental data
Net assets, end of period (in millions)	$— [3]	$— [3]	$— [3]	$— [3]	$— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.49	1.46	1.35	1.20	1.12
Expenses including reductions	1.36	1.38	1.30	1.11	1.11
Net investment income (loss)	(0.21)	—	(0.28)	0.35	0.13
Portfolio turnover (%)	22	21	23	52	40

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
20	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R4 SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$18.75	$20.03	$18.11	$15.10	$16.27
Net investment income (loss)[1]	0.01	0.03	(0.02)	0.07	0.03
Net realized and unrealized gain (loss) on investments	3.05	0.14	3.11	3.00	(0.40)
Total from investment operations	3.06	0.17	3.09	3.07	(0.37)
Less distributions
From net investment income	(0.02)	—	(0.03)	(0.06)	(0.01)
From net realized gain	—	(1.45)	(1.14)	—	(0.79)
Total distributions	(0.02)	(1.45)	(1.17)	(0.06)	(0.80)
Net asset value, end of period	$21.79	$18.75	$20.03	$18.11	$15.10
Total return (%)[2]	16.32	2.84	17.31	20.42	(2.24)
Ratios and supplemental data
Net assets, end of period (in millions)	$— [3]	$— [3]	$1	$— [3]	$— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.24	1.31	1.27	1.19	1.12
Expenses including reductions	1.00	1.13	1.12	1.01	1.01
Net investment income (loss)	0.06	0.15	(0.12)	0.45	0.23
Portfolio turnover (%)	22	21	23	52	40

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Less than $500,000.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	21

CLASS R6 SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$18.86	$20.10	$18.14	$15.12	$16.28
Net investment income[1]	0.06	0.07	0.02	0.09	0.07
Net realized and unrealized gain (loss) on investments	3.05	0.14	3.12	3.01	(0.42)
Total from investment operations	3.11	0.21	3.14	3.10	(0.35)
Less distributions
From net investment income	(0.05)	—	(0.04)	(0.08)	(0.02)
From net realized gain	—	(1.45)	(1.14)	—	(0.79)
Total distributions	(0.05)	(1.45)	(1.18)	(0.08)	(0.81)
Net asset value, end of period	$21.92	$18.86	$20.10	$18.14	$15.12
Total return (%)[2]	16.49	3.04	17.62	20.59	(2.10)
Ratios and supplemental data
Net assets, end of period (in millions)	$16	$14	$13	$6	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	0.99	0.96	0.93	0.95	0.86
Expenses including reductions	0.85	0.88	0.88	0.85	0.84
Net investment income	0.30	0.39	0.13	0.52	0.49
Portfolio turnover (%)	22	21	23	52	40

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
22	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Fundamental All Cap Core Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following
ANNUAL REPORT | JOHN HANCOCK Fundamental All Cap Core Fund	23

procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of July 31, 2020, by major security category or type:
	Total value at 7-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Communication services	$17,461,848	$17,461,848	—	—
Consumer discretionary	19,827,899	19,018,878	$809,021	—
Consumer staples	5,850,362	4,984,468	865,894	—
Energy	3,154,642	3,154,642	—	—
Financials	15,033,642	15,033,642	—	—
Health care	4,950,307	4,950,307	—	—
Industrials	7,096,563	7,096,563	—	—
Information technology	13,132,299	12,129,457	1,002,842	—
Real estate	4,179,057	4,179,057	—	—
Short-term investments	1,997,767	1,997,767	—	—
Total investments in securities	$92,684,386	$90,006,629	$2,677,757	—
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is
24	JOHN HANCOCK Fundamental All Cap Core Fund | ANNUAL REPORT

recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended July 31, 2020, the fund had no borrowings under the line of credit. Commitment fees for the year ended July 31, 2020 were $2,652.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
ANNUAL REPORT | JOHN HANCOCK Fundamental All Cap Core Fund	25

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
Qualified late year ordinary losses of $36,882 are treated as occurring on August 1, 2020, the first day of the fund’s next taxable year.
As of July 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended July 31, 2020 and 2019 was as follows:
	July 31, 2020	July 31, 2019
Ordinary income	$13,887	$853,819
Long-term capital gains	51,734	5,925,268
Total	$65,621	$6,779,087
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2020, the components of distributable earnings on a tax basis consisted of $1,685,898 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and characterization of distributions.
Note 3—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 4—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
26	JOHN HANCOCK Fundamental All Cap Core Fund | ANNUAL REPORT

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.675% of the first $2.5 billion of the fund’s aggregate average daily net assets together with the net assets of Fundamental All Cap Core Trust, a series of John Hancock Variable Insurance Trust (combined aggregate average daily net assets); and b) 0.650% of the combined aggregate average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor has contractually agreed to reduce its management fee or, if necessary, make payment to the fund in an amount equal to the amount by which expenses of the fund exceed 0.84% of average daily net assets of the fund. For purposes of this agreement, “expenses of the fund” means all fund expenses, excluding taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund’s business, class-specific expenses, borrowing costs, prime brokerage fees, acquired fund fees and expenses paid indirectly, and short dividend expense. This agreement expires on November 30, 2020, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended July 31, 2020, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$66,569
Class C	7,770
Class I	24,230
Class R2	105
Class	Expense reduction
Class R4	$59
Class R6	19,010
Total	$117,743

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2020, were equivalent to a net annual effective rate of 0.54% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended July 31, 2020, amounted to an annual rate of 0.02% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual
ANNUAL REPORT | JOHN HANCOCK Fundamental All Cap Core Fund	27

percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%
The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2020, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $38 for Class R4 shares for the year ended July 31, 2020.
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $38,390 for the year ended July 31, 2020. Of this amount, $6,378 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $32,012 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2020, CDSCs received by the Distributor amounted to $232 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended July 31, 2020 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$143,378	$59,960
Class C	56,237	7,052
Class I	—	22,067
Class R2	383	10
Class R4	95	5
Class R6	—	1,802
Total	$200,093	$90,896
28	JOHN HANCOCK Fundamental All Cap Core Fund | ANNUAL REPORT

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 5—Fund share transactions
Transactions in fund shares for the years ended July 31, 2020 and 2019 were as follows:
	Year Ended 7-31-20		Year Ended 7-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	445,590	$8,264,040	485,174	$8,551,348
Distributions reinvested	18	362	242,630	3,532,684
Repurchased	(642,906)	(11,796,901)	(541,969)	(9,643,487)
Net increase (decrease)	(197,298)	$(3,532,499)	185,835	$2,440,545
Class C shares
Sold	54,091	$977,637	80,406	$1,391,400
Distributions reinvested	—	—	33,427	472,321
Repurchased	(111,272)	(1,964,504)	(112,432)	(1,891,904)
Net increase (decrease)	(57,181)	$(986,867)	1,401	$(28,183)
Class I shares
Sold	132,287	$2,518,538	310,492	$5,604,929
Distributions reinvested	1,587	31,924	122,463	1,808,778
Repurchased	(374,103)	(6,851,225)	(793,473)	(14,234,036)
Net decrease	(240,229)	$(4,300,763)	(360,518)	$(6,820,329)
Class R2 shares
Sold	1,604	$29,078	2,017	$36,622
Distributions reinvested	—	—	208	3,057
Repurchased	(1,455)	(26,936)	(11,206)	(204,732)
Net increase (decrease)	149	$2,142	(8,981)	$(165,053)
Class R4 shares
Sold	2,799	$54,569	1,162	$22,771
Distributions reinvested	1	12	26	385
Repurchased	(682)	(12,706)	(50,283)	(906,304)
Net increase (decrease)	2,118	$41,875	(49,095)	$(883,148)
Class R6 shares
Sold	228,519	$4,320,429	253,064	$4,496,549
Distributions reinvested	1,651	33,272	64,898	959,837
Repurchased	(223,125)	(4,420,555)	(233,224)	(3,767,198)
Net increase (decrease)	7,045	$(66,854)	84,738	$1,689,188
Total net decrease	(485,396)	$(8,842,966)	(146,620)	$(3,766,980)
ANNUAL REPORT | JOHN HANCOCK Fundamental All Cap Core Fund	29

Affiliates of the fund owned 99% and 56% of shares of Class R4 and Class R6, respectively, on July 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 6—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $18,182,088 and $25,147,613, respectively, for the year ended July 31, 2020.
Note 7—Industry or sector risk
The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund’s assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund’s NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.
Note 8—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions,and affect fund performance.
30	JOHN HANCOCK Fundamental All Cap Core Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Fundamental All Cap Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Fundamental All Cap Core Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND	31

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2020.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund paid $51,734 in long term capital gain dividends.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
32	JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND | ANNUAL REPORT

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Fundamental All Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The

____________________
1 On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the "Order") pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board's May and June meetings were held telephonically in reliance on the Order.

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Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

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In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index and peer group median for the one-year period ended December 31, 2019. The Board also noted that the fund underperformed its benchmark index and peer group median for the three- and five-year periods ended December 31, 2019. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index and peer group median for the one-year period. The Board also took into account management's discussion of the factors that contributed to the Trust's performance for the benchmark index and peer group median for the three- and five-year periods, including the

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impact of past and current market conditions on the Fund's strategy and management's plans for the Fund.The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;

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(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

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Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       38

Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including Fundamental All Cap Core Fund subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund's subadvisor Manulife Investment Management (US) LLC (the Subadvisor) execute the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at a meeting held on March 15-17, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•	Operation of the Fund's Redemption-In-Kind Procedures;
•	Highly Liquid Investment Minimum (HLIM) determination;
•	Compliance with the 15% limit on illiquid investments;
•	Reasonably Anticipated Trade Size (RATS) determination;
•	Security-level liquidity classifications; and
•	Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

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As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

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As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	195
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	195
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	195
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	195
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	195
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	195
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       43

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	195
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2005	195
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	195
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2012	195
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       44

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	195
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	195
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       45

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018-2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019-2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016-2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016-2019); Vice President, State Street Global Advisors (2015-2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       46

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Trevor Swanberg[1]
Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

Emory W. (Sandy) Sanders, Jr., CFA
Jonathan T. White, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
1 Effective July 31, 2020

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. PO Box 219909 Kansas City, MO 64121-9909	Express mail: John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       47

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Fundamental All Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1291582	376A 7/20 9/2020

John Hancock

Diversified Strategies Fund

Annual report 7/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A shares) or 888-972-8696 (Class I shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Global financial markets delivered strong returns during first half of the 12-month period ended July 31, 2020; however, heightened fears over the coronavirus (COVID-19) sent markets tumbling during the latter half of February and early March. Investors reacted by exiting higher-risk assets and moving into cash, leading to a liquidity crunch in the fixed-income markets.

In response to the sell-off, the U.S. Federal Reserve acted quickly, lowering interest rates to near zero and reinstating quantitative easing, as well as announcing its plans to shore up short-term debt. Other nations followed suit and many economies started to rebound. Of course, it would be a mistake to consider any market turnarounds a trustworthy signal of assured or swift economic recovery. In many areas, spending remains far below pre-pandemic levels.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Diversified Strategies Fund

2	Your fund at a glance
5	Manager's discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
18	Financial statements
21	Financial highlights
23	Notes to financial statements
35	Report of independent registered public accounting firm
36	Tax information
37	Continuation of investment advisory and subadvisory agreements
44	Statement regarding liquidity risk management
47	Trustees and Officers
51	More information

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term total return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/2020 (%)

The Blended Index is 70% Bloomberg Barclays U.S. Aggregate Bond Index and 30% S&P 500 Index.

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

COVID-19 was the primary driver of market performance

After performing well through mid-February, risk assets sold off sharply due to the economic slowdown caused by the coronavirus, before rebounding in April.

Stocks and bonds both delivered gains

World equities finished the period in positive territory and both the interest-rate- and credit-sensitive segments of the global fixed-income market produced healthy returns.

The fund underperformed its benchmark

Positioning in the bond portfolio added value over the past year, while strategies in equities and currencies detracted.

PORTFOLIO COMPOSITION AS OF 7/31/2020 (%)

COUNTRY COMPOSITION AS OF 7/31/2020 (%)

United States	89.9
Italy	10.1
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       3

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       4

Manager's discussion of fund performance

What elements of the fund's positioning helped and hurt results during the 12 months ended July 31, 2020?

The fund uses an absolute return strategy that targets a positive total return on a rolling 12-month basis through investments in equities, fixed income, foreign currencies, and commodities. We typically achieve these positions through derivative instruments and exchange-traded funds (ETFs). Positioning in the bond portfolio added value over the past year, while the fund's equity and currency strategies detracted. Given the nature of the fund's strategy, the following discussion refers to absolute performance.

In fixed income, a long position in U.S. Treasuries was a key contributor. As the pandemic emerged, we expected yields would fall dramatically due to the U.S. Federal Reserve's (Fed's) need to cut interest rates. We were also positioned for a steepening of the U.S. yield curve (i.e., outperformance for short-term bonds), which was a further plus. Outside of the United States, a long in 30-year Italian bonds against 10-year issues (indicating our expectation for a flattening yield curve), aided returns. Holdings in emerging-market debt were an additional positive.

The fund's equity positioning was negative overall, as losses from relative value positions outweighed positive returns from macro positioning. The fund was mostly net long on a tactical basis in global equities throughout the second half of 2019 and the first quarter of 2020. We sold most of the position ahead of the sell-off in late February, but we subsequently reestablished the long in late March on the belief

PORTFOLIO ALLOCATION AS OF 7/31/2020 (%)

U.S. Government	20.5
Foreign government obligations	10.1
Unaffiliated investment companies	7.2
Purchased options	3.5
Affiliated investment companies	2.8
Short-term investments and other	55.9
Commercial paper	52.5
Short-term funds	0.3
Other assets and liabilities, net	3.1
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       5

that stocks had fallen too far and were likely to reverse into quarter end due to large investors' need to rebalance their portfolios.

In the currency portfolio, a long position in the Australian dollar against the euro weighed on results in March. As a commodity-sensitive currency, the Australian dollar lagged considerably as the risk-off market caused commodity prices to fall sharply.

How would you characterize the fund's positioning at the close of the period?

We believe the path of the coronavirus and the associated government and central bank responses will continue to be the main drivers of returns for financial assets. Accordingly, the portfolio remained long in U.S. equities. The bond portfolio held a position in U.S. Treasury Inflation-Protected Securities based on our expectation that the liquidity being injected into the financial system is likely to fuel higher inflation over time. It also held long-dated Italian debt, which we believe is likely to be supported by the eurozone recovery fund. We retained holdings in U.S. investment-grade corporates and emerging-market debt, along with a recently added allocation to U.S. high yield.

Within currencies, we continued to favor the Norwegian krone relative to the Swedish krona, reflecting our belief that Norway is in a strong fiscal position. The portfolio was also long in the euro, which we expect will be supported by the recent eurozone agreement, and short in the Australian dollar, which we believe is vulnerable to any escalation in the trade dispute between the United States and China.

MANAGED BY

Managed by a team of portfolio managers from Manulife Investment Management (US) LLC

The views expressed in this report are exclusively those of Nathan W. Thooft, CFA, Manulife Investment Management (US) LLC, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2020

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	-3.88	0.44	3.05	2.22	30.42
Class I2	1.46	1.81	4.01	9.39	41.51
Index 1†	10.12	4.47	3.64	24.43	37.12
Index 2†	11.96	11.49	14.81	72.23	238.84
Index 3†	11.20	6.79	7.08	38.87	83.09

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%. Sales charges are not applicable to Class I shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class I
Gross (%)	2.58	2.28
Net (%)	2.57	2.27

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Bloomberg Barclays U.S. Aggregate Bond Index; Index 2 is the S&P 500 Index; Index 3 is 70% Bloomberg Barclays U.S. Aggregate Bond Index and 30% S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Diversified Strategies Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes and a blended index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)
Class I2	9-30-11	14,151	14,151	13,712	33,884	18,309

The Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Blended Index is 70% Bloomberg Barclays U.S. Aggregate Bond Index and 30% S&P 500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 9-30-11.
2	For certain types of investors as described in the fund's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2020, with the same investment held until July 31, 2020.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on February 1, 2020, with the same investment held until July 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2020	Ending value on 7-31-2020	Expenses paid during period ended 7-31-2020[1]	Annualized expense ratio[2]
Class A	Actual expenses/actual returns	$1,000.00	$ 980.40	$8.42	1.71%
	Hypothetical example	1,000.00	1,016.40	8.57	1.71%
Class I	Actual expenses/actual returns	1,000.00	981.80	6.90	1.40%
	Hypothetical example	1,000.00	1,017.90	7.02	1.40%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
[2]	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
10	JOHN HANCOCK DIVERSIFIED STRATEGIES FUND | ANNUAL REPORT

Fund’s investments
AS OF 7-31-20
	Rate (%)	Maturity date		Par value^	Value
U.S. Government and Agency obligations 20.5%					$2,111,346
(Cost $2,102,146)
U.S. Government 20.5%					2,111,346

U.S. Treasury Inflation Protected Security	0.375	07-15-25		1,946,124	2,111,346

Foreign government obligations 10.1%					$1,045,964
(Cost $1,016,604)
Italy 10.1%					1,045,964
Republic of Italy Bond (A)	2.450	09-01-50	EUR	800,000	1,045,964

	Shares	Value
Affiliated investment companies (B) 2.8%		$292,601
(Cost $283,625)
Fixed income 2.8%		292,601

Asia Pacific Total Return Bond, Class NAV, JHF II (MIM US) (C)	29,437	292,601
Unaffiliated investment companies 7.2%		$739,201
(Cost $705,457)
Exchange-traded funds 7.2%		739,201
iShares JP Morgan USD Emerging Markets Bond ETF	1,850	209,217
iShares Short-Term Corporate Bond ETF	7,700	423,884
SPDR Bloomberg Barclays High Yield Bond ETF	1,000	106,100

	Contracts/Notional amount	Value
Purchased options 3.5%		$363,248
(Cost $254,625)
Calls 1.7%		171,768
Exchange Traded Option on S&P 500 Index E-Mini Futures (Expiration Date: 12-18-20; Strike Price: $3,250.00; Notional Amount: 200) (D)	4	39,900
Exchange Traded Option on S&P 500 Index E-Mini Futures (Expiration Date: 9-18-20; Strike Price: $3,200.00; Notional Amount: 200) (D)	4	28,125
Over the Counter Option on the EUR vs. AUD (Expiration Date: 8-13-20; Strike Price: EUR 1.64; Counterparty: JPMorgan Chase Bank, N.A) (D)(E)	2,000,000	22,061
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND	11

	Contracts/Notional amount	Value
Calls (continued)
Over the Counter Option on the EUR vs. AUD (Expiration Date: 9-10-20; Strike Price: EUR 1.65; Counterparty: HSBC Bank USA, N.A.) (D)(E)	2,000,000	$25,762
Over the Counter Option on the EUR vs. USD (Expiration Date: 10-9-20; Strike Price: EUR 1.16; Counterparty: Bank of America, N.A.) (D)(E)	2,000,000	55,241
Over the Counter Option on the NOK vs. SEK (Expiration Date: 8-6-20; Strike Price: NOK 0.98; Counterparty: Goldman Sachs Bank USA) (D)(E)	20,000,000	365
Over the Counter Option on the USD vs. CNY (Expiration Date: 8-28-20; Strike Price: $7.35; Counterparty: JPMorgan Chase Bank, N.A) (D)(E)	2,000,000	314
Puts 1.8%		191,480
Over the Counter Option on the EUR vs. NOK (Expiration Date: 11-18-20; Strike Price: EUR 10.40; Counterparty: Goldman Sachs Bank USA) (D)(E)	2,000,000	16,569
Over the Counter Option on the EUR vs. USD (Expiration Date: 12-18-20; Strike Price: EUR 1.10; Counterparty: JPMorgan Chase Bank, N.A.) (D)(E)	2,000,000	5,430
Over the Counter Option on the EUR vs. USD (Expiration Date: 2-4-21; Strike Price: EUR 1.08; Counterparty: Bank of America, N.A.) (D)(E)	2,000,000	5,018
Over the Counter Option on the GBP vs. USD (Expiration Date: 9-1-20; Strike Price: GBP 1.29; Counterparty: Goldman Sachs Bank USA) (D)(E)	1,000,000	6,010
Over the Counter Option on the USD vs. NOK (Expiration Date: 8-12-20; Strike Price: $9.75; Counterparty: Citibank N.A.) (D)(E)	1,000,000	71,041
Over the Counter Option on the USD vs. NOK (Expiration Date: 8-6-20; Strike Price: $9.90; Counterparty: Goldman Sachs Bank USA) (D)(E)	1,000,000	87,412

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 52.8%				$5,450,643
(Cost $5,449,621)
Commercial paper 52.5%				5,423,233
Apple, Inc.	0.140	09-21-20	475,000	474,914
12	JOHN HANCOCK DIVERSIFIED STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Yield* (%)	Maturity date	Par value^	Value
Commercial paper (continued)
BASF SE	0.600	09-03-20	475,000	$474,862
Chariot Funding LLC	0.240	11-02-20	475,000	474,776
Cummins, Inc.	0.320	08-17-20	475,000	474,976
Jupiter Securitization Company LLC	0.340	12-03-20	475,000	474,583
Kaiser Foundation Hospitals	0.250	08-05-20	475,000	474,985
Lime Funding	0.230	09-08-20	275,000	274,942
MUFG Bank, Ltd.	0.260	10-29-20	475,000	474,751
Old Line Funding LLC	0.900	09-03-20	475,000	474,954
One Gas, Inc.	0.180	08-17-20	475,000	474,976
Pfizer, Inc.	0.200	10-05-20	100,000	99,975
Sumitomo Mitsui Trust Bank, Ltd.	0.340	11-12-20	475,000	474,712
Swedbank	0.220	11-20-20	300,000	299,827

	Yield (%)	Shares	Value
Short-term funds 0.3%			27,410

State Street Institutional U.S. Government Money Market Fund, Premier Class	0.0970(F)	27,410	27,410

Total investments (Cost $9,812,078) 96.9%	$10,003,003
Other assets and liabilities, net 3.1%	316,951
Total net assets 100.0%	$10,319,954

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
AUD	Australian Dollar
CNY	Chinese Yuan Renminbi
EUR	Euro
GBP	Pound Sterling
NOK	Norwegian Krone
SEK	Swedish Krona

Security Abbreviations and Legend
JHF II	John Hancock Funds II
MIM US	Manulife Investment Management (US) LLC
(A)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $1,045,964 or 10.1% of the fund's net assets as of 7-31-20.
(B)	The underlying funds' subadvisor is shown parenthetically.
(C)	The subadvisor is an affiliate of the advisor.
(D)	Non-income producing security.
(E)	For this type of option, notional amounts are equivalent to number of contracts.
(F)	The rate shown is the annualized seven-day yield as of 7-31-20.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND	13

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
CME E-Mini Consumer Discretionary Sector Futures	1	Long	Sep 2020	$131,411	$138,020	$6,609
CME E-Mini Health Care Sector Futures	2	Long	Sep 2020	201,875	212,620	10,745
CME E-Mini Industrial Sector Futures	2	Long	Sep 2020	139,775	144,020	4,245
FTSE China A50 Index Futures	6	Long	Aug 2020	90,009	90,690	681
Russell 2000 E-Mini Index Futures	4	Long	Sep 2020	298,656	295,560	(3,096)
Russell 2000 E-Mini Micro Index Futures	14	Long	Sep 2020	104,151	103,446	(705)
CME E-Mini Consumer Staples Sector Futures	4	Short	Sep 2020	(236,630)	(251,359)	(14,729)
CME E-Mini Financial Sector Futures	2	Short	Sep 2020	(142,907)	(147,600)	(4,693)
Dow Jones E-Mini Industrial Average Index Futures	11	Short	Sep 2020	(142,179)	(144,755)	(2,576)
Euro-BTP Italian Government Bond Futures	11	Short	Sep 2020	(1,898,687)	(1,904,617)	(5,930)
NASDAQ 100 Micro Index E-Mini Futures	6	Short	Sep 2020	(126,642)	(130,686)	(4,044)
						$(13,493)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	300,000	GBP	271,896	BOA	8/13/2020	—	$(2,478)
EUR	250,000	NOK	2,678,268	SSB	8/13/2020	$270	—
EUR	300,000	SEK	3,086,328	CITI	8/13/2020	1,915	—
EUR	250,000	SEK	2,564,610	HUS	8/13/2020	2,431	—
EUR	350,000	USD	399,355	SCB	8/13/2020	13,005	—
EUR	2,910,000	USD	3,295,363	SSB	11/17/2020	140,133	—
GBP	272,172	EUR	300,000	JPM	8/13/2020	2,839	—
GBP	400,000	USD	499,808	SSB	8/12/2020	23,815	—
JPY	26,798,198	USD	250,000	JPM	8/13/2020	3,183	—
JPY	26,762,473	USD	250,000	SSB	8/13/2020	2,846	—
NOK	2,677,763	EUR	250,000	SSB	8/13/2020	—	(326)
NOK	5,000,000	SEK	4,889,320	BOA	8/13/2020	—	(7,527)
NOK	2,285,806	USD	250,000	HUS	8/13/2020	1,151	—
NOK	2,818,215	USD	300,000	MSCS	8/13/2020	9,649	—
NOK	3,296,850	USD	350,000	SCB	8/13/2020	12,239	—
SEK	5,662,844	EUR	550,000	SSB	8/13/2020	—	(2,990)
SEK	4,888,700	NOK	5,000,000	CITI	8/13/2020	7,457	—
USD	591,270	EUR	500,000	CITI	8/13/2020	2,185	—
USD	288,577	EUR	250,000	JPM	8/13/2020	—	(5,966)
USD	113,293	EUR	100,000	SSB	8/13/2020	—	(4,524)
14	JOHN HANCOCK DIVERSIFIED STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	521,761	EUR	450,000	ANZ	8/14/2020	—	$(8,427)
USD	503,692	EUR	440,000	SSB	8/14/2020	—	(14,714)
USD	3,307,486	EUR	2,910,000	SSB	11/17/2020	—	(128,011)
USD	501,490	GBP	400,000	SCB	8/12/2020	—	(22,132)
USD	250,000	JPY	26,702,415	HUS	8/13/2020	—	(2,278)
USD	250,000	JPY	26,683,483	TD	8/13/2020	—	(2,100)
USD	550,000	NOK	5,170,022	BOA	8/13/2020	—	(18,052)
USD	350,000	NOK	3,333,699	UBS	8/13/2020	—	(16,288)
						$223,118	$(235,813)
WRITTEN OPTIONS
Options on exchange-traded futures contracts
Name of issuer		Exercise price	Expiration date	Number of contracts	Notional amount	Premium	Value
Calls
S&P 500 Index E-Mini Futures	USD	3,400.00	Sep 2020	4	200	$3,442	$(6,300)
S&P 500 Index E-Mini Futures	USD	3,450.00	Dec 2020	4	200	6,691	(18,300)
						$10,133	$(24,600)

Foreign currency options
Description	Counterparty (OTC)		Exercise price	Expiration date	Notional amount*	Premium	Value
Calls
Euro versus Australian Dollar	JPM	EUR	1.66	Aug 2020	2,000,000	$9,345	$(8,896)
Euro versus Australian Dollar	HUS	EUR	1.70	Sep 2020	2,000,000	16,630	(7,329)
Euro versus U.S. Dollar	BOA	EUR	1.19	Oct 2020	2,000,000	5,056	(27,171)
Norwegian Krone versus Swedish Krona	GSI	NOK	1.02	Aug 2020	10,000,000	4,386	(1)
Norwegian Krone versus Swedish Krona	GSI	NOK	1.00	Aug 2020	10,000,000	1,925	(1)
U.S. Dollar versus Chinese Yuan Renminbi	CITI	USD	7.50	Aug 2020	2,000,000	8,300	(48)
U.S. Dollar versus Chinese Yuan Renminbi	JPM	USD	7.75	Aug 2020	2,000,000	5,078	(2)
						$50,720	$(43,448)
Puts
Euro versus Norwegian Krone	GSI	EUR	9.70	Nov 2020	2,000,000	$15,084	$(1,138)
Euro versus Norwegian Krone	GSI	EUR	10.00	Nov 2020	2,000,000	5,665	(3,937)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND	15

Foreign currency options (continued)
Description	Counterparty (OTC)		Exercise price	Expiration date	Notional amount*	Premium	Value
Euro versus U.S. Dollar	GSI	EUR	1.09	Dec 2020	2,000,000	66,846	(5,430)
Euro versus U.S. Dollar	BOA	EUR	1.05	Feb 2021	2,000,000	43,065	(2,905)
Norwegian Krone versus Swedish Krona	GSI	NOK	0.97	Aug 2020	10,000,000	5,185	(8,066)
Pound Sterling versus U.S. Dollar	GSI	GBP	1.27	Sep 2020	1,000,000	2,724	(2,363)
U.S. Dollar versus Norwegian Krone	CITI	USD	9.50	Aug 2020	2,000,000	8,530	(88,315)
						$147,099	$(112,154)
						$197,819	$(155,602)
* For this type of option, notional amounts are equivalent to number of contracts.
SWAPS
Interest rate swaps
Counterparty (OTC)/ Centrally cleared	Notional amount	Currency	Payments made	Payments received	Fixed payment frequency	Floating payment frequency	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Value
Centrally cleared	22,000,000	USD	USD 3 Month LIBOR BBA	Fixed 0.800%	Semi-Annual	Quarterly	Jun 2026	$250	$43,277	$43,527
								$250	$43,277	$43,527

Derivatives Currency Abbreviations
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
USD	U.S. Dollar

Derivatives Abbreviations
ANZ	Australia and New Zealand Banking Group Limited
BBA	The British Banker's Association
BOA	Bank of America, N.A.
CITI	Citibank, N.A.
GSI	Goldman Sachs International
HUS	HSBC Bank USA, N.A.
JPM	JPMorgan Chase Bank, N.A.
LIBOR	London Interbank Offered Rate
MSCS	Morgan Stanley Capital Services LLC
OTC	Over-the-counter
SCB	Standard Chartered Bank
SSB	State Street Bank and Trust Company
TD	The Toronto-Dominion Bank
16	JOHN HANCOCK DIVERSIFIED STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

UBS	UBS AG
At 7-31-20, the aggregate cost of investments for federal income tax purposes was $9,598,676. Net unrealized appreciation aggregated to $241,464, of which $372,128 related to gross unrealized appreciation and $130,664 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND	17

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-20

Assets
Unaffiliated investments, at value (Cost $9,528,453)	$9,710,402
Affiliated investments, at value (Cost $283,625)	292,601
Total investments, at value (Cost $9,812,078)	10,003,003
Receivable for centrally cleared swaps	153,147
Unrealized appreciation on forward foreign currency contracts	223,118
Foreign currency, at value (Cost $94,104)	95,736
Collateral held at broker for futures contracts	338,007
Dividends and interest receivable	11,236
Receivable for investments sold	2,751
Receivable from affiliates	10,835
Other assets	21,933
Total assets	10,859,766
Liabilities
Unrealized depreciation on forward foreign currency contracts	235,813
Written options, at value (Premiums received $207,952)	180,202
Payable for futures variation margin	36,539
Payable for investments purchased	7,093
Payable to affiliates
Accounting and legal services fees	478
Transfer agent fees	1,072
Trustees' fees	15
Other liabilities and accrued expenses	78,600
Total liabilities	539,812
Net assets	$10,319,954
Net assets consist of
Paid-in capital	$10,170,949
Total distributable earnings (loss)	149,005
Net assets	$10,319,954

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($5,046,775 ÷ 630,459 shares)[1]	$8.00
Class I ($5,273,179 ÷ 652,893 shares)	$8.08
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$8.42

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
18	JOHN HANCOCK DIVERSIFIED STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  7-31-20

Investment income
Interest	$152,416
Dividends	13,045
Income distributions received from affiliated investments	10,821
Less foreign taxes withheld	(11,211)
Total investment income	165,071
Expenses
Investment management fees	103,348
Distribution and service fees	15,118
Accounting and legal services fees	991
Transfer agent fees	12,967
Trustees' fees	243
Custodian fees	69,431
Printing and postage	16,049
Professional fees	63,903
Other	8,357
Total expenses	290,407
Less expense reductions	(130,292)
Net expenses	160,115
Net investment income	4,956
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(539,013)
Affiliated investments	111
Futures contracts	453,076
Forward foreign currency contracts	324,746
Written options	(174,533)
Swap contracts	(56,993)
7,394
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	184,847
Affiliated investments	(712)
Futures contracts	(20,949)
Forward foreign currency contracts	(12,704)
Written options	(29,687)
Swap contracts	43,277
164,072
Net realized and unrealized gain	171,466
Increase in net assets from operations	$176,422
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND	19

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-20	Year ended 7-31-19
Increase (decrease) in net assets
From operations
Net investment income	$4,956	$80,472
Net realized gain	7,394	40,598
Change in net unrealized appreciation (depreciation)	164,072	16,178
Increase in net assets resulting from operations	176,422	137,248
Distributions to shareholders
From earnings
Class A	(52,194)	(1,082,050)
Class I	(71,008)	(1,230,106)
Total distributions	(123,202)	(2,312,156)
From fund share transactions	25,670	1,902,415
Total increase (decrease)	78,890	(272,493)
Net assets
Beginning of year	10,241,064	10,513,557
End of year	$10,319,954	$10,241,064
20	JOHN HANCOCK DIVERSIFIED STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$7.96	$10.13	$10.50	$10.09	$10.43
Net investment income (loss)[1]	(0.01)	0.05	0.07	0.12	0.17
Net realized and unrealized gain (loss) on investments	0.13	0.01	(0.08)	0.45	(0.27)
Total from investment operations	0.12	0.06	(0.01)	0.57	(0.10)
Less distributions
From net investment income	(0.08)	—	(0.36)	(0.16)	(0.23)
From net realized gain	—	(2.23)	—	—	(0.01)
Total distributions	(0.08)	(2.23)	(0.36)	(0.16)	(0.24)
Net asset value, end of period	$8.00	$7.96	$10.13	$10.50	$10.09
Total return (%)[2,3]	1.17	1.23	(0.17)	5.74	(0.96)
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$5	$5	$32	$30
Ratios (as a percentage of average net assets):
Expenses before reductions[4]	2.96	2.57	1.89	1.71	1.77
Expenses including reductions[4]	1.71	1.70	1.70	1.70	1.70
Net investment income (loss)	(0.11)	0.63	0.62	1.22	1.67
Portfolio turnover (%)	542 [5]	173 [5]	171 [5]	73	55

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
[5]	The calculation of portfolio turnover excludes amounts from all securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND	21

CLASS I SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$8.03	$10.18	$10.52	$10.12	$10.46
Net investment income[1]	0.02	0.08	0.05	0.16	0.20
Net realized and unrealized gain (loss) on investments	0.14	— [2]	— [2]	0.43	(0.27)
Total from investment operations	0.16	0.08	0.05	0.59	(0.07)
Less distributions
From net investment income	(0.11)	—	(0.39)	(0.19)	(0.26)
From net realized gain	—	(2.23)	—	—	(0.01)
Total distributions	(0.11)	(2.23)	(0.39)	(0.19)	(0.27)
Net asset value, end of period	$8.08	$8.03	$10.18	$10.52	$10.12
Total return (%)[3]	1.46	1.47	0.32	5.94	(0.63)
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$5	$6	$10	$10
Ratios (as a percentage of average net assets):
Expenses before reductions[4]	2.66	2.28	1.59	1.40	1.45
Expenses including reductions[4]	1.40	1.39	1.39	1.39	1.39
Net investment income	0.20	0.93	0.66	1.53	1.98
Portfolio turnover (%)	542 [5]	173 [5]	171 [5]	73	55

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Ratios do not include expense indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund.
[5]	The calculation of portfolio turnover excludes amounts from all securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund.
22	JOHN HANCOCK DIVERSIFIED STRATEGIES FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Diversified Strategies Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term total return.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Exchange-traded options are valued at the mid-price of the last quoted bid and ask prices from the exchange where the option trades. Unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are typically valued at the last traded price on the exchange on which they trade. Swaps are generally valued using evaluated prices obtained from an independent pricing vendor. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other
ANNUAL REPORT | JOHN HANCOCK Diversified Strategies Fund	23

significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of July 31, 2020, by major security category or type:
	Total value at 7-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
U.S. Government and Agency obligations	$2,111,346	—	$2,111,346	—
Foreign government obligations	1,045,964	—	1,045,964	—
Affiliated investment companies	292,601	$292,601	—	—
Unaffiliated investment companies	739,201	739,201	—	—
Purchased options	363,248	68,025	295,223	—
Short-term investments	5,450,643	27,410	5,423,233	—
Total investments in securities	$10,003,003	$1,127,237	$8,875,766	—
Derivatives:
Assets
Futures	$22,280	$22,280	—	—
Forward foreign currency contracts	223,118	—	$223,118	—
Swap contracts	43,527	—	43,527	—
Liabilities
Futures	(35,773)	(35,773)	—	—
Forward foreign currency contracts	(235,813)	—	(235,813)	—
Written options	(180,202)	(24,600)	(155,602)	—
Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index. Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. If these decreases are in excess of income previously recorded, an adjustment to the cost of the security is made.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Income and capital gain distributions from underlying funds are recorded on ex-date. Dividend income is recorded on the ex-date, except
24	JOHN HANCOCK Diversified Strategies Fund | ANNUAL REPORT

for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended July 31, 2020, the fund had no borrowings under the line of credit. Commitment fees for the year ended July 31, 2020 were $2,448.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
ANNUAL REPORT | JOHN HANCOCK Diversified Strategies Fund	25

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
Qualified late year ordinary losses of $238,816 are treated as occurring on August 1, 2020, the first day of the fund’s next taxable year.
As of July 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended July 31, 2020 and 2019 was as follows:
	July 31, 2020	July 31, 2019
Ordinary income	$123,202	—
Long-term capital gains	—	$2,312,156
Total	$123,202	$2,312,156
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2020, the components of distributable earnings on a tax basis consisted of $30,385 of undistributed ordinary income and $114,242 of undistributed long-term capital gains.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions and derivative transactions.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the
26	JOHN HANCOCK Diversified Strategies Fund | ANNUAL REPORT

agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Centrally-cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers’ customer accounts. While clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for centrally-cleared derivatives are set by the broker or applicable clearinghouse. Margin for centrally-cleared transactions is detailed in the Statement of assets and liabilities as Receivable/Payable for centrally-cleared swaps. Securities pledged by the fund for centrally-cleared transactions, if any, are identified in the Fund's investments.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund's investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Payable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended July 31, 2020, the fund used futures contracts to manage against changes in certain securities markets, gain exposure to securities markets and manage against changes in interest rates. The fund held futures contracts with USD notional values ranging $3.6 million to $17.0 million, as measured at each quarter end.
ANNUAL REPORT | JOHN HANCOCK Diversified Strategies Fund	27

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended July 31, 2020, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and to gain exposure to foreign currencies. The fund held forward foreign currency contracts with USD notional values ranging $9.0 million to $50.8 million, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
When the fund purchases an option, the premium paid is included in the Fund's investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.
During the year ended July 31, 2020, the fund used purchased options contracts to manage against changes in foreign currency exchange rates, to gain exposure to foreign currencies, to manage against changes in certain securities markets and to gain exposure to certain securities markets. The fund held purchased options contracts with market values ranging $122,000 to $363,000, as measured at each quarter end.
During the year ended July 31, 2020, the fund wrote option contracts to manage against changes in foreign currency exchange rates, to gain exposure to foreign currencies, to manage against changes in certain securities markets and to gain exposure to certain securities markets. The fund held written option contracts with market values ranging $28,000 to $180,000, as measured at each quarter end.
28	JOHN HANCOCK Diversified Strategies Fund | ANNUAL REPORT

Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the year ended July 31, 2020, the fund used interest rate swap contracts to manage against changes in interest rates and to manage duration of the fund.The fund held interest rate swaps with total USD notional amounts ranging up to $22.0 million, as measured at each quarter end.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at July 31, 2020 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin	Futures [1]	—	$(5,930)
Equity	Receivable/payable for futures variation margin	Futures [1]	$22,280	(29,843)
Currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	223,118	(235,813)
Currency	Unaffiliated investments, at value[2]	Purchased options	295,223	—
Equity	Unaffiliated investments, at value[2]	Purchased options	68,025	—
Currency	Written options, at value	Written options	—	(155,602)
Equity	Written options, at value	Written options	—	(24,600)
Interest rate	Swap contracts, at value	Interest rate swaps[3]	43,527	—
			$652,173	$(451,788)

[1]	Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
[2]	Purchased options are included in Fund's investments.
[3]	Reflects cumulative value of swap contracts. Receivable/payable for centrally cleared swaps, which includes value and margin, are shown separately on the Statement of assets and liabilities.
ANNUAL REPORT | JOHN HANCOCK Diversified Strategies Fund	29

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The tables below reflect the fund's exposure to OTC derivative transactions and exposure to counterparties subject to an ISDA:
OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$223,118	$(235,813)
Purchased options	295,223	—
Written options	—	(155,602)
Totals	$518,341	$(391,415)

Counterparty	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty	Collateral Posted by Portfolio	Net Exposure
Australia and New Zealand Banking Group Limited	($8,427)	—	—	($8,427)
Bank of America, N.A.	2,126	—	—	2,126
Citibank, N.A.	(5,765)	—	—	(5,765)
Goldman Sachs Bank USA	110,356	—	—	110,356
Goldman Sachs International	(20,936)	—	—	(20,936)
HSBC Bank USA, N.A.	19,737	—	—	19,737
JPMorgan Chase Bank, N.A.	18,963	—	—	18,963
Morgan Stanley Capital Services LLC	9,649	—	—	9,649
Standard Chartered Bank	3,112	—	—	3,112
State Street Bank and Trust Company	16,499	—	—	16,499
The Toronto-Dominion Bank	(2,100)	—	—	(2,100)
UBS AG	(16,288)	—	—	(16,288)
Totals	$126,926	—	—	$126,926

Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2020:
	Statement of operations location - Net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Interest rate	$(47,679)	$345,405	—	$22,310	$(56,993)	$263,043
Currency	(539,594)	—	$324,746	(29,344)	—	(244,192)
Equity	(50,231)	107,671	—	(167,499)	—	(110,059)
Total	$(637,504)	$453,076	$324,746	$(174,533)	$(56,993)	$(91,208)

[1]	Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.
30	JOHN HANCOCK Diversified Strategies Fund | ANNUAL REPORT

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2020:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Interest rate	$7,866	$(3,371)	—	—	$43,277	$47,772
Currency	100,259	—	$(12,704)	$(15,220)	—	72,335
Equity	34,285	(17,578)	—	(14,467)	—	2,240
Total	$142,410	$(20,949)	$(12,704)	$(29,687)	$43,277	$122,347

[1]	Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.
Note 4—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.00% of the first $500 million of the fund’s average daily net assets and (b) 0.95% of the fund’s average daily net assets in excess of $500 million. The Advisor has a subadvisory agreement with Manulife Investment Management (US) LLC, an indirectly owned subsidiary of Manulife Financial Corporation and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
The Advisor voluntarily agreed to reduce its management fee or, if necessary, make payments to Class A and Class I shares, in an amount by which the expenses exceed 1.70% and 1.39%, respectively, of average annual net assets. For purposes of this agreement, expenses mean all fund level and class specific operating expenses, excluding: (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses
ANNUAL REPORT | JOHN HANCOCK Diversified Strategies Fund	31

and other extraordinary expenses not incurred in the ordinary course of the fund’s business, (e) underlying fund expenses (acquired fund fees), (f) short dividend expense and (g) overdraft expense. This agreement may be terminated at anytime by the Advisor upon notice to the fund.
For the year ended July 31, 2020, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$63,289
Class I	67,003
Total	$130,292
Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2020, were equivalent to a net annual effective rate of 0.00% of the fund's average daily net assets.
Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended July 31, 2020, amounted to an annual rate of 0.01% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee
Class A	0.30%
Sales charges. Class A shares may be subject to up-front sales charges. For the year ended July 31, 2020, no sales charges were assessed.
Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2020, there were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6
32	JOHN HANCOCK Diversified Strategies Fund | ANNUAL REPORT

Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended July 31, 2020 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$15,118	$6,324
Class I	—	6,643
Total	$15,118	$12,967
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Note 6—Fund share transactions
Transactions in fund shares for the years ended July 31, 2020 and 2019 were as follows:
	Year Ended 7-31-20		Year Ended 7-31-19
	Shares	Amount	Shares	Amount
Class A shares
Distributions reinvested	6,500	$52,194	139,619	$1,082,050
Net increase	6,500	$52,194	139,619	$1,082,050
Class I shares
Sold	2,047	$16,908	6,568	$51,574
Distributions reinvested	8,777	71,008	157,706	1,230,106
Repurchased	(14,076)	(114,440)	(58,934)	(461,315)
Net increase (decrease)	(3,252)	$(26,524)	105,340	$820,365
Total net increase	3,248	$25,670	244,959	$1,902,415
Affiliates of the fund owned 100% of shares of Class A and Class I on July 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments, amounted to $9,668,464 and $8,655,339, respectively, for the year ended July 31, 2020. Purchases and sales of U.S. Treasury obligations aggregated $2,102,175 and $0, respectively, for the year ended July 31, 2020.
Note 8—Investment in affiliated underlying funds
The fund may invest in affiliated underlying funds that are managed by the Advisor and its affiliates. The fund does not invest in the affiliated underlying fund for the purpose of exercising management or control; however, the fund’s investment may represent a significant portion of the underlying fund’s net assets. At July 31, 2020, the fund did not hold 5% or more of the net assets of the affiliated underlying fund.
Information regarding the fund's fiscal year to date purchases and sales of the affiliated underlying funds as well as income and capital gains earned by the fund, if any, is as follows:
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							Dividends and distributions
Affiliate	Ending share amount	Beginning value	Cost of purchases	Proceeds from shares sold	Realized gain (loss)	Change in unrealized appreciation (depreciation)	Income distributions received	Capital gain distributions received	Ending value
Asia Pacific Total Return Bond	29,437	$284,081	$15,204	$(6,083)	$111	$(712)	$10,821	—	$292,601
Note 9—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions,and affect fund performance.
34	JOHN HANCOCK Diversified Strategies Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Diversified Strategies Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Diversified Strategies Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian, transfer agents and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 14, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK DIVERSIFIED STRATEGIES FUND	35

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2020.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
36	JOHN HANCOCK DIVERSIFIED STRATEGIES FUND | ANNUAL REPORT

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Manulife Investment Management (US) LLC (the Subadvisor) for John Hancock Diversified Strategies Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 26-27, 2020.

Approval of Advisory and Subadvisory Agreements

At telephonic meetings held on June 23-25, 2020, the Board, including the Trustees who are not parties to any Agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The

____________________
1 On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the "Order") pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board's May and June meetings were held telephonically in reliance on the Order.

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Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

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In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund underperformed its benchmark index and peer group median, for the one-, three- and five-year periods ended December 31, 2019. The Board took into account management's discussion of the factors that contributed to the Trust's performance for the benchmark index and peer group median for the one-, three- and five-year periods, including the impact of past and current market conditions on the Fund's strategy and management's outlook for the Fund. The Board concluded that the fund's performance is being monitored and reasonably addressed, where appropriate.

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Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       40

(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor;
(k)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(l)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into

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account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

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The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed, where appropriate;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory Agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including Diversified Strategies Fund subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund's subadvisor Manulife Investment Management (US) LLC (the Subadvisor) execute the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at a meeting held on March 15-17, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•	Operation of the Fund's Redemption-In-Kind Procedures;
•	Highly Liquid Investment Minimum (HLIM) determination;
•	Compliance with the 15% limit on illiquid investments;
•	Reasonably Anticipated Trade Size (RATS) determination;
•	Security-level liquidity classifications; and
•	Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       44

As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       45

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       46

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	195
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	195
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	195
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	195
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	195
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	195
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       47

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	195
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2005	195
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	195
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2012	195
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       48

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	195
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	195
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       49

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018-2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019-2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016-2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016-2019); Vice President, State Street Global Advisors (2015-2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       50

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Trevor Swanberg[1]
Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Manulife Investment Management (US) LLC

Portfolio Managers

Christopher Fellingham
Andrew Graham
Mark Holden, CFA
Nathan Thooft, CFA
Christopher Walsh, CFA

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
1 Effective July 31, 2020

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. PO Box 219909 Kansas City, MO 64121-9909	Express mail: John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       51

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Diversified Strategies Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

392A 7/20 9/2020

John Hancock

Multi-Asset Absolute Return Fund

(formerly John Hancock Global Absolute Return Strategies Fund)

Annual report 7/31/2020

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the fund or from your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change, and you do not need to take any action. You may elect to receive shareholder reports and other communications electronically by calling John Hancock Investment Management at 800-225-5291 (Class A and Class C shares) or 888-972-8696 (Class I, Class R2, Class R6, and Class NAV shares) or by contacting your financial intermediary.

You may elect to receive all reports in paper, free of charge, at any time. You can inform John Hancock Investment Management or your financial intermediary that you wish to continue receiving paper copies of your shareholder reports by following the instructions listed above. Your election to receive reports in paper will apply to all funds held with John Hancock Investment Management or your financial intermediary.

A message to shareholders

Dear shareholder,

Global financial markets delivered strong returns during first half of the 12-month period ended July 31, 2020; however, heightened fears over the coronavirus (COVID-19) sent markets tumbling during the latter half of February and early March. Investors reacted by exiting higher-risk assets and moving into cash, leading to a liquidity crunch in the fixed-income markets.

In response to the sell-off, the U.S. Federal Reserve acted quickly, lowering interest rates to near zero and reinstating quantitative easing, as well as announcing its plans to shore up short-term debt. Other nations followed suit and many economies started to rebound. Of course, it would be a mistake to consider any market turnarounds a trustworthy signal of assured or swift economic recovery. Dramatic job losses as well as widespread business losses have contributed to projections of a serious setback to global growth in 2020.

From an investment perspective, we continue to think that maintaining a focus on long-term objectives while pursuing a risk-aware strategy is a prudent way forward. Above all, we believe the counsel of a trusted financial professional continues to matter now more than ever. Periods of heightened uncertainty are precisely the time to review your financial goals and follow a plan that helps you make the most of what continues to be a challenging situation.

On behalf of everyone at John Hancock Investment Management, I'd like to take this opportunity to welcome new shareholders and thank existing shareholders for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and CEO,
John Hancock Investment Management
Head of Wealth and Asset Management,
United States and Europe

This commentary reflects the CEO's views as of this report's period end and are subject to change at any time. Diversification does not guarantee investment returns and does not eliminate risk of loss. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

.

John Hancock
Multi-Asset Absolute Return Fund

2	Your fund at a glance
5	Manager's discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
24	Financial statements
27	Financial highlights
33	Notes to financial statements
47	Report of independent registered public accounting firm
48	Tax information
49	Continuation of investment advisory and subadvisory agreements
56	Statement regarding liquidity risk management
59	Trustees and Officers
63	More information

ANNUAL REPORT   |   JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term total return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/2020 (%)

Class A shares (without sales charge)
Blended Index
Morningstar U.S. world allocation fund category average
7.12
0.89
–2.02
6.18
1.07
0.37
5.57
0.11
0.24
6.11
2.27
1 year
3 year
5 year
Since inception (9/30/11)

The blended index is 30% MSCI All Country World Index and 70% Bloomberg Barclays Global Aggregate Bond USD Hedged Index.

The MSCI All Country World Index tracks the performance of publicly traded large- and mid-cap stocks of companies in 23 developed markets and 26 emerging markets.

The Bloomberg Barclays Global Aggregate Bond Index USD Hedged measures global investment grade debt from twenty-four local currency markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

The fund's Morningstar category average is a group of funds with similar investment objectives and strategies and is the equal-weighted return of all funds per category. Morningstar places funds in certain categories based on their historical portfolio holdings. Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Volatility reigned in global markets amid a pandemic

Despite unprecedented levels of volatility related to the worldwide COVID-19 pandemic, global financial markets generally advanced for the period.

The fund performed in line with its primary benchmark

The fund posted a modestly positive return that was in line with the performance of its primary benchmark, the ICE BofA 0-3 Month U.S. Treasury Bill Index.

Risky assets outperformed

The fund's exposure to riskier asset classes, particularly equity holdings in developed and emerging markets, contributed the most to performance, while defensive strategies detracted from results.

PORTFOLIO COMPOSITION AS OF 7/31/2020 (%)

ANNUAL REPORT   |   JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND       3

PORTFOLIO ALLOCATION AS OF 7/31/2020 (%)

Common stocks	76.2
Information technology	22.2
Health care	17.9
Communication services	10.4
Consumer discretionary	8.2
Consumer staples	5.6
Industrials	4.2
Financials	4.2
Utilities	2.2
Real estate	0.8
Energy	0.3
Materials	0.2
U.S. Government	9.8
Corporate bonds	9.4
Preferred securities	0.1
Other assets and liabilities, net	4.5
TOTAL	100.0
As a percentage of net assets.

A note about risks

The fund may be subject to various risks as described in the fund's prospectus. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect fund performance. For example, the novel coronavirus disease (COVID-19) has resulted in significant disruptions to global business activity. The impact of a health crisis and other epidemics and pandemics that may arise in the future, could affect the global economy in ways that cannot necessarily be foreseen at the present time. A health crisis may exacerbate other pre-existing political, social, and economic risks. Any such impact could adversely affect the fund's performance, resulting in losses to your investment. For more information, please refer to the "Principal risks" section of the prospectus.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND       4

Manager's discussion of fund performance

For the period of August 1 to August 27, 2019, John Hancock Multi-Asset Absolute Return Fund was managed by Standard Life Investments (Corporate Funds) Limited. Nordea Investment Management North America, Inc. took over management of the fund effective August 28, 2019.

Can you describe the market environment during the 12 months ended July 31, 2020?

Global financial markets produced positive returns despite a significantly volatile investment environment. During the first half of the reporting period, much of the volatility stemmed from a trade war between the United States and China, as well as an uncertain Brexit outcome, both of which contributed to a slowdown in global economic growth. Although resolutions to the trade conflict and Brexit appeared in early 2020, the outbreak of COVID-19, which quickly escalated to a global pandemic, emerged as a new source of volatility. While the immediate economic damage was severe—the U.S. economy contracted by more than 30% in the second quarter of 2020—the gradual reopening of economies around the world by the end of the period sparked hope of a recovery by 2021.

How did the fund perform in this environment?

The fund posted a positive return, thanks largely to its equity holdings in developed

COUNTRY COMPOSITION AS OF 7/31/2020 (%)

United States	61.6
France	6.1
Denmark	4.2
Germany	3.6
Japan	3.5
China	3.1
Ireland	2.6
South Korea	2.0
Canada	1.6
United Kingdom	1.6
Other countries	10.1
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND       5

and emerging markets, which reflected the broad gains in global stock markets. Some of our tactical strategies to minimize the volatility of the fund's equity investments also added value during the period. On the downside, many of the fund's defensive strategies detracted from performance, which is not surprising given the generally positive results in global financial markets. Most of these strategies tend to be negatively correlated with risky assets, which performed well during the period. Another detractor was the fund's defensive currency strategy.

What changes did you make to the portfolio?

The main changes we made initially after taking over management involved expanding the fund's net equity exposure and implementing our defensive strategies across asset classes. More recently, with the impact of the COVID-19 pandemic, we took advantage of attractive equity market valuations created by the market decline in March. In the fixed-income portion of the portfolio, we kept the duration (a measure of interest-rate sensitivity) low as interest rates hovered near zero.

Given the considerable uncertainty about the COVID-19 pandemic, the composition of the fund's equity allocation—emphasizing companies possessing solid fundamentals that can weather the current environment, as well as stocks with relatively attractive valuations—should provide downside risk protection if market volatility remains elevated. On the fixed-income side, we hold a neutral view on the credit-related sectors of the bond market, and we've significantly limited the fund's interest-rate sensitivity.

MANAGED BY

Asbjorn Trolle Hansen, Ph.D., Nordea
Claus Vorm, Ph.D., Nordea
Kurt Kongsted, Nordea

The views expressed in this report are exclusively those of Asbjorn Trolle Hansen, Ph.D., Nordea Investment Management North America, Inc., and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED  JULY 31, 2020

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	-4.12	-0.90	1.66	-4.44	15.26
Class C2	-0.63	-0.57	1.62	-2.81	14.83
Class I3	1.22	0.43	2.61	2.18	24.89
Class R2[2,3]	0.82	0.03	2.11	0.14	19.73
Class R6[2,3]	1.34	0.56	2.69	2.82	25.69
Class NAV[3]	1.34	0.56	2.72	2.82	26.01
Index 1†	1.30	1.12	0.67	5.74	5.90
Index 2†	7.12	5.57	6.11	31.11	66.66
Index 3†	2.39	1.67	1.19	8.65	10.70

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Net expenses reflect contractual expense limitations in effect until July 31, 2022 and are subject to change. Had the contractual fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.46	2.16	1.16	1.55	1.05	1.04
Net (%)	1.45	2.15	1.15	1.54	1.04	1.03

Please refer to the most recent prospectuses and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is The ICE Bank of America 0-3 Month U.S. Treasury Bill Index; Index 2 is 30% MSCI All Country World Index and 70% Bloomberg Barclays Global Aggregate Bond USD Hedged Index; Index 3 is The ICE Bank of America U.S. Dollar 6-Month Deposit Offered Rate Constant Maturity Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Multi-Asset Absolute Return Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes and a blended index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)
Class C2,4	12-19-11	11,483	11,483	10,590	16,666	11,070
Class I3	12-19-11	12,489	12,489	10,590	16,666	11,070
Class R2[2,3]	12-19-11	11,973	11,973	10,590	16,666	11,070
Class R6[2,3]	12-19-11	12,569	12,569	10,590	16,666	11,070
Class NAV[3]	12-19-11	12,601	12,601	10,590	16,666	11,070

Prior to August 28, 2019, the fund's primary benchmark was the ICE Bank of America U.S. Dollar 6-Month Deposit Offered Rate Constant Maturity Index. Effective August 28, 2019, the fund's primary benchmark index is the ICE Bank of America 0-3 Month U.S. Treasury Bill Index.

The ICE Bank of America 0-3 Month U.S. Treasury Bill Index tracks the performance of U.S. dollar-denominated U.S. Treasury bills publicly issued in the U.S. domestic market with a remaining term to final maturity of less than three months.

The Blended Index is 30% MSCI All Country World Index and 70% Bloomberg Barclays Global Aggregate Bond USD Hedged Index.

The MSCI All Country World Index tracks the performance of publicly traded large- and mid-cap stocks of companies in 23 developed markets and 26 emerging markets.

The Bloomberg Barclays Global Aggregate Bond USD Hedged Index measures global investment grade debt from twenty-four local currency markets.

The ICE Bank of America U.S. Dollar 6-Month Deposit Offered Rate Constant Maturity Index tracks the average interest rate at which a selection of banks in London are prepared to lend to one another in U.S. dollars with a constant maturity of 6 months.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-19-11.
2	Class C shares were first offered on 8-1-12; Class R2 and Class R6 shares were first offered on 3-1-12. Returns prior to these dates are those of Class A shares (first offered on 12-19-11) that have not been adjusted for class-specific expenses; otherwise, returns would vary.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND       8

Your expenses
These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.
Understanding fund expenses
As a shareholder of the fund, you incur two types of costs:
■Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
■Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.
We are presenting only your ongoing operating expenses here.
Actual expenses/actual returns
The first line of each share class in the table on the following page is intended to provide information about the fund’s actual ongoing operating expenses, and is based on the fund’s actual return. It assumes an account value of $1,000.00 on February 1, 2020, with the same investment held until July 31, 2020.
Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2020, by $1,000.00, then multiply it by the “expenses paid” for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:
Hypothetical example for comparison purposes
The second line of each share class in the table on the following page allows you to compare the fund’s ongoing operating expenses with those of any other fund. It provides an example of the fund’s hypothetical account values and hypothetical expenses based on each class’s actual expense ratio and an assumed 5% annualized return before expenses (which is not the class’s actual return). It assumes an account value of $1,000.00 on February 1, 2020, with the same investment held until July 31, 2020. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	9

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.
SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 2-1-2020	Ending value on 7-31-2020	Expenses paid during period ended 7-31-2020[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$ 988.00	$ 7.36	1.49%
	Hypothetical example	1,000.00	1,017.50	7.47	1.49%
Class C	Actual expenses/actual returns	1,000.00	985.50	10.81	2.19%
	Hypothetical example	1,000.00	1,014.00	10.97	2.19%
Class I	Actual expenses/actual returns	1,000.00	989.20	5.89	1.19%
	Hypothetical example	1,000.00	1,018.90	5.97	1.19%
Class R2	Actual expenses/actual returns	1,000.00	986.90	7.51	1.52%
	Hypothetical example	1,000.00	1,017.30	7.62	1.52%
Class R6	Actual expenses/actual returns	1,000.00	990.30	5.29	1.07%
	Hypothetical example	1,000.00	1,019.50	5.37	1.07%
Class NAV	Actual expenses/actual returns	1,000.00	990.30	5.25	1.06%
	Hypothetical example	1,000.00	1,019.60	5.32	1.06%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
10	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT

Fund’s investments
AS OF 7-31-20
	Shares	Value
Common stocks 76.2%		$387,977,573
(Cost $365,018,582)
Brazil 0.2%		867,509
Cia de Saneamento Basico do Estado de Sao Paulo, ADR	75,044	867,509
Canada 1.6%		8,327,686
National Bank of Canada	27,900	1,317,254
Royal Bank of Canada	38,700	2,669,663
TC Energy Corp.	38,200	1,741,095
The Bank of Nova Scotia	63,300	2,599,674
China 3.1%		16,019,021
Alibaba Group Holding, Ltd., ADR (A)	9,541	2,394,982
China Communications Construction Company, Ltd., H Shares	1,407,000	819,607
China Construction Bank Corp., H Shares	2,404,000	1,752,830
China Longyuan Power Group Corp., Ltd., H Shares	228,000	163,334
China Railway Construction Corp., Ltd., H Shares	943,000	754,245
China Resources Double Crane Pharmaceutical Company, Ltd., Class A	160,977	335,233
China Resources Sanjiu Medical & Pharmaceutical Company, Ltd., Class A	114,878	499,049
China Telecom Corp., Ltd., H Shares	3,710,000	1,101,595
ENN Energy Holdings, Ltd.	47,900	580,632
Henan Shuanghui Investment & Development Company, Ltd., Class A	34,800	272,519
Hengan International Group Company, Ltd.	63,000	528,955
Huadong Medicine Company, Ltd., Class A	141,642	564,692
Industrial & Commercial Bank of China, Ltd., H Shares	3,349,000	1,962,318
Ping An Insurance Group Company of China, Ltd., H Shares	52,000	548,664
Shanghai International Port Group Company, Ltd., Class A	418,899	270,607
Sinopharm Group Company, Ltd., H Shares	554,000	1,320,338
Tencent Holdings, Ltd.	30,800	2,112,825
Tianhe Chemicals Group, Ltd. (A)(B)(C)	4,848,409	36,596
Denmark 1.2%		5,936,825
Novo Nordisk A/S, B Shares	90,483	5,936,825
France 3.0%		15,122,393
Air Liquide SA	4,966	816,811
Danone SA	60,527	4,051,282
Sanofi	45,640	4,792,079
Vinci SA	63,466	5,462,221
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	11

	Shares	Value
Germany 2.1%		$10,889,838
Bayer AG	66,788	4,436,971
Fresenius Medical Care AG & Company KGaA	8,240	725,963
Fresenius SE & Company KGaA	19,317	963,800
Muenchener Rueckversicherungs-Gesellschaft AG	8,099	2,146,835
Siemens AG	20,530	2,616,269
Hong Kong 1.4%		6,968,302
China Everbright International, Ltd.	293,000	181,134
China Gas Holdings, Ltd.	58,200	175,050
China Metal Recycling Holdings, Ltd. (A)(C)	1,799,400	0
China Mobile, Ltd.	353,500	2,413,040
China Overseas Land & Investment, Ltd.	455,000	1,386,458
China Resources Land, Ltd.	188,000	783,567
Techtronic Industries Company, Ltd.	194,000	2,029,053
India 1.4%		7,206,580
Axis Bank, Ltd., GDR (A)	17,772	507,699
Infosys, Ltd., ADR	495,272	6,364,245
Wipro, Ltd., ADR	77,462	334,636
Indonesia 0.4%		1,984,694
Astra International Tbk PT	299,600	105,538
Bank Negara Indonesia Persero Tbk PT	307,800	97,310
Bank Rakyat Indonesia Persero Tbk PT	2,063,900	448,311
Telekomunikasi Indonesia Persero Tbk PT	6,393,400	1,333,535
Ireland 2.6%		13,160,816
Accenture PLC, Class A	26,166	5,881,593
Medtronic PLC	75,448	7,279,223
Israel 1.3%		6,555,053
Check Point Software Technologies, Ltd. (A)	52,294	6,555,053
Italy 0.3%		1,594,747
Snam SpA	299,569	1,594,747
Japan 3.3%		16,574,610
East Japan Railway Company	8,400	484,215
Hoya Corp.	23,600	2,327,420
KDDI Corp.	168,400	5,354,689
Nippon Telegraph & Telephone Corp.	194,500	4,514,629
Seven & i Holdings Company, Ltd.	67,400	2,036,796
Takeda Pharmaceutical Company, Ltd.	51,200	1,856,861
Malaysia 0.2%		943,192
Tenaga Nasional BHD	349,500	943,192
12	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
Mexico 0.1%		$465,617
Grupo Financiero Banorte SAB de CV, Series O (A)	130,000	465,617
Peru 0.2%		783,622
Credicorp, Ltd.	6,162	783,622
Philippines 0.0%		175,351
PLDT, Inc.	6,475	175,351
South Africa 0.4%		2,072,249
Absa Group, Ltd.	54,968	254,750
Aspen Pharmacare Holdings, Ltd. (A)	40,022	309,622
FirstRand, Ltd.	23,653	53,871
Netcare, Ltd.	169,529	134,980
Remgro, Ltd.	25,779	139,004
RMB Holdings, Ltd.	18,030	1,436
Sanlam, Ltd.	87,229	308,694
Shoprite Holdings, Ltd.	19,920	121,693
Standard Bank Group, Ltd.	69,359	441,118
The Foschini Group, Ltd.	65,953	270,597
Vodacom Group, Ltd.	4,862	36,484
South Korea 2.0%		10,282,201
Coway Company, Ltd.	2,098	135,251
Hyundai Glovis Company, Ltd.	5,091	477,283
Hyundai Mobis Company, Ltd.	7,272	1,258,324
KT&G Corp.	18,725	1,270,940
Samsung Electronics Company, Ltd.	82,672	4,040,499
Samsung Fire & Marine Insurance Company, Ltd.	937	134,872
SK Telecom Company, Ltd.	13,637	2,525,713
SK Telecom Company, Ltd., ADR	21,652	439,319
Switzerland 1.4%		7,228,552
Chubb, Ltd.	17,030	2,166,897
Roche Holding AG	14,614	5,061,655
Taiwan 0.9%		4,677,413
Delta Electronics, Inc.	86,000	587,850
Taiwan Semiconductor Manufacturing Company, Ltd.	281,000	4,089,563
Thailand 0.1%		627,437
Bangkok Bank PCL	196,200	627,437
Turkey 0.3%		1,678,143
Akbank T.A.S. (A)	884,750	665,493
Haci Omer Sabanci Holding AS	277,284	332,376
KOC Holding AS	34,075	78,976
Turkcell Iletisim Hizmetleri AS	283,270	601,298
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	13

	Shares	Value
United Arab Emirates 0.0%		$45,890
First Abu Dhabi Bank PJSC	15,133	45,890
United Kingdom 1.4%		6,911,956
British American Tobacco PLC	109,415	3,615,992
Imperial Brands PLC	98,834	1,646,658
Rightmove PLC	228,535	1,649,306
United States 47.3%		240,877,876
Akamai Technologies, Inc. (A)	11,685	1,313,861
Alphabet, Inc., Class A (A)	5,386	8,014,099
Amgen, Inc.	20,894	5,112,135
Anthem, Inc.	15,478	4,237,876
Apple, Inc.	5,857	2,489,459
Archer-Daniels-Midland Company	76,807	3,289,644
AT&T, Inc.	247,176	7,311,461
Automatic Data Processing, Inc.	40,211	5,344,444
AutoZone, Inc. (A)	6,009	7,255,387
Bristol-Myers Squibb Company	120,307	7,057,209
Cadence Design Systems, Inc. (A)	53,914	5,890,105
Cerner Corp.	14,269	990,982
Cigna Corp.	40,994	7,079,254
Cisco Systems, Inc.	247,233	11,644,674
Citrix Systems, Inc.	11,293	1,612,189
Cognizant Technology Solutions Corp., Class A	90,957	6,214,182
Comcast Corp., Class A	279,890	11,979,292
CVS Health Corp.	79,794	5,022,234
DTE Energy Company	13,229	1,529,669
eBay, Inc.	114,415	6,324,861
Entergy Corp.	14,634	1,538,472
Expeditors International of Washington, Inc.	47,498	4,014,056
F5 Networks, Inc. (A)	11,720	1,592,748
FedEx Corp.	7,359	1,239,256
IBM Corp.	46,547	5,722,488
Intuit, Inc.	6,738	2,064,321
Johnson & Johnson	77,337	11,272,641
Kellogg Company	22,762	1,570,350
Laboratory Corp. of America Holdings (A)	1,576	304,042
Mastercard, Inc., Class A	17,643	5,443,395
McKesson Corp.	19,415	2,915,356
Merck & Company, Inc.	43,378	3,480,651
Microsoft Corp.	40,558	8,314,796
Monster Beverage Corp. (A)	41,463	3,254,016
NIKE, Inc., Class B	44,801	4,373,026
Oracle Corp.	146,500	8,123,425
Paychex, Inc.	57,989	4,170,569
14	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Shares	Value
United States (continued)
PepsiCo, Inc.	13,451	$1,851,665
Pfizer, Inc.	97,370	3,746,798
Prosperity Bancshares, Inc.	4,140	230,018
Public Service Enterprise Group, Inc.	63,958	3,577,811
Ross Stores, Inc.	34,865	3,126,345
Signature Bank	6,421	658,345
Simon Property Group, Inc.	30,435	1,897,622
Starbucks Corp.	65,882	5,041,949
Target Corp.	34,737	4,372,694
Texas Roadhouse, Inc.	62,102	3,489,511
The Estee Lauder Companies, Inc., Class A	18,108	3,577,054
The TJX Companies, Inc.	67,144	3,490,817
The Toro Company	44,960	3,207,896
Verizon Communications, Inc.	62,365	3,584,740
Visa, Inc., Class A	27,008	5,142,323
VMware, Inc., Class A (A)	31,868	4,468,212
Walgreens Boots Alliance, Inc.	32,580	1,326,332
Xilinx, Inc.	50,268	5,396,270

Zimmer Biomet Holdings, Inc.	26,582	3,584,849
Preferred securities 0.1%		$488,629
(Cost $622,241)
Brazil 0.1%		488,629
Banco Bradesco SA	113,590	488,629

	Rate (%)	Maturity date	Par value^	Value
U.S. Government and Agency obligations 9.8%				$49,543,393
(Cost $48,113,567)
U.S. Government 9.8%				49,543,393
U.S. Treasury
Note	0.625	05-15-30	3,580,800	3,609,754
Note	1.750	11-15-29	2,314,600	2,576,710
Note	2.000	11-15-26	5,761,400	6,355,094
Note	2.250	11-15-25	2,805,300	3,098,761
Note (D)	2.250	02-15-27	5,285,200	5,930,366
Note	2.250	08-15-27	3,287,700	3,712,276
Note (D)	2.375	05-15-29	5,733,100	6,663,833
Note	2.625	02-15-29	852,500	1,005,617
Note (D)	2.750	02-15-28	8,409,100	9,861,641
Note	2.875	05-15-28	1,685,100	1,999,740

Note	3.125	11-15-28	3,888,300	4,729,601
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	15

	Rate (%)	Maturity date		Par value^	Value

Corporate bonds 9.4%					$47,997,788
(Cost $45,270,616)
Australia 0.4%					1,921,629
Westpac Banking Corp.	0.500	05-17-24	EUR	800,000	968,902
Westpac Banking Corp.	0.750	07-22-21	EUR	800,000	952,727
Austria 0.1%					632,799
Erste Group Bank AG	0.750	01-17-28	EUR	500,000	632,799
Belgium 0.1%					388,479
Belfius Bank SA	1.000	06-12-28	EUR	300,000	388,479
Denmark 3.0%					15,161,462
Nykredit Realkredit A/S	1.000	04-01-21	DKK	18,000,000	2,871,982
Nykredit Realkredit A/S	1.000	10-01-50	DKK	6,432,741	1,015,530
Nykredit Realkredit A/S	2.000	10-01-50	DKK	13,268,049	2,171,429
Nykredit Realkredit A/S	2.500	10-01-47	DKK	5,296,464	880,133
Nykredit Realkredit A/S	3.000	10-01-47	DKK	4,166,986	705,495
Realkredit Danmark A/S	1.000	04-01-22	DKK	24,500,000	3,960,938
Realkredit Danmark A/S	1.000	04-01-24	DKK	12,000,000	1,987,339
Realkredit Danmark A/S	1.000	10-01-50	DKK	7,809,280	1,235,313
Realkredit Danmark A/S	2.000	10-01-50	DKK	2,050,347	333,303
France 3.1%					15,697,891
AXA Bank Europe SCF	0.375	03-23-23	EUR	500,000	600,220
AXA Bank Europe SCF	0.500	04-18-25	EUR	500,000	611,598
AXA Bank Europe SCF	1.375	04-18-33	EUR	700,000	972,250
AXA Home Loan SFH SA	0.010	10-16-29	EUR	200,000	239,331
AXA Home Loan SFH SA	0.050	07-05-27	EUR	600,000	721,876
BPCE SFH SA	0.375	02-10-23	EUR	1,400,000	1,681,043
BPCE SFH SA	0.625	05-29-31	EUR	600,000	764,391
BPCE SFH SA	3.750	09-13-21	EUR	1,500,000	1,847,918
Cie de Financement Foncier SA	0.625	02-10-23	EUR	600,000	724,255
Cie de Financement Foncier SA	2.000	05-07-24	EUR	1,200,000	1,538,604
Cie de Financement Foncier SA	3.500	11-05-20	EUR	900,000	1,070,813
Cie de Financement Foncier SA	4.375	04-15-21	EUR	200,000	243,379
HSBC SFH France SA	0.500	04-17-25	EUR	600,000	733,269
La Banque Postale Home Loan SFH SA	1.000	10-04-28	EUR	1,100,000	1,426,933
Societe Generale SFH SA	0.250	09-11-23	EUR	2,100,000	2,522,011
Germany 1.5%					7,664,794
Berlin Hyp AG	0.000	10-10-22	EUR	700,000	832,323
DZ HYP AG	0.500	06-16-26	EUR	2,100,000	2,596,365
DZ HYP AG	0.875	04-17-34	EUR	500,000	661,512
Landesbank Hessen-Thueringen Girozentrale	0.000	11-23-20	EUR	700,000	825,737
16	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

	Rate (%)	Maturity date		Par value^	Value
Germany (continued)
Landesbank Hessen-Thueringen Girozentrale	0.000	07-03-24	EUR	1,900,000	$2,271,727
Muenchener Hypothekenbank eG	1.375	04-16-21	EUR	400,000	477,130
Japan 0.2%					971,232
Sumitomo Mitsui Banking Corp.	0.409	11-07-29	EUR	800,000	971,232
Netherlands 0.4%					1,880,234
Cooperatieve Rabobank UA	0.875	02-08-28	EUR	500,000	640,659
de Volksbank NV	0.500	01-30-26	EUR	800,000	983,053
de Volksbank NV	0.750	10-24-31	EUR	100,000	128,349
The Netherlands Nationale-Nederlanden Bank NV	1.000	09-25-28	EUR	100,000	128,173
New Zealand 0.1%					847,390
Westpac Securities NZ, Ltd.	0.500	01-17-24	EUR	700,000	847,390
Norway 0.3%					1,750,002
DNB Boligkreditt AS	0.375	11-14-23	EUR	300,000	361,912
Eika Boligkreditt AS	0.875	02-01-29	EUR	700,000	894,240
Sparebanken Vest Boligkreditt AS	0.750	02-27-25	EUR	400,000	493,850
United Kingdom 0.2%					1,081,876
Lloyds Bank PLC	0.125	06-18-26	EUR	900,000	1,081,876

	Shares	Value
Rights 0.0%		$42,287
(Cost $0)
The Foschini Group, Ltd. (Expiration Date: 8-10-20; Strike Price: ZAR 41.90) (A)	26,381	42,287

Total investments (Cost $459,025,006) 95.5%	$486,049,670
Other assets and liabilities, net 4.5%	23,076,453
Total net assets 100.0%	$509,126,123

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Currency Abbreviations
DKK	Danish Krone
EUR	Euro
ZAR	South African Rand

Security Abbreviations and Legend
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
(A)	Non-income producing security.
(B)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	17

(C)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy. Refer to Note 2 to the financial statements.
(D)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
18	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

DERIVATIVES
FUTURES
Open contracts	Number of contracts	Position	Expiration date	Notional basis^	Notional value^	Unrealized appreciation (depreciation)
10-Year U.S. Treasury Note Futures	364	Long	Sep 2020	$50,637,567	$50,977,063	$339,496
Euro-Bund Futures	3	Long	Sep 2020	626,274	626,801	527
Euro-OAT Futures	3	Long	Sep 2020	588,282	595,667	7,385
ASX SPI 200 Index Futures	46	Short	Sep 2020	(4,772,575)	(4,827,818)	(55,243)
Canadian 10-Year Bond Futures	56	Short	Sep 2020	(6,445,897)	(6,465,639)	(19,742)
Euro STOXX 50 Index Futures	382	Short	Sep 2020	(13,935,360)	(14,255,310)	(319,950)
Euro-BOBL Futures	257	Short	Sep 2020	(40,671,999)	(40,917,531)	(245,532)
FTSE 100 Index Futures	72	Short	Sep 2020	(5,663,589)	(5,528,132)	135,457
Mini MSCI Emerging Markets Index Futures	599	Short	Sep 2020	(29,001,892)	(32,031,525)	(3,029,633)
Nikkei 225 Mini Index Futures	496	Short	Sep 2020	(10,797,482)	(10,259,241)	538,241
S&P 500 E-Mini Index Futures	486	Short	Sep 2020	(73,926,134)	(79,339,500)	(5,413,366)
						$(8,062,360)
^ Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.
FORWARD FOREIGN CURRENCY CONTRACTS
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
AUD	1,388,000	JPY	101,358,297	GSI	9/4/2020	$33,932	—
AUD	259,000	JPY	19,339,097	BNP	9/16/2020	2,284	—
AUD	1,503,000	NOK	9,990,074	BNP	9/4/2020	—	$(23,800)
AUD	3,162,000	NOK	20,984,139	GSI	9/4/2020	—	(46,456)
AUD	2,401,000	SEK	15,332,141	BNP	9/4/2020	—	(31,173)
AUD	530,000	SEK	3,320,837	JPM	9/4/2020	365	—
AUD	452,688	USD	313,235	BOA	9/3/2020	10,229	—
AUD	121,655	USD	84,448	BARC	9/3/2020	2,479	—
AUD	916,540	USD	634,255	BNP	9/3/2020	20,651	—
AUD	1,134,851	USD	777,723	GSI	9/3/2020	33,174	—
AUD	750,415	USD	528,512	JPM	9/3/2020	7,690	—
AUD	354,000	USD	253,986	JPM	9/4/2020	—	(1,037)
AUD	691,000	USD	481,381	BARC	9/16/2020	12,388	—
AUD	687,000	USD	487,767	GSI	9/16/2020	3,144	—
AUD	687,000	USD	490,336	JPM	9/16/2020	575	—
CAD	11,982,541	AUD	12,851,000	BARC	9/4/2020	—	(236,104)
CAD	11,989,775	AUD	12,851,000	GSI	9/4/2020	—	(230,703)
CAD	1,083,000	CHF	755,349	GSI	9/4/2020	—	(18,111)
CAD	586,149	GBP	343,000	GSI	9/4/2020	—	(11,432)
CAD	3,397,000	JPY	267,312,834	GSI	9/4/2020	10,137	—
CAD	969,000	NOK	6,691,518	GSI	9/4/2020	—	(11,815)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	19

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
CAD	357,000	SEK	2,424,298	BOA	9/4/2020	—	$(9,654)
CAD	571,000	USD	421,396	BARC	9/3/2020	$4,927	—
CAD	1,815,000	USD	1,346,757	BNP	9/3/2020	8,368	—
CAD	1,696,979	USD	1,249,948	GSI	9/3/2020	17,059	—
CAD	314,000	USD	229,018	JPM	9/3/2020	5,423	—
CAD	244,594	USD	180,962	BOA	9/4/2020	1,659	—
CAD	1,886,634	USD	1,395,000	BNP	9/4/2020	13,613	—
CAD	2,961,209	USD	2,197,000	GSI	9/4/2020	13,919	—
CAD	8,308,144	USD	6,131,000	JPM	9/4/2020	72,087	—
CAD	1,045,145	USD	771,000	JPM	9/16/2020	9,359	—
CHF	252,311	CAD	360,000	BNP	9/4/2020	7,362	—
CHF	93,000	USD	98,114	BOA	9/3/2020	3,669	—
CHF	529,000	USD	563,047	BARC	9/3/2020	15,912	—
CHF	135,000	USD	140,752	BNP	9/3/2020	6,997	—
CHF	1,481,000	USD	1,565,554	GSI	9/3/2020	55,310	—
CHF	411,000	USD	446,354	JPM	9/3/2020	3,460	—
CHF	32,030,747	USD	33,392,667	BOA	9/4/2020	1,664,086	—
DKK	1,932,000	USD	290,801	BOA	9/3/2020	15,001	—
DKK	1,797,000	USD	270,493	BARC	9/3/2020	13,940	—
DKK	954,000	USD	143,771	BNP	9/3/2020	7,230	—
DKK	2,073,000	USD	313,999	GSI	9/3/2020	14,121	—
DKK	1,276,000	USD	198,770	JPM	9/3/2020	3,199	—
DKK	17,737,000	USD	2,793,950	JPM	9/4/2020	13,568	—
EUR	6,485,000	CHF	6,997,578	JPM	9/4/2020	—	(14,501)
EUR	664,000	JPY	80,623,212	BOA	9/4/2020	20,781	—
EUR	260,000	JPY	31,521,230	BARC	9/4/2020	8,592	—
EUR	6,346,000	JPY	778,159,247	GSI	9/4/2020	126,558	—
EUR	588,000	SEK	6,201,283	BOA	9/4/2020	—	(13,411)
EUR	29,246,620	USD	31,875,352	BOA	8/4/2020	2,575,804	—
EUR	5,010,910	USD	5,649,557	BARC	8/4/2020	253,062	—
EUR	4,863,000	USD	5,371,685	GSI	8/4/2020	356,702	—
EUR	906,000	USD	992,646	JPM	8/4/2020	74,580	—
EUR	3,991,393	USD	4,508,140	BOA	9/3/2020	196,583	—
EUR	9,470,069	USD	10,926,547	BARC	9/3/2020	235,984	—
EUR	801,030	USD	904,126	BNP	9/3/2020	40,062	—
EUR	29,853,730	USD	35,264,797	GSI	9/3/2020	—	(75,696)
EUR	225,700	USD	260,535	JPM	9/3/2020	5,502	—
EUR	1,870,200	USD	2,106,668	BOA	9/4/2020	97,819	—
EUR	23,611,000	USD	26,911,933	BARC	9/4/2020	919,379	—
EUR	1,600,000	USD	1,863,259	BNP	9/4/2020	22,731	—
EUR	394,000	USD	456,753	GSI	9/4/2020	7,672	—
20	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
EUR	2,329,000	USD	2,673,403	JPM	9/4/2020	$71,890	—
GBP	294,000	CHF	348,137	BNP	9/4/2020	3,888	—
GBP	532,948	EUR	593,000	JPM	9/4/2020	—	$(1,242)
GBP	562,000	JPY	75,510,713	BOA	9/4/2020	22,199	—
GBP	409,000	SEK	4,772,721	GSI	9/4/2020	—	(8,280)
GBP	230,016	USD	289,609	BOA	9/3/2020	11,534	—
GBP	4,535,553	USD	5,675,626	BARC	9/3/2020	262,439	—
GBP	974,552	USD	1,224,174	BNP	9/3/2020	51,735	—
GBP	938,837	USD	1,182,461	GSI	9/3/2020	46,689	—
GBP	225,202	USD	292,983	JPM	9/3/2020	1,858	—
GBP	284,291	USD	357,199	BOA	9/4/2020	15,004	—
HKD	766,000	USD	98,798	BNP	9/3/2020	39	—
HKD	2,971,000	USD	383,217	GSI	9/3/2020	131	—
HKD	925,000	USD	119,211	JPM	9/3/2020	142	—
JPY	289,775,129	AUD	3,830,000	GSI	9/4/2020	1,727	—
JPY	46,433,203	EUR	384,000	GSI	9/4/2020	—	(13,835)
JPY	304,009,793	NZD	4,343,000	BNP	9/4/2020	—	(7,464)
JPY	178,026,000	SEK	15,578,984	JPM	9/4/2020	—	(92,536)
JPY	118,057,000	USD	1,100,156	JPM	9/3/2020	15,487	—
JPY	80,528,000	USD	750,098	BOA	9/4/2020	10,906	—
JPY	34,624,000	USD	324,242	BARC	9/4/2020	2,961	—
JPY	256,704,000	USD	2,392,491	BNP	9/4/2020	33,409	—
JPY	371,291,000	USD	3,436,621	GSI	9/4/2020	72,147	—
JPY	9,263,678,062	USD	86,122,600	JPM	9/4/2020	1,420,865	—
JPY	1,123,978,103	USD	10,505,960	BARC	9/16/2020	117,718	—
NOK	5,738,000	SEK	5,522,803	GSI	9/4/2020	1,307	—
NOK	26,948,445	USD	2,824,703	BARC	9/4/2020	136,526	—
NZD	648,031	GBP	338,000	BNP	9/4/2020	—	(12,726)
NZD	687,000	JPY	47,525,135	JPM	9/16/2020	6,439	—
NZD	4,582,000	SEK	27,750,974	GSI	9/4/2020	—	(122,744)
NZD	442,000	USD	295,584	JPM	9/16/2020	—	(2,435)
SEK	2,459,224	CHF	258,000	BNP	9/4/2020	—	(2,194)
SEK	3,000,337	JPY	36,150,000	JPM	9/4/2020	204	—
SEK	3,858,964	NOK	3,911,000	BOA	9/4/2020	9,892	—
SEK	106,428,490	USD	11,396,553	BOA	9/4/2020	728,847	—
SEK	5,227,708	USD	567,000	GSI	9/4/2020	28,593	—
USD	77,916	AUD	113,204	BOA	9/3/2020	—	(2,973)
USD	276,855	AUD	396,568	BARC	9/3/2020	—	(6,509)
USD	753,030	AUD	1,087,199	BNP	9/3/2020	—	(23,818)
USD	32,682	AUD	45,867	GSI	9/3/2020	—	(92)
USD	1,550,287	AUD	2,277,701	JPM	9/3/2020	—	(77,223)
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	21

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	579,708	AUD	828,000	GSI	9/4/2020	—	$(11,934)
USD	19,468,955	AUD	28,385,585	JPM	9/4/2020	—	(813,775)
USD	12,668,913	AUD	18,411,148	GSI	9/16/2020	—	(487,175)
USD	36,695	CAD	50,000	BOA	9/3/2020	—	(636)
USD	397,814	CAD	538,000	BNP	9/3/2020	—	(3,871)
USD	11,539,744	CAD	15,821,664	GSI	9/3/2020	—	(273,110)
USD	27,716	CAD	38,000	JPM	9/3/2020	—	(656)
USD	70,481,799	CAD	95,265,455	BOA	9/4/2020	—	(645,990)
USD	665,000	CAD	909,396	BNP	9/4/2020	—	(13,980)
USD	1,740,953	CAD	2,364,491	JPM	9/16/2020	—	(24,499)
USD	48,845	CHF	45,891	BARC	9/3/2020	—	(1,380)
USD	47,847	CHF	45,000	BNP	9/3/2020	—	(1,403)
USD	7,436,728	CHF	7,110,000	GSI	9/3/2020	—	(344,735)
USD	157,111	CHF	144,000	JPM	9/3/2020	—	(488)
USD	5,792,000	CHF	5,473,399	BOA	9/4/2020	—	(198,482)
USD	615,000	CHF	576,410	BNP	9/4/2020	—	(15,864)
USD	6,798,000	CHF	6,237,588	JPM	9/4/2020	—	(28,865)
USD	554,786	DKK	3,634,000	BOA	9/3/2020	—	(20,412)
USD	6,460,973	DKK	43,163,000	JPM	9/3/2020	—	(370,972)
USD	17,104,802	DKK	113,925,000	JPM	9/4/2020	—	(927,929)
USD	30,443,184	EUR	27,974,620	BOA	8/4/2020	—	(2,509,615)
USD	1,412,902	EUR	1,256,000	BARC	8/4/2020	—	(66,608)
USD	629,934	EUR	535,000	BNP	8/4/2020	—	(271)
USD	2,425,547	EUR	2,207,000	GSI	8/4/2020	—	(174,196)
USD	653,543	EUR	593,000	JPM	8/4/2020	—	(44,984)
USD	75,833,910	EUR	67,994,085	BOA	9/3/2020	—	(4,311,880)
USD	54,045	EUR	47,627	BARC	9/3/2020	—	(2,093)
USD	48,100	EUR	42,852	BNP	9/3/2020	—	(2,411)
USD	26,200,121	EUR	22,211,480	GSI	9/3/2020	$19,070	—
USD	23,538	EUR	20,974	JPM	9/3/2020	—	(1,185)
USD	112,338,018	EUR	100,346,386	BOA	9/4/2020	—	(5,944,632)
USD	1,977,267	EUR	1,744,000	BNP	9/4/2020	—	(78,462)
USD	1,418,024	EUR	1,255,000	GSI	9/4/2020	—	(61,299)
USD	771,733	EUR	685,000	JPM	9/4/2020	—	(35,707)
USD	235,894	GBP	191,138	BOA	9/3/2020	—	(14,349)
USD	678,774	GBP	539,275	BARC	9/3/2020	—	(27,259)
USD	268,835	GBP	214,340	BNP	9/3/2020	—	(11,784)
USD	15,281,292	GBP	12,316,567	GSI	9/3/2020	—	(843,879)
USD	43,629	GBP	34,000	JPM	9/3/2020	—	(885)
USD	6,727,053	GBP	5,353,990	BOA	9/4/2020	—	(282,567)
USD	148,247	HKD	1,150,000	BOA	9/3/2020	—	(137)
22	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

FORWARD FOREIGN CURRENCY CONTRACTS (continued)
Contract to buy		Contract to sell		Counterparty (OTC)	Contractual settlement date	Unrealized appreciation	Unrealized depreciation
USD	1,985,675	HKD	15,417,000	BNP	9/3/2020	—	$(3,577)
USD	523,104	HKD	4,056,000	GSI	9/3/2020	—	(241)
USD	658,376	JPY	70,786,000	JPM	9/3/2020	—	(10,555)
USD	7,312,776	JPY	788,153,636	BOA	9/4/2020	—	(135,421)
USD	743,496	JPY	78,822,430	BARC	9/4/2020	—	(1,391)
USD	6,731,039	JPY	724,539,667	BNP	9/4/2020	—	(115,994)
USD	10,038,745	JPY	1,074,022,229	GSI	9/4/2020	—	(110,962)
USD	23,194,900	JPY	2,494,199,052	JPM	9/4/2020	—	(375,740)
USD	346,000	JPY	36,901,488	GSI	9/16/2020	—	(2,788)
USD	7,733,470	NZD	12,247,276	JPM	9/4/2020	—	(389,305)
USD	10,799,123	NZD	16,743,564	GSI	9/16/2020	—	(305,730)
USD	6,633,398	SEK	61,947,021	BOA	9/4/2020	—	(424,228)
USD	6,114,000	SEK	57,271,898	BARC	9/4/2020	—	(410,989)
USD	361,000	SEK	3,355,508	BNP	9/4/2020	—	(21,293)
						$10,142,774	$(22,006,537)

Derivatives Currency Abbreviations
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
SEK	Swedish Krona
USD	U.S. Dollar

Derivatives Abbreviations
BARC	Barclays Bank PLC
BNP	BNP Paribas
BOA	Bank of America, N.A.
GSI	Goldman Sachs International
JPM	JPMorgan Chase Bank, N.A.
OTC	Over-the-counter
At 7-31-20, the aggregate cost of investments for federal income tax purposes was $446,922,612. Net unrealized appreciation aggregated to $19,200,935, of which $57,689,554 related to gross unrealized appreciation and $38,488,619 related to gross unrealized depreciation.
See Notes to financial statements regarding investment transactions and other derivatives information.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	23

Financial statements
STATEMENT OF ASSETS AND LIABILITIES 7-31-20

Assets
Unaffiliated investments, at value (Cost $459,025,006)	$486,049,670
Unrealized appreciation on forward foreign currency contracts	10,142,774
Receivable for futures variation margin	383,094
Cash	13,856,145
Foreign currency, at value (Cost $6,298,009)	6,351,725
Collateral held at broker for futures contracts	13,938,249
Dividends and interest receivable	3,283,295
Receivable for fund shares sold	220,148
Receivable for investments sold	471,832
Other assets	99,675
Total assets	534,796,607
Liabilities
Unrealized depreciation on forward foreign currency contracts	22,006,537
Payable for investments purchased	3,011,451
Payable for fund shares repurchased	345,520
Payable to affiliates
Accounting and legal services fees	24,348
Transfer agent fees	38,248
Distribution and service fees	188
Other liabilities and accrued expenses	244,192
Total liabilities	25,670,484
Net assets	$509,126,123
Net assets consist of
Paid-in capital	$1,061,103,176
Total distributable earnings (loss)	(551,977,053)
Net assets	$509,126,123

Net asset value per share
Based on net asset value and shares outstanding - the fund has an unlimited number of shares authorized with no par value
Class A ($40,847,008 ÷ 4,509,090 shares)[1]	$9.06
Class C ($34,319,035 ÷ 3,893,798 shares)[1]	$8.81
Class I ($274,114,438 ÷ 29,833,126 shares)	$9.19
Class R2 ($1,190,181 ÷ 132,035 shares)	$9.01
Class R6 ($105,881,229 ÷ 11,468,388 shares)	$9.23
Class NAV ($52,774,232 ÷ 5,719,610 shares)	$9.23
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$9.54

[1]	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
[2]	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
24	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS For the year ended  7-31-20

Investment income
Dividends	$11,342,674
Interest	2,088,333
Less foreign taxes withheld	(613,527)
Total investment income	12,817,480
Expenses
Investment management fees	5,749,289
Distribution and service fees	552,016
Accounting and legal services fees	77,471
Transfer agent fees	550,032
Trustees' fees	6,952
Custodian fees	222,547
State registration fees	92,927
Printing and postage	78,660
Professional fees	191,752
Other	108,700
Total expenses	7,630,346
Less expense reductions	(41,860)
Net expenses	7,588,486
Net investment income	5,228,994
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	35,862,153
Futures contracts	(17,040,263)
Forward foreign currency contracts	1,685,752
Written options	363,476
Swap contracts	9,450,485
30,321,603
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(4,232,851)
Futures contracts	(2,985,129)
Forward foreign currency contracts	(13,862,439)
Written options	(234,081)
Swap contracts	(8,556,470)
(29,870,970)
Net realized and unrealized gain	450,633
Increase in net assets from operations	$5,679,627
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	25

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-20	Year ended 7-31-19
Increase (decrease) in net assets
From operations
Net investment income	$5,228,994	$43,813,084
Net realized gain	30,321,603	55,351,532
Change in net unrealized appreciation (depreciation)	(29,870,970)	(91,308,763)
Increase in net assets resulting from operations	5,679,627	7,855,853
Distributions to shareholders
From earnings
Class A	(7,249,302)	—
Class C	(7,396,250)	—
Class I	(74,709,636)	—
Class R2	(106,878)	—
Class R6	(22,147,213)	—
Class NAV	(4,683,945)	—
Total distributions	(116,293,224)	—
From fund share transactions	(200,760,016)	(2,996,015,289)
Total decrease	(311,373,613)	(2,988,159,436)
Net assets
Beginning of year	820,499,736	3,808,659,172
End of year	$509,126,123	$820,499,736
26	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Financial highlights
CLASS A SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$10.54	$10.12	$10.30	$9.94	$11.27
Net investment income[1]	0.06	0.20	0.14	0.06	0.04
Net realized and unrealized gain (loss) on investments	0.02	0.22	(0.32)	0.30	(0.69)
Total from investment operations	0.08	0.42	(0.18)	0.36	(0.65)
Less distributions
From net investment income	(1.56)	—	—	—	(0.68)
Net asset value, end of period	$9.06	$10.54	$10.12	$10.30	$9.94
Total return (%)[2,3]	0.89	4.15	(1.75)	3.62	(6.00)
Ratios and supplemental data
Net assets, end of period (in millions)	$41	$51	$114	$194	$1,047
Ratios (as a percentage of average net assets):
Expenses before reductions	1.53	1.69	1.65	1.65	1.64
Expenses including reductions	1.52	1.69	1.64	1.64	1.63
Net investment income	0.65	2.02	1.35	0.57	0.34
Portfolio turnover (%)	217 [4]	50	59	59	80

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Does not reflect the effect of sales charges, if any.
[4]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	27

CLASS C SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$10.29	$9.95	$10.19	$9.91	$11.23
Net investment income (loss)[1]	(0.01)	0.13	0.06	— [2]	(0.04)
Net realized and unrealized gain (loss) on investments	0.01	0.21	(0.30)	0.28	(0.67)
Total from investment operations	—	0.34	(0.24)	0.28	(0.71)
Less distributions
From net investment income	(1.48)	—	—	—	(0.61)
Net asset value, end of period	$8.81	$10.29	$9.95	$10.19	$9.91
Total return (%)[3,4]	0.23	3.42	(2.36)	2.83	(6.61)
Ratios and supplemental data
Net assets, end of period (in millions)	$34	$52	$91	$162	$309
Ratios (as a percentage of average net assets):
Expenses before reductions	2.23	2.39	2.35	2.35	2.34
Expenses including reductions	2.22	2.39	2.34	2.34	2.33
Net investment income (loss)	(0.07)	1.35	0.61	(0.05)	(0.35)
Portfolio turnover (%)	217 [5]	50	59	59	80

[1]	Based on average daily shares outstanding.
[2]	Less than $0.005 per share.
[3]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[4]	Does not reflect the effect of sales charges, if any.
[5]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
28	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS I SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$10.67	$10.22	$10.36	$9.97	$11.30
Net investment income[1]	0.09	0.22	0.17	0.10	0.07
Net realized and unrealized gain (loss) on investments	0.02	0.23	(0.31)	0.29	(0.68)
Total from investment operations	0.11	0.45	(0.14)	0.39	(0.61)
Less distributions
From net investment income	(1.59)	—	—	—	(0.72)
Net asset value, end of period	$9.19	$10.67	$10.22	$10.36	$9.97
Total return (%)[2]	1.22	4.40	(1.35)	3.91	(5.67)
Ratios and supplemental data
Net assets, end of period (in millions)	$274	$535	$2,413	$3,481	$5,316
Ratios (as a percentage of average net assets):
Expenses before reductions	1.23	1.41	1.35	1.33	1.32
Expenses including reductions	1.22	1.40	1.35	1.33	1.31
Net investment income	0.95	2.21	1.66	1.01	0.67
Portfolio turnover (%)	217 [3]	50	59	59	80

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	29

CLASS R2 SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$10.49	$10.08	$10.27	$9.92	$11.25
Net investment income[1]	0.06	0.20	0.12	0.08	0.01
Net realized and unrealized gain (loss) on investments	0.01	0.21	(0.31)	0.27	(0.66)
Total from investment operations	0.07	0.41	(0.19)	0.35	(0.65)
Less distributions
From net investment income	(1.55)	—	—	—	(0.68)
Net asset value, end of period	$9.01	$10.49	$10.08	$10.27	$9.92
Total return (%)[2]	0.82	4.07	(1.85)	3.53	(6.08)
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	$1	$2	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.58	1.78	1.75	1.72	1.75
Expenses including reductions	1.57	1.77	1.74	1.71	1.74
Net investment income	0.62	1.99	1.17	0.78	0.09
Portfolio turnover (%)	217 [3]	50	59	59	80

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
30	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

CLASS R6 SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$10.71	$10.24	$10.38	$9.97	$11.30
Net investment income[1]	0.10	0.24	0.19	0.11	0.09
Net realized and unrealized gain (loss) on investments	0.02	0.23	(0.33)	0.30	(0.69)
Total from investment operations	0.12	0.47	(0.14)	0.41	(0.60)
Less distributions
From net investment income	(1.60)	—	—	—	(0.73)
Net asset value, end of period	$9.23	$10.71	$10.24	$10.38	$9.97
Total return (%)[2]	1.34	4.59	(1.35)	4.11	(5.55)
Ratios and supplemental data
Net assets, end of period (in millions)	$106	$150	$546	$693	$639
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.29	1.26	1.24	1.23
Expenses including reductions	1.11	1.29	1.24	1.22	1.20
Net investment income	1.05	2.33	1.79	1.08	0.81
Portfolio turnover (%)	217 [3]	50	59	59	80

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
SEE NOTES TO FINANCIAL STATEMENTS	ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	31

CLASS NAV SHARES Period ended	7-31-20	7-31-19	7-31-18	7-31-17	7-31-16
Per share operating performance
Net asset value, beginning of period	$10.71	$10.23	$10.37	$9.96	$11.29
Net investment income[1]	0.10	0.21	0.19	0.11	0.08
Net realized and unrealized gain (loss) on investments	0.02	0.27	(0.33)	0.30	(0.68)
Total from investment operations	0.12	0.48	(0.14)	0.41	(0.60)
Less distributions
From net investment income	(1.60)	—	—	—	(0.73)
Net asset value, end of period	$9.23	$10.71	$10.23	$10.37	$9.96
Total return (%)[2]	1.34	4.59	(1.35)	4.12	(5.56)
Ratios and supplemental data
Net assets, end of period (in millions)	$53	$32	$643	$936	$1,119
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	1.28	1.24	1.22	1.21
Expenses including reductions	1.10	1.27	1.23	1.22	1.20
Net investment income	1.10	2.07	1.81	1.12	0.75
Portfolio turnover (%)	217 [3]	50	59	59	80

[1]	Based on average daily shares outstanding.
[2]	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
[3]	Increase in portfolio turnover rate resulted from repositioning of the portfolio during the period in accordance with investment policy changes approved by the Board of Trustees.
32	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS

Notes to financial statements
Note 1—Organization
John Hancock Multi-Asset Absolute Return Fund (formerly known as John Hancock Global Absolute Return Strategies Fund) (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term total return.
The fund may offer multiple classes of shares. The shares currently outstanding are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement and 529 plans. Class R6 shares are only available to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds, retirement plans for employees of John Hancock and/or Manulife Financial Corporation, and certain 529 plans. Class C shares convert to Class A shares ten years after purchase (certain exclusions may apply). Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.
Effective August 28, 2019, the fund changed its name to John Hancock Multi-Asset Absolute Return Fund.
Note 2—Significant accounting policies
The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.
Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:
Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 P.M., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.
In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded or closed-end funds, are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are typically valued based on evaluated prices provided by an independent pricing vendor. Independent pricing vendors utilize matrix pricing, which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are typically valued at the last traded price on the exchange on which they trade. Foreign equity index futures that trade in the electronic trading market subsequent to the close of regular trading may be valued at the last traded price in the electronic trading market as of 4:00 P.M. ET, or may be fair valued based on fair value adjustment factors provided by an independent pricing vendor in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE. Forward foreign currency contracts are valued at the prevailing forward rates which are based on foreign currency exchange spot rates and forward points supplied by an independent pricing vendor. Foreign securities and currencies are valued in U.S. dollars based on foreign currency exchange rates supplied by an independent pricing vendor.
ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	33

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.
Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.
The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities, including registered investment companies. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.
The following is a summary of the values by input classification of the fund's investments as of July 31, 2020, by major security category or type:
	Total value at 7-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Investments in securities:
Assets
Common stocks
Brazil	$867,509	$867,509	—	—
Canada	8,327,686	8,327,686	—	—
China	16,019,021	2,394,982	$13,587,443	$36,596
Denmark	5,936,825	—	5,936,825	—
France	15,122,393	—	15,122,393	—
Germany	10,889,838	—	10,889,838	—
Hong Kong	6,968,302	—	6,968,302	—
India	7,206,580	6,698,881	507,699	—
Indonesia	1,984,694	—	1,984,694	—
Ireland	13,160,816	13,160,816	—	—
Israel	6,555,053	6,555,053	—	—
34	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT

	Total value at 7-31-20	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Italy	$1,594,747	—	$1,594,747	—
Japan	16,574,610	—	16,574,610	—
Malaysia	943,192	—	943,192	—
Mexico	465,617	$465,617	—	—
Peru	783,622	783,622	—	—
Philippines	175,351	—	175,351	—
South Africa	2,072,249	—	2,072,249	—
South Korea	10,282,201	439,319	9,842,882	—
Switzerland	7,228,552	2,166,897	5,061,655	—
Taiwan	4,677,413	—	4,677,413	—
Thailand	627,437	—	627,437	—
Turkey	1,678,143	—	1,678,143	—
United Arab Emirates	45,890	—	45,890	—
United Kingdom	6,911,956	—	6,911,956	—
United States	240,877,876	240,877,876	—	—
Preferred securities	488,629	488,629	—	—
U.S. Government and Agency obligations	49,543,393	—	49,543,393	—
Corporate bonds	47,997,788	—	47,997,788	—
Rights	42,287	42,287	—	—
Total investments in securities	$486,049,670	$283,269,174	$202,743,900	$36,596
Derivatives:
Assets
Futures	$1,021,106	$1,021,106	—	—
Forward foreign currency contracts	10,142,774	—	$10,142,774	—
Liabilities
Futures	(9,083,466)	(9,083,466)	—	—
Forward foreign currency contracts	(22,006,537)	—	(22,006,537)	—
Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.
Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of certain foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.
ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	35

Foreign investing. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments. Foreign investments are subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.
Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors.
Foreign taxes. The fund may be subject to withholding tax on income, capital gains or repatriation taxes imposed by certain countries, a portion of which may be recoverable. Foreign taxes are accrued based upon the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Taxes are accrued based on gains realized by the fund as a result of certain foreign security sales. In certain circumstances, estimated taxes are accrued based on unrealized appreciation of such securities. Investment income is recorded net of foreign withholding taxes.
Overdraft. The fund may have the ability to borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.
Line of credit. Effective June 25, 2020, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund and subject to the needs of all other affiliated funds, the fund can borrow up to an aggregate commitment amount of $850 million, subject to asset coverage and other limitations as specified in the agreement. Each participating fund paid an upfront fee in connection with this line of credit agreement, which is charged based on a combination of fixed and asset based allocations and amortized over 365 days. Prior to June 25, 2020, the fund and other affiliated funds had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. For the year ended July 31, 2020, the fund had no borrowings under the line of credit. Commitment fees for the year ended July 31, 2020 were $4,043.
Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund’s relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.
Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are charged daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.
Change in accounting principle. Accounting Standards Update (ASU) 2017-08, Premium Amortization on Purchased Callable Debt Securities, shortens the premium amortization period for purchased non contingently callable debt securities and is effective for public companies with fiscal years beginning after December 15, 2018. Adoption of the ASU did not have a material impact to the fund.
36	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.
For federal income tax purposes, as of July 31, 2020, the fund has a short-term capital loss carryforward of $574,900,433 available to offset future net realized capital gains. This carryforward does not expire.
As of July 31, 2020, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.
Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends annually. Capital gain distributions, if any, are typically distributed annually.
The tax character of distributions for the years ended July 31, 2020 and 2019 was as follows:
	July 31, 2020	July 31, 2019
Ordinary income	$116,293,224	—
Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2020, the components of distributable earnings on a tax basis consisted of $3,401,904 of undistributed ordinary income.
Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.
Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, wash sale loss deferrals, derivative transactions and amortization and accretion on debt securities.
Note 3—Derivative instruments
The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.
Derivatives which are typically traded through the OTC market are regulated by the Commodity Futures Trading Commission (the CFTC). Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the
ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	37

agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.
As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund, if any, is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund, if any, for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.
Certain derivatives are traded or cleared on an exchange or central clearinghouse. Exchange-traded or centrally-cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.
Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Futures are traded on an exchange and cleared through a central clearinghouse. Risks related to the use of futures contracts include possible illiquidity of the futures markets and contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.
Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is set by the broker and is generally based on a percentage of the contract value. The margin deposit must then be maintained at the established level over the life of the contract. Cash that has been pledged by the fund is detailed in the Statement of assets and liabilities as Collateral held at broker for futures contracts. Securities pledged by the fund, if any, are identified in the Fund's investments. Subsequent payments, referred to as variation margin, are made or received by the fund periodically and are based on changes in the market value of open futures contracts. Futures contracts are marked-to-market daily and unrealized gain or loss is recorded by the fund. Receivable for futures variation margin is included on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
During the year ended July 31, 2020, the fund used futures contracts to manage against anticipated changes in certain securities markets and interest rates, gain exposure to certain securities markets and manage duration of the fund. The fund held futures contracts with USD notional values ranging $245.8 million to $332.1 million, as measured at each quarter end.
Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Forwards are typically traded OTC. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, and the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.
The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the
38	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT

fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.
During the year ended July 31, 2020, the fund used forward foreign currency contracts to manage against changes in foreign currency exchange rates and gain exposure to foreign currency. The fund held forward foreign currency contracts with USD notional values ranging $762.2 million to $1.3 billion, as measured at each quarter end.
Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.
When the fund purchases an option, the premium paid is included in the Fund's investments and subsequently “marked-to-market” to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, it realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently “marked-to-market” to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.
During the year ended July 31, 2020, the fund used purchased options contracts to manage against anticipated currency exchange rates and changes in securities markets, gain exposure to foreign currency exchange rates and certain securities markets.. The fund held purchased options contracts with market values ranging up to $6.3 million, as measured at each quarter end. There were no open purchased options contracts as of July 31, 2020.
During the year ended July 31, 2020, the fund wrote option contracts to manage against anticipated changes in certain securities markets and gain exposure to certain securities markets. The fund held written option contracts with market values ranging up to $2.4 million, as measured at each quarter end. There were no open written option contracts as of July 31, 2020.
Swaps. Swap agreements are agreements between the fund and a counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.
Upfront payments made/received by the fund, if any, are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.
ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	39

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may provide outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In addition to interest rate risk, market risks may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.
Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.
During the year ended July 31, 2020, the fund used interest rate swap contracts to manage duration of the fund, manage against anticipated interest rate changes and gain exposure to treasuries markets. The fund held interest rate swaps with total USD notional amounts ranging up to $1.0 billion, as measured at each quarter end. There were no open interest rate swap contracts as of July 31, 2020.
Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a “guarantor” (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.
Credit default swaps — Buyer
During the year ended July 31, 2020, the fund used credit default swap contracts as a buyer to manage against potential credit events. The fund held credit default swaps with total USD notional amounts ranging up to $12.8 million, as measured at each quarter end. There were no open CDS contracts where the fund acted as buyer as of July 31, 2020.
Credit default swaps — Seller
Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity’s creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.
For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. A deterioration of the referenced entity’s creditworthiness would indicate a greater likelihood of a credit event occurring and result in increasing market values, in absolute terms when compared to the notional amount of the swap. The maximum potential amount of future payments (undiscounted) that the fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.
During the year ended July 31, 2020, the fund used credit default swap contracts as a seller to gain credit exposure to an issuer or index. The fund held credit default swaps with total USD notional amounts ranging up to $217.9 million, as measured at each quarter end. There were no open CDS contracts where the fund acted as seller as of July 31, 2020.
40	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT

Inflation swaps. In an inflation swap, one party pays a fixed rate on a notional principal amount while the other party pays a floating rate linked to an inflation index on that same notional amount. The party paying the floating rate pays the inflation adjusted rate multiplied by the notional principal amount. If the average inflation rate over the term of the swap is the same as the fixed rate of the swap, the two legs will have the same value and the swap will break even.
During the year ended July 31, 2020, the fund used inflation swaps to manage inflation of the fund and manage against changes in inflation. The fund held inflation swaps with total USD notional amounts ranging up to $204.5 million, as measured at each quarter end. There were no open inflation swaps as of July 31, 2020.
Variance swaps. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a “fixed rate” or strike price payment for the “floating rate” or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the price variance is less than the strike price. As a payer of the realized price variance the fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.
During the year ended July 31, 2020, the fund used variance swaps to manage against volatility. The fund held variance swaps with total USD notional amounts ranging up to $2.7 million, as measured at each quarter end. There were no open variance swaps as of July 31, 2020.
Fair value of derivative instruments by risk category
The table below summarizes the fair value of derivatives held by the fund at July 31, 2020 by risk category:
Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Interest rate	Receivable/payable for futures variation margin	Futures [1]	$347,408	$(265,274)
Equity	Receivable/payable for futures variation margin	Futures [1]	673,698	(8,818,192)
Currency	Unrealized appreciation / depreciation on forward foreign currency contracts	Forward foreign currency contracts	10,142,774	(22,006,537)
			$11,163,880	$(31,090,003)

[1]	Reflects cumulative appreciation/depreciation on futures as disclosed in Fund's investments. Only the year end variation margin is separately disclosed on the Statement of assets and liabilities.
For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The tables below reflect the fund's exposure to OTC derivative transactions and exposure to counterparties subject to an ISDA:
OTC Financial Instruments	Asset	Liability
Forward foreign currency contracts	$10,142,774	$(22,006,537)
Totals	$10,142,774	$(22,006,537)

ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	41

Counterparty	Total Market Value of OTC Derivatives	Collateral Posted by Counterparty	Collateral Posted by Fund	Net Exposure

Bank of America, N.A.	($9,130,374)	—	$9,130,374	—
Barclays Bank PLC	1,233,974	$1,233,974	—	—
BNP Paribas	(151,716)	—	—	($151,716)
Goldman Sachs International	(2,313,821)	—	2,206,412	(107,409)
JPMorgan Chase Bank, N.A.	(1,501,826)	—	1,146,461	(355,365)
Totals	($11,863,763)	$1,233,974	$12,483,247	($614,490)
Effect of derivative instruments on the Statement of operations
The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2020:
	Statement of operations location - Net realized gain (loss) on:
Risk	Unaffiliated investments and foreign currency transactions[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Interest rate	—	$(6,306,537)	—	—	$9,532,212	$3,225,675
Currency	$511,982	—	$1,685,752	—	—	2,197,734
Credit	—	—	—	—	2,319,709	2,319,709
Equity	(2,415,138)	(10,733,726)	—	$363,476	(2,401,436)	(15,186,824)
Total	$(1,903,156)	$(17,040,263)	$1,685,752	$363,476	$9,450,485	$(7,443,706)

[1]	Realized gain/loss associated with purchased options is included in this caption on the Statement of operations.
The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2020:
	Statement of operations location - Change in net unrealized appreciation (depreciation) of:
Risk	Unaffiliated investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Forward foreign currency contracts	Written options	Swap contracts	Total
Interest rate	—	$4,925,317	—	—	$(9,471,784)	$(4,546,467)
Currency	$(398,525)	—	$(13,862,439)	—	—	(14,260,964)
Credit	—	—	—	—	(1,642,575)	(1,642,575)
Equity	483,955	(7,910,446)	—	$(234,081)	2,557,889	(5,102,683)
Total	$85,430	$(2,985,129)	$(13,862,439)	$(234,081)	$(8,556,470)	$(25,552,689)

[1]	Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.
42	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT

Note 4—Guarantees and indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.
Note 5—Fees and transactions with affiliates
John Hancock Investment Management LLC (the Advisor) serves as investment advisor for the fund. John Hancock Investment Management Distributors LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, principally owned subsidiaries of Manulife Financial Corporation.
Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.050% of the first $200 million of the fund’s average daily net assets; and (b) 1.000% of the next $300 million of the fund’s average daily net assets provided that net assets are less than or equal to $500 million. If net assets exceed $500 million, the following rates apply; (a) 0.950% of the first $2.0 billion of the fund’s average daily net assets; (b) 0.920% of the next $2.0 billion of the fund’s average daily net assets; and (c) 0.900% of the fund’s average daily net assets in excess of $4.0 billion. Prior to August 28, 2019, the annual rates were (a) 1.300% of the first $200 million of the fund’s average daily net assets; and (b) 1.250% of the next $300 million of the fund’s average daily net assets provided that net assets were less than or equal to $500 million. If net assets exceeded $500 million, the following rates applied; (a) 1.200% of the first $3.0 billion of the fund’s average daily net assets; (b) 1.150% of the next $2.5 billion of the fund’s average daily net assets; (c) 1.120% of the next $1.5 billion of the fund’s average daily net assets; (d) 1.100% of the next $3.0 billion of the fund’s average daily net assets; and (e) 1.070% of the fund’s average daily net assets in excess of $10.0 billion. The Advisor has a subadvisory agreement with Nordea Investment Management North America, Inc. Effective August 28, 2019, Standard Life Investments (Corporate Funds) Limited was replaced by Nordea Investment Management North America, Inc. as the fund's subadvisor. The fund is not responsible for payment of the subadvisory fees.
The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2020, this waiver amounted to 0.01% of the fund’s average daily net assets. This arrangement expires on July 31, 2022, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.
For the year ended July 31, 2020, the expense reductions described above amounted to the following:
Class	Expense reduction
Class A	$3,002
Class C	2,999
Class I	24,403
Class R2	49
Class	Expense reduction
Class R6	$8,283
Class NAV	3,124
Total	$41,860

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.
The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2020, were equivalent to a net annual effective rate of 0.97% of the fund's average daily net assets.
ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	43

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, compliance, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred, for the year ended July 31, 2020, amounted to an annual rate of 0.01% of the fund's average daily net assets.
Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans for certain classes as detailed below pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for certain classes as detailed below, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:
Class	Rule 12b-1 Fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $41,082 for the year ended July 31, 2020. Of this amount, $6,771 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $34,311 was paid as sales commissions to broker-dealers.
Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2020, CDSCs received by the Distributor amounted to $426 for Class C shares. There were no CDSCs received by the Distributor for Class A shares.
Transfer agent fees. The John Hancock group of funds has a complex-wide transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.
Class level expenses. Class level expenses for the year ended July 31, 2020 were as follows:
Class	Distribution and service fees	Transfer agent fees
Class A	$127,084	$53,044
Class C	421,828	52,782
Class I	—	428,723
Class R2	3,104	90
44	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT

Class	Distribution and service fees	Transfer agent fees
Class R6	—	$15,393
Total	$552,016	$550,032
Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to the fund based on its net assets relative to other funds within the John Hancock group of funds complex.
Interfund lending program. Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor or its affiliates, may participate in an interfund lending program. This program provides an alternative credit facility allowing the fund to borrow from, or lend money to, other participating affiliated funds. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:
Borrower or Lender	Weighted Average Loan Balance	Days Outstanding	Weighted Average Interest Rate	Interest Income (Expense)
Borrower	$39,513,911	4	2.085%	($9,154)
Note 6—Fund share transactions
Transactions in fund shares for the years ended July 31, 2020 and 2019 were as follows:
	Year Ended 7-31-20		Year Ended 7-31-19
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,370,943	$12,625,671	625,188	$6,274,834
Distributions reinvested	796,538	7,136,984	—	—
Repurchased	(2,502,264)	(22,921,442)	(7,014,344)	(70,656,381)
Net decrease	(334,783)	$(3,158,787)	(6,389,156)	$(64,381,547)
Class C shares
Sold	88,041	$771,414	60,123	$597,810
Distributions reinvested	814,617	7,144,191	—	—
Repurchased	(2,105,197)	(18,801,105)	(4,113,011)	(40,562,259)
Net decrease	(1,202,539)	$(10,885,500)	(4,052,888)	$(39,964,449)
Class I shares
Sold	5,780,977	$53,887,102	19,544,689	$197,475,809
Distributions reinvested	7,893,841	71,518,197	—	—
Repurchased	(33,972,928)	(314,904,391)	(205,587,752)	(2,086,260,407)
Net decrease	(20,298,110)	$(189,499,092)	(186,043,063)	$(1,888,784,598)
Class R2 shares
Sold	90,799	$811,751	15,686	$158,107
Distributions reinvested	10,220	91,053	—	—
Repurchased	(37,729)	(343,252)	(77,295)	(781,172)
Net increase (decrease)	63,290	$559,552	(61,609)	$(623,065)
ANNUAL REPORT | JOHN HANCOCK Multi-Asset Absolute Return Fund	45

	Year Ended 7-31-20		Year Ended 7-31-19
	Shares	Amount	Shares	Amount
Class R6 shares
Sold	579,178	$5,385,610	1,684,518	$17,501,312
Distributions reinvested	2,302,851	20,909,885	—	—
Repurchased	(5,403,898)	(49,987,159)	(41,036,851)	(416,128,560)
Net decrease	(2,521,869)	$(23,691,664)	(39,352,333)	$(398,627,248)
Class NAV shares
Sold	4,062,435	$37,739,005	58,894	$607,546
Distributions reinvested	515,853	4,683,945	—	—
Repurchased	(1,803,744)	(16,507,475)	(59,948,659)	(604,241,928)
Net increase (decrease)	2,774,544	$25,915,475	(59,889,765)	$(603,634,382)
Total net decrease	(21,519,467)	$(200,760,016)	(295,788,814)	$(2,996,015,289)
Affiliates of the fund owned 100% of shares of Class NAV on July 31, 2020. Such concentration of shareholders’ capital could have a material effect on the fund if such shareholders redeem from the fund.
Note 7—Purchase and sale of securities
Purchases and sales of securities, other than short-term investments and U.S. Treasury obligations, amounted to $895,315,680 and $877,037,629, respectively, for the year ended July 31, 2020. Purchases and sales of U.S. Treasury obligations aggregated $247,443,293 and $267,556,982, respectively, for the year ended July 31, 2020.
Note 8—Investment by affiliated funds
Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2020, funds within the John Hancock group of funds complex held 10.4% of the fund's net assets. The following fund(s) had an affiliate ownership of 5% or more of the fund's net assets:
Fund	Affiliated Concentration
John Hancock Funds II Alternative Asset Allocation	10.4%
Note 9—Coronavirus (COVID-19) pandemic
The novel COVID-19 disease has resulted in significant disruptions to global business activity. A widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions,and affect fund performance.
46	JOHN HANCOCK Multi-Asset Absolute Return Fund | ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Multi-Asset Absolute Return Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the Fund’s investments, of John Hancock Multi-Asset Absolute Return Fund (one of the funds constituting John Hancock Funds II, referred to hereafter as the "Fund") as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the five years in the period ended July 31, 2020 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended July 31, 2020 and the financial highlights for each of the five years in the period ended July 31, 2020 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 9, 2020
We have served as the auditor of one or more investment companies in the John Hancock group of funds since 1988.
ANNUAL REPORT | JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND	47

Tax information (Unaudited)
For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2020.
The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.
The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.
The fund reports the maximum amount allowable of its Section 199A dividends as defined in Proposed Treasury Regulation §1.199A-3(d).
Eligible shareholders will be mailed a 2020 Form 1099-DIV in early 2021. This will reflect the tax character of all distributions paid in calendar year 2020.
Please consult a tax advisor regarding the tax consequences of your investment in the fund.
48	JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND | ANNUAL REPORT

CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Investment Management LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Nordea Investment Management North America, Inc. (the Subadvisor) for John Hancock Multi-Asset Absolute Return Fund (the fund, formerly known as John Hancock Global Absolute Return Strategies Fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 23-25, 2020 telephonic1 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at the telephonic meeting held on May 26-27, 2020.

Approval of Fund Name Change

At in-person meetings held on June 23-26, 2019, the Board, including Trustees who are not parties to any agreement or considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), approved a name change for the fund from John Hancock Global Absolute Return Strategies Fund to John Hancock Multi-Asset Absolute Return Fund.

Approval of Advisory and Subadvisory Agreements

At telephonic meetings held on June 23-25, 2020, the Board, including the Independent Trustees, reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the

____________________
1 On March 25, 2020, as a result of health and safety measures put in place to combat the global COVID-19 pandemic, the Securities and Exchange Commission issued an exemptive order (the "Order") pursuant to Sections 6(c) and 38(a) of the Investment Company Act of 1940, as amended (the "1940 Act"), that temporarily exempts registered investment management companies from the in-person voting requirements under the 1940 Act, subject to certain requirements, including that votes taken pursuant to the Order are ratified at the next in-person meeting. The Board determined that reliance on the Order was necessary or appropriate due to the circumstances related to current or potential effects of COVID-19 and therefore, the Board's May and June meetings were held telephonically in reliance on the Order.

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Board (including its various committees) at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The information received and considered by the Board in connection with the May and June meetings and throughout the year was both written and oral. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services. The Board considered the Advisory Agreement and the Subadvisory Agreement separately in the course of its review. In doing so, the Board noted the respective roles of the Advisor and Subadvisor in providing services to the fund.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and did not treat any single factor as determinative, and each Trustee may have attributed different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board observed that the scope of services provided by the Advisor, and of the undertakings required of the Advisor in connection with those services, including maintaining and monitoring its own and the fund's compliance programs, risk management programs, liquidity management programs and cybersecurity programs, had expanded over time as a result of regulatory, market and other developments. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers. The Board also considered the significant risks assumed by the Advisor in connection with the services provided to the fund including entrepreneurial risk in sponsoring new funds and ongoing risks including investment, operational, enterprise, litigation, regulatory and compliance risks with respect to all funds.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

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In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund, as well as the Advisor's oversight of any securities lending activity, its monitoring of class action litigation and collection of class action settlements on behalf of the fund, and bringing loss recovery actions on behalf of the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund;
(f)	the Advisor's initiatives intended to improve various aspects of the Trust's operations and investor experience with the fund; and
(g)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that while it found the data provided by the independent third-party generally useful it recognized its limitations, including in particular that the data may vary depending on the end date selected and the results of the performance comparisons may vary depending on the selection of the peer group. The Board noted that the fund outperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2019. The Board also noted that the fund outperformed its peer group median for the one-year period and underperformed its peer group median for the three- and five-year periods ended December 31,2019. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the benchmark index for the one-, three- and five-year periods and to the peer group median for the one-year period. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of

ANNUAL REPORT   |   JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND       51

the fund's benchmark index. The Board noted that the fund's longer term performance in part reflects that of the previous subadvisor.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund in light of the nature, extent and quality of the management and advisory and subadvisory services provided by the Advisor and the Subadvisor. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are equal to the peer group median.

The Board took into account management's discussion with respect to the overall management fee and the fees of the Subadvisor, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee, in each case in light of the services rendered for those amounts and the risks undertaken by the Advisor. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable in light of the nature, extent and quality of the services provided to the fund under the Advisory Agreement.

Profitability/Fall out benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole and with respect to the fund;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data and considered that the Advisor hired an independent third-party consultant to provide an analysis of the Advisor's allocation methodologies;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;

ANNUAL REPORT   |   JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND       52

(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length;
(j)	considered the Advisor's ongoing costs and expenditures necessary to improve services, meet new regulatory and compliance requirements, and adapt to other challenges impacting the fund industry; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the risks that it assumes as Advisor, including entrepreneurial, operational, reputational, litigation and regulatory risk.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and

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(4)	information relating to the nature and scope of any material relationships and their significance to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement. The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

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Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided under the Subadvisory agreement; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT

Operation of the Liquidity Risk Management Program

This section describes operation and effectiveness of the Liquidity Risk Management Program (LRMP) established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the Liquidity Rule). The Board of Trustees (the Board) of each Fund in the John Hancock Group of Funds (each a Fund and collectively, the Funds) that is subject to the requirements of the Liquidity Rule has appointed John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (together, the Advisor) to serve as Administrator of the LRMP with respect to each of the Funds, including Multi-Asset Absolute Return Fund subject to the oversight of the Board. In order to provide a mechanism and process to perform the functions necessary to administer the LRMP, the Advisor established the Liquidity Risk Management Committee (the Committee). The Fund's subadvisor Nordea Investment Management North America, Inc. (the Subadvisor) execute the day-to-day investment management and security-level activities of the Fund in accordance with the requirements of the LRMP, subject to the supervision of the Advisor and the Board.

The Committee holds monthly meetings to: (1) review the day-to-day operations of the LRMP; (2) review and approve month end liquidity classifications; (3) review quarterly testing and determinations, as applicable; and (4) review other LRMP related material. The Committee also conducts daily, monthly, quarterly, and annual quantitative and qualitative assessments of each subadvisor to a Fund that is subject to the requirements of the Liquidity Rule and is a part of the LRMP to monitor investment performance issues, risks and trends. In addition, the Committee may conduct ad-hoc reviews and meetings with subadvisors as issues and trends are identified, including potential liquidity and valuation issues.

The Committee provided the Board at a meeting held on March 15-17, 2020 with a written report which addressed the Committee's assessment of the adequacy and effectiveness of the implementation and operation of the LRMP and any material changes to the LRMP. The report, which covered the period December 1, 2018 through December 31, 2019, included an assessment of important aspects of the LRMP including, but not limited to:

•	Operation of the Fund's Redemption-In-Kind Procedures;
•	Highly Liquid Investment Minimum (HLIM) determination;
•	Compliance with the 15% limit on illiquid investments;
•	Reasonably Anticipated Trade Size (RATS) determination;
•	Security-level liquidity classifications; and
•	Liquidity risk assessment.

The report also covered material liquidity matters which occurred or were reported during this period applicable to the Fund, if any, and the Committee's actions to address such matters.

Redemption-In-Kind Procedures

Rule 22e-4 requires any fund that engages in or reserves the right to engage in in-kind redemptions to adopt and implement written policies and procedures regarding in-kind redemptions as part of the management of its liquidity risk. These procedures address the process for redeeming in kind, as well as the circumstances under which the Fund would consider redeeming in kind. Anticipated large redemption activity will be evaluated to identify situations where redeeming in securities instead of cash may be appropriate.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND       56

As part of its annual assessment of the LRMP, the Committee reviewed the implementation and operation of the Redemption-In-Kind Procedures and determined they are operating in a manner that such procedures are adequate and effective to manage in-kind redemptions on behalf of the Fund as part of the LRMP.

Highly Liquid Investment Minimum determination

The Committee uses an HLIM model to determine a Fund's HLIM. This process incorporates the Fund's investment strategy, historical redemptions, liquidity classification rollup percentages and cash balances, redemption policy, access to funding sources, distribution channels and client concentrations. If the Fund falls below its established HLIM for a period greater than 7 consecutive calendar days, the Committee prepares a report to the Board within one business day following the seventh consecutive calendar day with an explanation of how the Fund plans to restore its HLIM within a reasonable period of time.

Based on the HLIM model, the Committee has determined that the Fund qualifies as a Primarily Highly Liquid Fund (PHLF). It is therefore not required to establish a HLIM. The Fund is tested quarterly to confirm its PHLF status.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to HLIM and PHLF determinations, and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Compliance with the 15% limit on illiquid investments

Rule 22e-4 sets an aggregate illiquid investment limit of 15% for a fund. Funds are prohibited from acquiring an illiquid investment if this results in greater than 15% of its net assets being classified as illiquid. When applying this limit, the Committee defines "illiquid investment" to mean any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. If a 15% illiquid investment limit breach occurs for longer than 1 business day, the Fund is required to notify the Board and provide a plan on how to bring illiquid investments within the 15% threshold, and after 7 days confidentially notify the Securities and Exchange Commission (the SEC).

In February 2019, as a result of extended security markets closures in connection with the Chinese New Year in certain countries, the SEC released guidance, and the Committee approved and adopted an Extended Market Holiday Policy to plan for and monitor known Extended Market Holidays (defined as all expected market holiday closures spanning four or more calendar days).

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to the 15% illiquid investment limit and determined such policies and procedures are operating in a manner that is adequate and effective as part of the LMRP.

Reasonably Anticipated Trade Size determination

In order to assess the liquidity risk of a Fund, the Committee considers the impact on the Fund that redemptions of a RATS would have under both normal and reasonably foreseeable stressed conditions. Modelling the Fund's RATS requires quantifying cash flow volatility and analyzing distribution channel concentration and redemption risk. The model is designed to estimate the amount of assets that the Fund could reasonably anticipate trading on a given day, during both normal and reasonably foreseeable stressed conditions, to satisfy redemption requests.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND       57

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to RATS determinations and determined that such policies and procedures are operating in a manner that is adequate and effective at making RATS determinations as part of the LRMP.

Security-level liquidity classifications

When classifying the liquidity of portfolio securities, the Fund adheres to the liquidity classification procedures established by the Advisor. In assigning a liquidity classification to Fund portfolio holdings, the following key inputs, among others, are considered: the Fund's RATS, feedback from the applicable Subadvisor on market-, trading- and investment-specific considerations, an assessment of current market conditions and fund portfolio holdings, and a value impact standard. The Subadvisor also provides position-level data to the Committee for use in monthly classification reconciliation in order to identify any classifications that may need to be changed as a result of the above considerations.

As part of its annual assessment of the LRMP, the Committee reviewed the policies and procedures in place with respect to security-level liquidity classifications and determined that such policies and procedures are operating in a manner that is adequate and effective as part of the LRMP.

Liquidity risk assessment

The Committee periodically reviews and assesses, the Fund's liquidity risk, including its investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions (including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives), cash flow analysis during both normal and reasonably foreseeable stressed conditions, and holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Committee also monitors global events, such as the COVID-19 Coronavirus, that could impact the markets and liquidity of portfolio investments and their classifications.

As part of its annual assessment of the LRMP, the Committee reviewed Fund-Level Liquidity Risk Assessment Reports for each of the Funds and determined that the investment strategy for each Fund continues to be appropriate for an open-ended structure.

Adequacy and Effectiveness

Based on the review and assessment conducted by the Committee, the Committee has determined that the LRMP has been implemented, and is operating in a manner that is adequate and effective at assessing and managing the liquidity risk of each Fund.

ANNUAL REPORT   |   JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND       58

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2005	195
Trustee and Chairperson of the Board
Director/Trustee, Virtus Funds (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee (since 2005) and Chairperson of the Board (since 2017) of various trusts within the John Hancock Fund Complex.

Charles L. Bardelis,[2] Born: 1941	2005	195
Trustee Director, Island Commuter Corp. (marine transport). Trustee of various trusts within the John Hancock Fund Complex (since 1988).

James R. Boyle, Born: 1959	2015	195
Trustee
Chief Executive Officer, Foresters Financial (since 2018); Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (2014-2018); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Investment Management LLC, John Hancock Investment Management Distributors LLC, and John Hancock Variable Trust Advisers LLC (2005-2010). Trustee of various trusts within the John Hancock Fund Complex (2005-2014 and since 2015).

Peter S. Burgess,[2] Born: 1942	2005	195
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee of various trusts within the John Hancock Fund Complex (since 2005).

William H. Cunningham, Born: 1944	2012	195
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee of various trusts within the John Hancock Fund Complex (since 1986).

Grace K. Fey, Born: 1946	2008	195
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND       59

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Deborah C. Jackson, Born: 1952	2012	195
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, Massachusetts Women's Forum (since 2018); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts (2014-2017); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

James M. Oates,[2] Born: 1946	2005	195
Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director/Trustee, Virtus Funds (since 1988). Trustee (since 2004) and Chairperson of the Board (2005-2016) of various trusts within the John Hancock Fund Complex.

Steven R. Pruchansky, Born: 1944	2012	195
Trustee and Vice Chairperson of the Board
Managing Director, Pru Realty (since 2017); Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (2014-2020); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (2014-2017); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992), Chairperson of the Board (2011-2012), and Vice Chairperson of the Board (since 2012) of various trusts within the John Hancock Fund Complex.

Gregory A. Russo, Born: 1949	2012	195
Trustee
Director and Audit Committee Chairman (2012-2020), and Member, Audit Committee and Finance Committee (2011-2020), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (2012-2018) and Finance Committee Chairman (2014-2018), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee of various trusts within the John Hancock Fund Complex (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND       60

Non-Independent Trustees3

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Andrew G. Arnott, Born: 1971	2017	195
President and Non-Independent Trustee
Head of Wealth and Asset Management, United States and Europe, for John Hancock and Manulife (since 2018); Executive Vice President, John Hancock Financial Services (since 2009, including prior positions); Director and Executive Vice President, John Hancock Investment Management LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Variable Trust Advisers LLC (since 2006, including prior positions); President, John Hancock Investment Management Distributors LLC (since 2004, including prior positions); President of various trusts within the John Hancock Fund Complex (since 2007, including prior positions). Trustee of various trusts within the John Hancock Fund Complex (since 2017).

Marianne Harrison, Born: 1963	2018	195
Non-Independent Trustee
President and CEO, John Hancock (since 2017); President and CEO, Manulife Canadian Division (2013-2017); Member, Board of Directors, CAE Inc. (since 2019); Member, Board of Directors, MA Competitive Partnership Board (since 2018); Member, Board of Directors, American Council of Life Insurers (ACLI) (since 2018); Member, Board of Directors, Communitech, an industry-led innovation center that fosters technology companies in Canada (2017-2019); Member, Board of Directors, Manulife Assurance Canada (2015-2017); Board Member, St. Mary's General Hospital Foundation (2014-2017); Member, Board of Directors, Manulife Bank of Canada (2013-2017); Member, Standing Committee of the Canadian Life & Health Assurance Association (2013-2017); Member, Board of Directors, John Hancock USA, John Hancock Life & Health, John Hancock New York (2012-2013). Trustee of various trusts within the John Hancock Fund Complex (since 2018).

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2008); Chief Financial Officer of various trusts within the John Hancock Fund Complex (since 2007).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2007); Treasurer of various trusts within the John Hancock Fund Complex (since 2007, including prior positions).

Christopher (Kit) Sechler, Born: 1973	2018
Chief Legal Officer and Secretary
Vice President and Deputy Chief Counsel, John Hancock Investments (since 2015); Assistant Vice President and Senior Counsel (2009-2015), John Hancock Investment Management; Chief Legal Officer and Secretary of various trusts within the John Hancock Fund Complex (since 2018); Assistant Secretary of John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (since 2009).

ANNUAL REPORT   |   JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND       61

Principal officers who are not Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Trevor Swanberg, Born: 1979	2020
Chief Compliance Officer
Chief Compliance Officer, various trusts within the John Hancock Fund Complex, John Hancock Investment Management LLC, and John Hancock Variable Trust Advisers LLC (since 2020); Deputy Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2018-2020); Deputy Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2019-2020); Assistant Chief Compliance Officer, various trusts within the John Hancock Fund Complex (2016-2018); Assistant Chief Compliance Officer, John Hancock Investment Management LLC and John Hancock Variable Trust Advisers LLC (2016-2019); Vice President, State Street Global Advisors (2015-2016).

The business address for all Trustees and Officers is 200 Berkeley Street, Boston, Massachusetts 02116-5023.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND       62

More information

Trustees

Hassell H. McClellan, Chairperson
Steven R. Pruchansky, Vice Chairperson
Andrew G. Arnott†
Charles L. Bardelis*
James R. Boyle
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Marianne Harrison†
Deborah C. Jackson
James M. Oates*
Gregory A. Russo

Officers

Andrew G. Arnott
President

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Christopher (Kit) Sechler
Secretary and Chief Legal Officer

Trevor Swanberg[1]
Chief Compliance Officer

Investment advisor

John Hancock Investment Management LLC

Subadvisor

Nordea Investment Management North America, Inc.

Portfolio Managers

Dr. Asbjørn Trolle Hansen
Dr. Claus Vorm
Kurt Kongsted

Principal distributor

John Hancock Investment Management Distributors LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

* Member of the Audit Committee
† Non-Independent Trustee
1 Effective July 31, 2020

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

All of the fund's holdings as of the end of the third month of every fiscal quarter are filed with the SEC on Form N-PORT within 60 days of the end of the fiscal quarter. The fund's Form N-PORT filings are available on our website and the SEC's website, sec.gov.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. PO Box 219909 Kansas City, MO 64121-9909	Express mail: John Hancock Signature Services, Inc. 430 W 7th Street Suite 219909 Kansas City, MO 64105-1407

ANNUAL REPORT   |   JOHN HANCOCK MULTI-ASSET ABSOLUTE RETURN FUND       63

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Financial Industries

Fundamental All Cap Core

Fundamental Large Cap Core

New Opportunities

Regional Bank

Small Cap Core

Small Cap Growth

Small Cap Value

U.S. Global Leaders Growth

U.S. Quality Growth

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Fundamental Global Franchise

Global Equity

Global Shareholder Yield

Global Thematic Opportunities

International Dynamic Growth

International Growth

International Small Company

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Bond

Short Duration Credit Opportunities

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Alternative Risk Premia

Diversified Macro

Infrastructure

Multi-Asset Absolute Return

Seaport Long/Short

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investment Management at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Balanced

Multi-Asset High Income

Multi-Index Lifetime Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifestyle Portfolios

Multimanager Lifetime Portfolios

Retirement Income 2040

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Emerging Markets ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Media and
Communications ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Small Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND
GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Investment Management Distributors LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investment Management

A trusted brand

John Hancock Investment Management is a premier asset manager with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Investment Management Distributors LLC ■ Member FINRA, SIPC
200 Berkeley Street ■ Boston, MA 02116-5010 ■ 800-225-5291 ■ jhinvestments.com

This report is for the information of the shareholders of John Hancock Multi-Asset Absolute Return Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.

MF1291584	395A 7/20 9/2020

ITEM 2. CODE OF ETHICS.

(a) As of the end of the fiscal year July 31, 2020 the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) Not applicable

(c) Not applicable

(d) Not applicable

(e) Not applicable

(f)(1) A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(f)(2) Not applicable.

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that at least one member of its audit committee is an “audit committee financial expert”. Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES:
2020: $323,479
2019: $377,756

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b) AUDIT RELATED FEES:
2020: $2,988
2019: $2,880

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by the principal accountant for separate reports in connection with service provider internal controls reviews. Additionally, amounts billed to control affiliates were $216,467 and $113,000 for the fiscal years ended July 31, 2020 and 2019, respectively.

(c) TAX FEES:
2020: $19,365
2019: $19,365

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The tax services provided by the principal accountant related to the review of the Registrant’s federal and state tax returns and tax distribution requirements.

(d) ALL OTHER FEES:
2020: $444
2019: $420

These fees represent all other fees billed to the Registrant for products and services provided by the principal accountant. These fees were billed to the Registrant and were approved by the Registrant’s audit committee.

(e) (1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant and rendered to the registrant’s control affiliates for each of the last two fiscal years of the registrant were $1,252,408 for the fiscal year ended July 31, 2020 and $901,334 for the fiscal year ended July 31, 2019.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were non pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess – Chairman
Charles L. Bardelis
James M. Oates

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) This schedule is included as part of the Report to shareholders filed under Item 1 of this form.
(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There were no changes in the registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.:

Not applicable.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics for Covered Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b)(1) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Nominating, Governance and Administration Committee Charter”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew Arnott
Andrew Arnott
President
Date: September 10, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott
Andrew Arnott
President
Date: September 10, 2020

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: September 10, 2020